                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4009
--------------------------------------------------------------------------------

                     GOVERNMENT SECURITIES VARIABLE ACCOUNT
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
--------------------------------------------------------------------------------

                      Date of fiscal year end: December 31
--------------------------------------------------------------------------------

                   Date of reporting period: December 31, 2004
--------------------------------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[COMPASS LOGO]

PROFESSIONALLY MANAGED COMBINATION
FIXED/VARIABLE ANNUITIES
FOR PERSONAL INVESTMENTS AND
QUALIFIED RETIREMENT PLANS


ANNUAL REPORT - DECEMBER 31, 2004

CAPITAL APPRECIATION VARIABLE ACCOUNT
GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT
HIGH YIELD VARIABLE ACCOUNT
MANAGED SECTORS VARIABLE ACCOUNT
MONEY MARKET VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT

ISSUED BY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S),
A WHOLLY OWNED SUBSIDIARY OF
SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.

TABLE OF CONTENTS

Letter from the CEO of MFS                                                     1

Management Reviews                                                             2

Performance Summary                                                            7

Portfolio Composition                                                          8

Portfolio of Investments                                                      15

Financial Statements                                                          30

Notes to Financial Statements                                                 49

Report of Independent Registered Public Accounting Firm                       58

Managers and Officers                                                         59

Proxy Voting Policies and Information                                 Back Cover

Quarterly Portfolio Disclosure                                        Back Cover

THIS REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

   NOT FDIC INSURED    MAY LOSE VALUE                            NO BANK GUARANTEE
   NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO OF MFS

DEAR CONTRACT OWNERS,
For most investors, the main factor in determining long-term success is asset allocation -- how they spread their money among stocks, bonds, and cash. In fact, the total returns of investors may be more influenced by their asset allocation strategy than by their security selection within each asset class. The principle behind asset allocation is simple: by diversifying across a variety of types of securities, investors reduce the overall risk of their portfolio because gains in one area are likely to offset losses in another.

One of the dangers of not having an asset allocation plan is the temptation to simply chase performance, by moving money into whichever asset class appears to be outperforming at the moment. The problem with this approach is that by the time a particular area of the market comes into favor, investors may have already missed some of the best performance. We would suggest that one way to benefit from swings in the market is to acquire a diversified portfolio so that investors hold a range of asset classes BEFORE the market swings in their direction.

UNDERSTAND YOUR EMOTIONS
It usually takes a bear market for people to appreciate the benefits of diversification. At MFS, we believe proper asset allocation is important in all market environments. But we understand that there are emotional components of investment decisions that sometimes keep investors from achieving their long term goals. The three common behaviors that negatively impact investment decisions are overconfidence, looking backwards, and loss aversion.

- OVERCONFIDENCE. After experiencing gains in the market, particularly during a bull market, investors have a natural tendency to overestimate their own abilities. During the global bull market of the late 1990s, for example, a large number of investors traded their own stocks and made significant profits. However, most of these same investors later handed back those profits -- and then some -- because they focused more on short-term blips in the market and less on the fundamental factors that affect a company's long-term prospects.

- LOOKING BACKWARDS. Although security prices are determined by expectations about the future, many investors make choices based on the recent past. Investors who have achieved momentary success in the market tend to take on too much risk, believing that better-than-average returns can be easily duplicated. On the other hand, those who have had negative experiences tend to become overly cautious and take on too little risk. Recent historical experience tends to dictate an investor's frame of reference and may lead to irrational decisions.

- LOSS AVERSION. Simply put, investors would rather avoid the immediate pain of losses than enjoy the future pleasure of gains. As a result, some investors tend to overreact to short-term downturns in the market by seeking to mitigate their losses, rather than remaining invested to benefit from the long-term growth potential of the stock and bond markets.

THINK LIKE A PROFESSIONAL INVESTOR
Asset allocation helps reduce the emotional factors that tend to affect the long-term returns of investors. Professional investors -- those who manage assets for money management firms, pension funds, and endowments -- have tended to outperform the average retirement investor because they focus on asset allocation. For example, the investment performance of the average 401(k) participant has lagged these professional investors by more than two percentage points a year, on average, over the past 10 years.(1)

We think asset allocation is one of the most important decisions for investors. A study of the performance of 91 large U.S. corporate pension plans with assets of more than $100 million over a 10-year period beginning in 1974 concluded that asset allocation policies accounted for 93.6% of their returns, while individual security selection and the timing of their investments accounted for only 6.4% of their overall performance.(2)

Professional investors target a realistic level of return based on the amount of risk they are willing to take, then set allocations to meet their goals. On average, U.S. professional investors allocate 35% to 40% of their assets to domestic equity stocks; 20% to 30% to fixed income issues; 10% to international stocks; and between 10% and 20% to other investment classes such as real estate.(3) And within those categories, they hold a broad range of styles and asset classes.

In contrast, 401(k) participants who held company stock in their retirement plans at the end of 2002 had roughly 42% of their retirement assets in company stock while the rest was allocated to either growth or value stock funds.(4) These participants virtually ignored the broad range of equity, fixed-income, and international offerings provided by their retirement plans.

ALLOCATE, DIVERSIFY, REBALANCE
We recommend working with a professional adviser to find an optimal mix of investments based on your individual goals. In our view, a disciplined asset allocation strategy is composed of three simple steps: allocate, diversify and rebalance.

- ALLOCATE. Investors should work with their financial adviser to specify their long-term goals and tolerance for risk. Then investors should allocate their assets across the major asset classes -- stocks, bonds, and cash -- to help them pursue an investment return that is consistent with their risk tolerance level.

- DIVERSIFY. By diversifying their assets, investors trade some performance in the top performing categories for a more predictable and stable portfolio. At the same time, investors should include different investment styles and market capitalizations of stocks and a range of fixed-income investments, as well as U.S. and non-U.S. securities. Because security subclasses tend to move in and out of favor during various market and economic environments, a broad portfolio increases the benefits of diversification.

- REBALANCE. We suggest that investors consult with their professional advisers periodically to rebalance their portfolios to maintain the percentages that they have dedicated to each asset class. Allocations can shift as markets rise and fall, making for a riskier or more conservative portfolio than an investor originally intended. For example, a portfolio of 50% stocks and 50% bonds at the start of 2000 would have shifted to 32% stocks and 68% bonds at the end of 2002 because of the weak stock market.(5)

In short, these three simple concepts -- allocate, diversify and rebalance -- help take emotion out of the investment process and help prevent investors from trying to outguess the market. An asset allocation strategy cannot turn a down market cycle into a good one, but it is an invaluable tool to manage risk and keep investors on track toward reaching their long term investment goals.

A DISCIPLINED INVESTMENT PROCESS IS PARAMOUNT
Disciplined diversification has helped investors pursue long-term, above-average results through the years. Since 1924, when we invented the mutual fund, MFS(R) has strived to give investors the products and tools they need to maintain well-diversified portfolios. MFS provides a variety of products in each asset class as well as a family of asset allocation funds. These asset allocation portfolios cover a range from conservative to moderate, growth, and aggressive growth allocations, each with a strategy based on a distinct level of risk. We recommend developing a comprehensive financial plan with an investment advisor who is familiar with your risk tolerance, your individual goals, and your financial situation.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.


Respectfully,

/s/ Robert J. Manning

Robert J. Manning
Chief Executive Officer and Chief Investment Officer
MFS Investment Management
Investment Advisor to the MFS/Compass Variable Accounts

January 14, 2005

Asset allocation and diversification can not guarantee a profit or protect against a loss. The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

(1)  Source: Watson Wyatt
(2) "Determinants of Portfolio Performance," in Financial Analysts Journal, January/February 1995, by Gary P. Brinson, L. Randolph Hood, and Gilbert L. Beebower
(3)  Source: Greenwich Associates
(4)  Source: Hewitt Associates
(5)  Source: Lipper Inc.

STOCK MARKET ENVIRONMENT

In 2004, after enduring a somewhat rocky ride, most of the world's major stock markets posted solid gains. In our view, better-than-expected corporate earnings and improved economic indicators encouraged investors and drove equity markets, although, for a time, it seemed that record-high oil prices, rising short-term interest rates in the U.S., a decline in the U.S. dollar against most major currencies, as well as geopolitical uncertainty, tested equity markets. But, oil prices pulled back from their record levels late in the year, and in our view, investors turned their attention to strong corporate profits and economic growth, which were up noticeably, if not dramatically, for the year.

BOND MARKET ENVIRONMENT

Bond market returns in 2004 turned out to be a pleasant surprise. At about mid-year, we believe improving economic fundamentals prompted the U.S. Federal Reserve Board to raise short-term rates -- marking the first rate increase in four years. While the Fed followed with four more hikes throughout the year, we feel that enough uncertainty about the strength of the economic recovery remained to fuel investor demand in U.S. Treasuries and other high-quality bonds, both of which are seen as a refuge in times of economic concern. (Principal and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.) Perhaps the biggest surprise of 2004 was that long-term interest rates -- which we believed were expected to rise -- did not.

In the high yield market, we believe easy access to capital, a declining default rate, and stronger credit profiles aided returns throughout the year.

From our perspective, the improvement in equity markets going into the last quarter of 2004 prevented significant advances in most bond markets. Even so, the slowdown in U.S. gross domestic product (GDP) -- a measure of the value of all goods and services in the U.S. economy -- and job growth, in the second half of the year, curbed expectations about the pace of the economic recovery. We believe that such concerns, combined with geopolitical worries about Iraq and fear of future terrorist attacks, kept investors focused on bond markets.

MANAGEMENT REVIEWS

CAPITAL APPRECIATION VARIABLE ACCOUNT
For the year ended December 31, 2004, the Compass 2 account provided a total return of 9.47%; the Compass 3 account provided a total return of 9.36%; and the Compass 3 -- Level 2 account provided a total return of 9.52%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 6.30% over the same period for the account's benchmark, the Russell 1000 Growth Index. The account seeks to maximize capital appreciation by investing in securities of all types with a major emphasis on common stocks. The account invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of those securities, of companies which the account's investment advisor, MFS, believes possess above-average growth opportunities.

CONTRIBUTORS TO PERFORMANCE
Stock selection in the health care and special products and services sectors was a major contributor to relative performance. Within the industrial goods and services sector a combination of stock selection and allocation boosted relative results for the period.

In the health care sector, our underweighted position in Pfizer* and our decision not to own Merck* aided relative performance as both stocks underperformed. In the industrial goods and services sector, our holdings in international conglomerate Tyco also aided results.

Stocks in other sectors that contributed to the portfolio's relative performance for the period included FedEx Corp., Marvell Technology, and discount retailer Target. Our underweighted position in poor-performing technology giant Intel* and our decision not to hold Coca-Cola* also aided relative results.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure sector held back relative performance. Our holdings in Clear Channel Communications* and not holding Starbucks* hurt results during the period. Stock selection in the financial services sector also held back relative returns, although no stocks within the sector were among the portfolio's top individual detractors.

Stocks in other sectors that dampened results for the period included poor performing pharmaceutical company AstraZeneca, which is not in the benchmark. Our underweighted position in technology company QUALCOMM* and not owning health care firm

UnitedHealth Group also held back results as did our underweighted position in retailer Home Depot.*

The portfolio's cash position held back relative performance. As with nearly all portfolios, this account holds some cash to buy new holdings and to provide liquidity. In a period when growth equity markets -- as measured by the Russell 1000 Growth Index -- rose, holding any cash hurt relative performance. The index does not have a cash position.

*    Stock was not held in the portfolio at the end of the period.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT
For the year ended December 31, 2004, the Compass 2 account provided a total return of 8.23%, the Compass 3 account provided a total return of 8.07%, and the Compass 3 -- Level 2 account provided a total return of 8.23%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with the return of 10.35% over the same period for the account's benchmark, the Citigroup World Government Bond Index. The account seeks to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries (to the extent that MFS believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities.) The account invests, under normal market conditions, at least 80% of its net assets in fixed income securities of the U.S. government and foreign government securities of developed countries. The account may also invest in derivative instruments to offset adverse impacts in various markets.

DETRACTORS TO PERFORMANCE

During the reporting period, the portfolio was adversely affected by our positions in the British pound and the Japanese yen, as well as our country selection in euro-area bonds.

CONTRIBUTORS TO PERFORMANCE

The portfolio benefited markedly from an overweight in the euro, as well as from currency overweights in the dollar bloc (Canada, Australia, and New Zealand), Sweden, and Eastern Europe (Poland and the Czech Republic). We also added value with bond overweights in Denmark, Sweden, and Australia. Our sector selection in U.S. bonds also added to performance, as did our curve positioning in U.K. bonds.

GOVERNMENT SECURITIES VARIABLE ACCOUNT
For the year ended December 31, 2004, the Compass 2 account provided a total return of 2.38%, the Compass 3 account provided a total return of 2.28%, and the Compass 3 -- Level 2 account provided a total return of 2.43%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 4.08% over the same period for the account's benchmark, the Lehman Brothers Government/Mortgage Index. The account seeks to provide current income and preservation of capital by investing in U.S. Government securities. The account invests, under normal market conditions, at least 80% of its net assets in U.S. Government securities, including bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities such as the Student Loan Marketing Association ("Sallie Mae"), Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") and obligations fully collateralized or otherwise fully secured by such entities.

DETRACTORS FROM PERFORMANCE

Holding lower-yielding issues relative to the account's benchmark held back results for the period. We were underweighted in 30-year mortgage-backed securities, which outperformed comparable maturity treasuries. The portfolio was adversely impacted by pre-payments on certain longer-term mortgage-backed securities.

CONTRIBUTORS TO PERFORMANCE

Over the period, the portfolio benefited from its allocation to government agency securities. Our duration positioning also contributed to relative results. (Duration is a measure of sensitivity to changes in interest rates.)

HIGH YIELD VARIABLE ACCOUNT
For the year ended December 31, 2004, the Compass 2 account provided a total return of 7.67%; the Compass 3 account provided a total return of 7.57%; and the Compass 3 -- Level 2 account provided a total return 7.73%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to returns over the same period of 11.13% and 10.33% respectively for the accounts' benchmarks, the Lehman Brothers High Yield Index (the Lehman Index) and the Lipper High Yield Index. The account seeks to provide high current income and capital appreciaton by investing primarily in fixed income securities of U.S. and foreign issuers which may be in the lower rated categories or unrated and may involve equity features.

DETRACTORS FROM PERFORMANCE

The portfolio's underperformance versus its benchmark was attributable, in part, to our underweighted positions in the more speculative lower-rated sectors of the high yield market which generated above-average returns in 2004. Several specific holdings also detracted from relative performance, including Dobson Communications, a regional wireless services provider, Allied Waste, and poor-performing textile manufacturer Westpoint Stevens.*

CONTRIBUTORS TO PERFORMANCE

The portfolio's relative performance was helped by several individual holdings that performed well during the period, including Safilo Capital International, a maker of corrective eyewear and sunglasses, chemical company Rhodia, Texas energy company El Paso Corp., and retail energy firm Mirant Americas*.

*    Asset was not held in the portfolio at the end of the period.

MANAGED SECTORS VARIABLE ACCOUNT
For the year ended December 31, 2004, the Compass 2 account provided a total return of 5.26%, the Compass 3 account provided a total return of 5.10%, and the Compass 3 -- Level 2 account provided a total return of 5.26%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 6.30% over the same period for the account's benchmark, the Russell 1000 Growth Index (the Russell Index). The account seeks capital appreciation by varying the weighting of its portfolio among 13 sectors. The account invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of companies in 13 sectors.

DETRACTORS FROM PERFORMANCE

On the negative side, stock selection in the leisure and financial services sectors detracted from relative results. In leisure, continued anemic radio advertising spending weighed on our holdings in Clear Channel Communications*, Viacom Inc. and Westwood One*. Turning to the financial sector, while our overall positioning was detrimental to performance, no one stock within the group was among the portfolio's top detractors.

Although the technology sector was overall a net positive, individual stocks from that group proved to be some of our bigger disappointments, including IAC/InterActiveCorp.*, Analog Devices, Cisco Systems, Texas Instruments, and Xilinx*.

Stocks in other sectors that detracted from relative returns included our decision not to own strong performing managed care firm UnitedHealth Group and underweighting household products and personal care giant Procter & Gamble Co.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the health care, retailing, and industrial goods and services sectors boosted the portfolio's performance relative to its benchmark. Underweighting Pfizer* helped results as the company's stock significantly underperformed. Our relative positioning in Gilead Sciences also aided relative results.

Stock selection was likewise supportive in the retailing sector. Our position in discount retailer Target was the leading contributor. Elsewhere in retailing, our underweighted position in Wal-Mart* aided results as that stock trailed the index.

Our positioning among industrial goods and services providers was also beneficial, although no individual stock within the sector made our top contributors list.

Stocks in other sectors that aided relative results included holdings in anti-virus software concern Symantec Corp. and online auctioneer eBay Inc. and an underweighted position in technology giant Intel*. Positions in cruise line operator Carnival Corp. and express delivery firm FedEx Corp. also helped results. Our decision not to hold Coca-Cola was also a benefit as that stock performed poorly during the period.

*    Stock was not held in the portfolio at the end of the period.

MONEY MARKET VARIABLE ACCOUNT
For the year ended December 31, 2004, the Compass 2 account provided a total return of -0.57%, the Compass 3 account provided a total return of -0.67%, and the Compass 3 -- Level 2 account provided a total return of -0.52%. These returns include the reinvestment of any distributions. As of December 31, 2004, the account's seven-day yield with and without waivers was 1.55%. The yield quotation is based on the latest seven days ended with dividends annualized, and more closely reflects the account's current earnings than does the total return quotation. The account seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

PORTFOLIO PERFORMANCE

We expected interest rates to rise during the period and, as such, we shortened the weighted average maturity for the account significantly, from 51 days at the start of the period to 32 days as the period ended. Essentially, we looked to cut our interest-rate risk anticipating short-term rates would begin to rise and continue to do so throughout the period.

On December 31, 2004, approximately 83% of the account's assets were invested in first tier commercial paper with the remainder in U.S. government sponsored agencies and repurchase agreements collateralized by U.S. government sponsored agencies.

An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

TOTAL RETURN VARIABLE ACCOUNT
For the year ended December 31, 2004, the Compass 2 account provided a total return of 10.00%, the Compass 3 account provided a total return of 9.84%, and the Compass 3 -- Level 2 account provided a total return of 10.00%. These returns, which include in the reinvestment of any capital gains and dividend distributions, compare with returns of 10.87% and 4.34%, respectively for the account's benchmarks, the Standard & Poor's 500 Stock Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (the Lehman Index). The account seeks to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. It's secondary objective is to provide reasonable opportunity for growth of capital and income. Under normal market conditions, the account invests at least 40%, but not more than 75%, of its net assets in common stocks and related securities, such as preferred stocks, bonds, warrants or rights convertible into stocks and depository receipts for those securities, and at least 25% of its net assets in non-convertible fixed income securities.

CONTRIBUTORS TO PERFORMANCE

For the equity portion of the portfolio, utilities and communications, energy, and basic materials were the best performing sectors over the period relative to the S&P 500 Index. In energy our allocation decision -- overweighting a strong performing sector -- aided results. Within this group, drilling contractors, Noble Corp. and GlobalSantaFe, enhanced the account's relative results. In both utilities and communications and basic materials, stock selection contributed to relative results. Among the account's better overall relative performing positions were utilities and communications stocks Sprint and AT&T Wireless*, as well as Texas-based electric power generator TXU. Prices of all three stocks rose significantly over the period. AT&T Wireless* was acquired during the year by Cingular, a joint venture of SBC and BellSouth. In basic materials, packaging company Owens-Illinois and iron ore miner Companhia Vale do Rio Doce aided results as both stocks posted strong absolute and relative returns for the period.

Several stocks in the technology and health care sectors contributed to relative results. In technology, avoiding Intel and underweighting Cisco Systems aided results, as prices for both stocks declined over the period. An underweighted position in pharmaceutical firm Pfizer also helped relative returns.

For the fixed income portion of the portfolio, the account benefited from our duration positioning and our sector allocation decisions relative to the Lehman Aggregate Index. (Duration is a measure of sensitivity to interest rate changes.) In addition, allocation to industrial and inflation linked bonds aided results. Exposure to "BBB"-rated and crossover corporate bonds also helped results relative to the Lehman Index.

DETRACTORS FROM PERFORMANCE

For the equity portion of the portfolio, stock selection in leisure and retailing detracted from results relative to the S&P 500. In the leisure sector, media company Viacom was among our top overall detractors. In retailing, holding pharmaceutical chain Rite Aid also held back results.

Not owning strong performing technology companies eBay and QUALCOMM held back relative results during the period. Elsewhere in the sector, holding underperformer Nortel Networks detracted from relative results. In the energy sector, an underweighted position in strong performing Exxon Mobil held back results, as we did not fully participate in this stock's run up in price.

Stocks in other sectors that detracted from relative results included Mellon Financial, Tenet Healthcare, and power producer Calpine, from the financial services, health care, and the utilities and communication sectors, respectively. For the fixed income portion of the portfolio, our underweighted position in some high quality U.S. Agency debt issues and supranationals held back results relative to the Lehman Index.

*    Asset was not held in the portfolio at the end of the period.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS/Compass Variable Accounts. References to specific securities are not recommendations of such securities, and may not be representative of any MFS/Compass Variable Accounts' current or future investments.

The portfolios are actively managed, and current holdings may be different.

Variable annuities are designed for long-term retirement investing, please see your investment professional for more information.

INDEX DEFINITIONS

Citigroup World Government Bond Index -- measures the government bond markets around the world.

Lehman Brothers Government/Mortgage Index -- measures government and mortgage securities markets.

Lehman Brothers High Yield Index -- measures the universe of non-investment grade, fixed-rate debt, Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Lehman Brothers Aggregate Index -- measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lipper High Yield Index -- measures the 30 largest retail mutual funds in the Lipper High Yield Category.

Russell 1000 Growth Index-- measures large-cap U.S. growth stocks.

Standard & Poor's 500 Stock Index is a capitalization weighted index of 500 widely held stocks designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

KEY RISK CONSIDERATIONS

CAPITAL APPRECIATION VARIABLE ACCOUNT
Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (e.g. as represented by the S&P 500) due to changing economic, political or market conditions or disappointing growth company earnings results.

Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to interest rate, currency exchange rate, economic, and political risks.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT
The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to interest rate, currency exchange rate, economic, and political risks.

The portfolio will allocate its investments based upon judgments made by MFS. The portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

The fixed income securities purchased by the portfolio may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on performance.

The portfolio may invest in mortgage-backed securities, which during times of fluctuation interest rates, may increase or decrease more than other fixed-income securities.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

The portfolio may invest a relatively high percentage of its assets in a small number of issuers or even in a single issuer. This makes the portfolio's value more sensitive to developments associated with the issuer and the overall market.

The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

GOVERNMENT SECURITIES VARIABLE ACCOUNT
The portfolio may invest in mortgage-backed securities, which during times of fluctuation interest rates, may increase or decrease more than other fixed-income securities.

The portfolio will invest in government guaranteed securities. These guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

HIGH YIELD VARIABLE ACCOUNT
The portfolio will allocate its investments based upon judgments made by MFS. The portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

The fixed income securities purchased by the portfolio may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on performance.

The portfolio may invest in high yield or lower-rated securities, which may provide greater returns but are subject to greater-than-average risk.

The portfolio may invest a relatively high percentage of its assets in a small number of issuers or even in a single issuer. This makes the portfolio's value more sensitive to developments associated with the issuer and the overall market.

The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to interest rate, currency exchange rate, economic, and political risks.

The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the portfolios' performance.

MANAGED SECTORS VARIABLE ACCOUNT
The portfolio will allocate its investments based upon judgments made by MFS. The portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

The portfolio focuses on companies in a limited number of sectors or industries making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors or industries than a portfolio that invests more broadly.

Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in buying and selling these stocks at prevailing market prices.

The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to interest rate, currency exchange rate, economic, and political risks.

The portfolio utilizes short sales as an investment technique and will suffer a loss if it sells a security short and the value of that security rises.

The portfolio may invest a relatively high percentage of its assets in a small number of issuers or even in a single issuer. This makes the portfolio's value more sensitive to developments associated with the issuer and the overall market.

The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the portfolios' performance.

MONEY MARKET VARIABLE ACCOUNT
The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to interest rate, currency exchange rate, economic, and political risks.

The portfolio may invest in municipal securities called revenue obligations, which are subject to a higher degree of credit risk because they are not backed by the full faith and credit of the municipal issuer. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could also become taxable and the security could decline significantly in value.

TOTAL RETURN VARIABLE ACCOUNT
The portfolio will allocate its investments based upon judgments made by MFS. The portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

The portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to interest rate, currency exchange rate, economic, and political risks.

The fixed income securities purchased by the portfolio may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on performance.

The portfolio may invest in mortgage-backed securities, which during times of fluctuation interest rates, may increase or decrease more than other fixed-income securities.

The portfolio may invest in high yield or lower-rated securities, which may provide greater returns but are subject to greater-than-average risk.

Prices of securities react to the economic condition of the company that issued the security. The portfolio's equity investments in an issue may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

The accounts' values will vary daily in response to issuer, market, regulatory, economic, or political developments. Because stocks tend to be more volatile than some other investments, such as bonds, the more assets a portfolio dedicates to stocks, generally

PERFORMANCE SUMMARY

the more volatile the portfolios' values will be. Bond prices will decline when interest rates rise and will increase when interest rates fall. Many bonds also carry credit risk, which is the risk that issuers may fail to make timely principal or interest payments. In addition, bonds with longer maturity dates will be subject to greater price fluctuations than those with shorter maturity periods. However, stocks historically have outperformed bonds over time.

Please see the prospectus for further information regarding these and other risk conditions.

THESE PERFORMANCE RESULTS REFLECT ANY APPLICABLE CONTRACT OR SURRENDER CHARGES.

YEAR END PERFORMANCE THROUGH DECEMBER 31, 2004

                          COMPASS 2   COMPASS 3    COMPASS 3 -
                           (U.S.)      (U.S.)     LEVEL 2 (U.S.)
                          ---------   ---------   --------------
Capital Appreciation
   Variable Account+        9.47%       9.36%          9.52%

Global Governments
   Variable Account         8.23%       8.07%          8.23%

Government Securities
   Variable Account         2.38%       2.28%          2.43%

High Yield Variable
   Account                  7.67%       7.57%          7.73%

Managed Sectors
   Variable Account+        5.26%       5.10%          5.26%

Money Market
   Variable Account        (0.57)%     (0.67)%        (0.52)%

Total Return
   Variable Account+       10.00%       9.84%         10.00%

VISIT sunlife-usa.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED.

+ The performance shown reflects a non-recurring accrual made to the variable accounts on July 28, 2004 relating to MFS' revenue sharing settlement with the Securities and Exchange Commission without which the performance would have been lower.

From time to time the variable accounts may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

PORTFOLIO COMPOSITION -- CAPITAL APPRECIATION VARIABLE ACCOUNT

[CHART]

PORTFOLIO STRUCTURE

Stocks                          95.3%
Cash & Other Net Assets          4.7%

TOP TEN HOLDINGS

Johnson & Johnson                4.3%
Cisco Systems, Inc.              3.7%
Wyeth                            3.0%
Microsoft Corp.                  3.0%
Amgen, Inc.                      2.8%
IAC/InterActiveCorp.             2.8%
PepsiCo, Inc.                    2.5%
Procter & Gamble Co.             2.2%
Dell, Inc.                       2.2%
Medtronic, Inc.                  2.1%

SECTOR WEIGHTINGS

Health Care                     24.2%
Technology                      22.2%
Retailing                        9.2%
Leisure                          7.8%
Industrial Goods & Services      6.5%
Consumer Staples                 5.7%
Financial Services               5.6%
Special Products & Services      4.0%
Transportation                   2.5%
Energy                           2.3%
Utilities & Communications       1.9%
Basic Materials                  1.9%
Autos & Housing                  1.5%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- GLOBAL GOVERNMENTS VARIABLE ACCOUNT

[CHART]

PORTFOLIO STRUCTURE*

Bonds                       95.2%
Cash & Other Net Assets      4.8%

MARKET SECTORS*

International Sovereigns                         81.9%
Cash & Other Net Assets                           4.8%
U.S. Treasuries                                   4.8%
Commercial Mortgage Backed                        3.4%
Emerging Markets Debt                             2.9%
Mortgage Backed                                   1.2%
Municipal                                         1.0%

CREDIT QUALITY**

AAA                                              77.8%
AA                                               10.1%
A                                                 5.2%
BBB                                               2.1%
Other                                             4.8%

PORTFOLIO FACTS

Average Duration                                  5.7
Average Life                                      8.2
Average Maturity***                               9.1
Average Quality                                   AA+
Average Quality Short Term Bonds                  A-1

COUNTRY WEIGHTINGS

United States                                    20.5%
Germany                                          13.7%
France                                            9.3%
United Kingdom                                    7.6%
Finland                                           6.3%
Ireland                                           6.0%
Canada                                            5.4%
New Zealand                                       5.1%
Japan                                             4.7%
Other                                            21.4%

  * For purposes of this graphical presentation, the bond component includes both accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.

 ** Credit quality ratings are based on a weighted average of each security's rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. U.S. Treasuries and mortgage-backed securities are included in the "AAA"-rating category.

*** The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- GOVERNMENT SECURITIES VARIABLE ACCOUNT

[CHART]

PORTFOLIO STRUCTURE*

Bonds                       90.3%
Cash & Other Net Assets      9.7%

MARKET SECTORS*

Mortgage Backed                                  55.1%
U.S. Government Agencies                         30.2%
Cash & Other Net Assets                           9.7%
U.S. Treasuries                                   4.8%
Residential Mortgage Backed                       0.2%

CREDIT QUALITY**

AAA                                              98.0%
Not Rated                                         0.8%
Other                                             1.2%

PORTFOLIO FACTS

Average Duration                                  3.8
Average Life                                      6.3
Average Maturity***                              16.8
Average Quality                                   AAA
Average Quality Short Term Bonds                  A-1

   * For purposes of this graphical presentation, the bond component includes both accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.

  ** Credit quality ratings are based on a weighted average of each security's rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered not rated, except for U.S. Treasuries and mortgage-backed securities, which are included in the "AAA"-rating category.

 *** The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- HIGH YIELD VARIABLE ACCOUNT

[CHART]

PORTFOLIO STRUCTURE*

Bonds                             96.7%
Cash & Other Net Assets            2.0%
Stocks                             0.9%
Convertible Preferred Stocks       0.3%
Preferred Stocks                   0.1%

TOP FIVE BOND INDUSTRIES*

Utilities - Electric Power                        8.8%
Telecommunications - Wireline                     6.4%
Chemicals                                         5.9%
Gaming & Lodging                                  5.7%
Telecommunications - Wireless                     5.0%

CREDIT QUALITY**

BBB                                               3.0%
BB                                               28.0%
B                                                47.3%
CCC                                              14.9%
CC                                                2.1%
D                                                 0.4%
Not Rated                                         1.1%
Equity                                            1.2%
Other                                             2.0%

PORTFOLIO FACTS

Average Duration                                  4.5
Average Life                                      7.9
Average Maturity***                               8.3
Average Quality                                     B
Average Quality Short Term Bonds                  A-1

   * For purposes of this graphical presentation, the bond component includes both accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.

  ** Credit quality ratings are based on a weighted average of each security's rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered not rated.

 *** The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- MANAGED SECTORS VARIABLE ACCOUNT

[CHART]

PORTFOLIO STRUCTURE

Stocks                            98.1%
Cash & Other Net Assets            1.9%

TOP TEN HOLDINGS

Johnson & Johnson                                 4.8%
Microsoft Corp.                                   4.0%
Dell, Inc.                                        3.9%
Cisco Systems, Inc.                               3.6%
Wyeth                                             3.1%
Procter & Gamble Co.                              2.9%
Abbott Laboratories                               2.7%
eBay, Inc.                                        2.6%
Yahoo!, Inc.                                      2.6%
VERITAS Software Corp.                            2.3%

SECTOR WEIGHTINGS

Technology                                       31.6%
Health Care                                      25.4%
Retailing                                        11.1%
Leisure                                           9.5%
Financial Services                                6.3%
Consumer Staples                                  4.5%
Industrial Goods & Services                       3.9%
Special products & Services                       3.3%
Transportation                                    2.5%

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- MONEY MARKET VARIABLE ACCOUNT

MATURITY BREAKDOWN*

0 TO 29 Days                                     55.0%
30 TO 59 Days                                    34.2%
60 TO 89 Days                                     5.0%
90 TO 365 Days                                    6.0%
Fixed Income Other                               -0.2%

[CHART]

PORTFOLIO STRUCTURE*

Commercial Paper                        83.0%
U.S. Government Agencies                14.2%
Repurchase Agreements                    3.0%
Other Assets Less Liabilities**         (0.2)%

   * For purposes of this graphical presentation, the bond component includes the accrued interest on bonds.

  ** From time to time, "Other Assets Less Liabilities" may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO COMPOSITION -- TOTAL RETURN VARIABLE ACCOUNT

[CHART]

PORTFOLIO STRUCTURE*

Stocks                            60.8%
Bonds                             37.7%
Cash & Other Net Assets            1.5%

TOP TEN HOLDINGS

Sprint Corp.                                      2.1%
Bank of America Corp.                             1.8%
Verizon Communications, Inc.                      1.8%
Fannie Mae 6.625% 11/15/10                        1.7%
Citigroup, Inc., "B"                              1.5%
Viacom, Inc                                       1.5%
J.P. Morgan Chase & Co                            1.5%
Merck & Co., Inc.                                 1.4%
U.S. Treasury Bonds 6.250% 08/15/2023             1.4%
U.S. Treasury Notes 7.000% 07/15/2006             1.3%

SECTOR WEIGHTINGS

Financial Services                               15.5%
Utilities & Communications                        8.6%
Energy                                            6.3%
Health Care                                       6.2%
Leisure                                           5.2%
Basic Materials                                   5.1%
Industrial Goods & Services                       4.4%
Consumer Staples                                  3.9%
Technology                                        2.8%
Retailing                                         1.6%
Autos & Housing                                   0.4%
Transportation                                    0.4%
Special Products & Services                       0.4%

TOP FIVE BOND MARKET SECTORS*

Mortgage Backed                                  13.5%
High Grade Corporates                             9.3%
U.S. Treasuries                                   6.6%
U.S. Government Agencies                          5.2%
Commercial Mortgage Backed                        1.4%

* For purposes of this graphical presentation, the bond component includes both the accrued interest on bonds and the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/2004.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
CAPITAL APPRECIATION VARIABLE ACCOUNT

ISSUER                                                                  SHARES            VALUE
STOCKS -- 95.3%
AEROSPACE -- 0.9%
Lockheed Martin Corp.                                                       50,700   $     2,816,385
                                                                                     ---------------
AIRLINES -- 1.0%
Southwest Airlines Co.                                                     193,500   $     3,150,180
                                                                                     ---------------
APPAREL MANUFACTURERS -- 0.9%
Nike, Inc., "B"                                                             18,400   $     1,668,696
Polo Ralph Lauren Corp., "A"                                                23,500         1,001,100
                                                                                     ---------------
                                                                                     $     2,669,796
                                                                                     ---------------
AUTOMOTIVE -- 1.5%
Harley-Davidson, Inc.                                                       75,200   $     4,568,400
                                                                                     ---------------
BANKS & CREDIT COMPANIES -- 2.5%
American Express Co.                                                        40,340   $     2,273,966
Citigroup, Inc.                                                            113,296         5,458,601
                                                                                     ---------------
                                                                                     $     7,732,567
                                                                                     ---------------
BIOTECHNOLOGY -- 5.2%
Amgen, Inc.*                                                               131,540   $     8,438,291
Cephalon, Inc.*                                                              6,200           315,456
Genzyme Corp.*                                                              66,300         3,850,041
ImClone Systems, Inc.*                                                      68,600         3,161,088
                                                                                     ---------------
                                                                                     $    15,764,876
                                                                                     ---------------
BROADCAST & CABLE TV -- 4.6%
Citadel Broadcasting Corp.*                                                157,500   $     2,548,350
Comcast Corp., "A"*                                                        168,100         5,594,368
EchoStar Communications Corp., "A"                                          89,585         2,977,805
Time Warner, Inc.*                                                          86,200         1,675,728
Univision Communications, Inc., "A"*                                        42,400         1,241,048
                                                                                     ---------------
                                                                                     $    14,037,299
                                                                                     ---------------
BROKERAGE & ASSET MANAGERS -- 1.4%
Merrill Lynch & Co., Inc.                                                   57,850   $     3,457,695
Morgan Stanley                                                              14,000           777,280
                                                                                     ---------------
                                                                                     $     4,234,975
                                                                                     ---------------
BUSINESS SERVICES -- 2.5%
Accenture Ltd., "A"*                                                        88,700   $     2,394,900
Fiserv, Inc.*                                                               38,800         1,559,372
Manpower, Inc.                                                              42,600         2,057,580
SOFTBANK CORP.                                                              32,500         1,577,962
                                                                                     ---------------
                                                                                     $     7,589,814
                                                                                     ---------------
CHEMICALS -- 1.3%
3M Co.                                                                      28,000   $     2,297,960
E.I. du Pont de Nemours & Co.                                               33,400         1,638,270
                                                                                     ---------------
                                                                                     $     3,936,230
                                                                                     ---------------
COMPUTER SOFTWARE -- 6.3%
Akamai Technologies, Inc.*                                                  22,900   $       298,387
Amdocs Ltd.*                                                               110,300         2,895,375
Mercury Interactive Corp.*                                                  10,300           469,165
Microsoft Corp.                                                            338,120         9,031,185
Oracle Corp.*                                                              221,200         3,034,864
Red Hat, Inc.*                                                             199,000         2,656,650
Symantec Corp.*                                                             29,600           762,496
                                                                                     ---------------
                                                                                     $    19,148,122
                                                                                     ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.7%
CDW Corp.                                                                   23,000   $     1,526,050
Dell, Inc.*                                                                159,920         6,739,029
                                                                                     ---------------
                                                                                     $     8,265,079
                                                                                     ---------------
CONSUMER GOODS & SERVICES -- 3.7%
Apollo Group, Inc., "A"*                                                    45,400   $     3,664,234
Career Education Corp.*                                                     24,400           976,000
Procter & Gamble Co.                                                       122,800         6,763,824
                                                                                     ---------------
                                                                                     $    11,404,058
                                                                                     ---------------
ELECTRICAL EQUIPMENT -- 2.4%
Emerson Electric Co.                                                        44,600   $     3,126,460
Hubbell, Inc., "B"                                                          14,300           747,890
Tyco International Ltd.                                                     93,400         3,338,116
                                                                                     ---------------
                                                                                     $     7,212,466
                                                                                     ---------------
ELECTRONICS -- 3.4%
Amphenol Corp., "A"*                                                        59,300   $     2,178,682
Analog Devices, Inc.                                                        74,490         2,750,171
Applied Materials, Inc.*                                                    84,000         1,436,400
Marvell Technology Group Ltd.*                                              52,800         1,872,816
PMC-Sierra, Inc.*                                                           63,500           714,375
Xilinx, Inc.                                                                51,400         1,524,010
                                                                                     ---------------
                                                                                     $    10,476,454
                                                                                     ---------------
FOOD & DRUG STORES -- 1.1%
CVS Corp.                                                                   71,910   $     3,240,984
                                                                                     ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 3.5%
PepsiCo, Inc.                                                              146,620   $     7,653,564
SYSCO Corp.                                                                 81,500         3,110,855
                                                                                     ---------------
                                                                                     $    10,764,419
                                                                                     ---------------
GAMING & LODGING -- 1.3%
Carnival Corp.                                                              31,900   $     1,838,397
Cendant Corp.                                                               76,620         1,791,376
International Game Technology                                               13,100           450,378
                                                                                     ---------------
                                                                                     $     4,080,151
                                                                                     ---------------
GENERAL MERCHANDISE -- 4.2%
Family Dollar Stores, Inc.                                                 112,500   $     3,513,375
Kohl's Corp.*                                                               28,590         1,405,770
Target Corp.                                                                90,060         4,676,816
Wal-Mart Stores, Inc.                                                       57,500         3,037,150
                                                                                     ---------------
                                                                                     $    12,633,111
                                                                                     ---------------
INSURANCE -- 1.7%
St. Paul Travelers Cos., Inc.                                               74,000   $     2,743,180
XL Capital Ltd., "A"                                                        29,500         2,290,675
                                                                                     ---------------
                                                                                     $     5,033,855
                                                                                     ---------------
INTERNET -- 5.5%
Amazon.com, Inc.*                                                           37,500   $     1,660,875
eBay, Inc.*                                                                 33,500         3,895,380
IAC/InterActiveCorp*                                                       303,100         8,371,622
Yahoo!, Inc.*                                                               71,900         2,709,192
                                                                                     ---------------
                                                                                     $    16,637,069
                                                                                     ---------------
LEISURE & TOYS -- 1.4%
Electronic Arts, Inc.*                                                      71,200   $     4,391,616
                                                                                     ---------------
MACHINERY & TOOLS -- 2.7%
Caterpillar, Inc.                                                           52,600   $     5,129,026
Illinois Tool Works, Inc.                                                   31,800         2,947,224
                                                                                     ---------------
                                                                                     $     8,076,250
                                                                                     ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 2.7%
Caremark Rx, Inc.*                                                          76,100   $     3,000,623
Community Health Systems, Inc.*                                             81,700         2,277,796
HCA, Inc.                                                                   76,100         3,040,956
                                                                                     ---------------
                                                                                     $     8,319,375
                                                                                     ---------------
MEDICAL EQUIPMENT -- 3.9%
Guidant Corp.                                                               21,200   $     1,528,520
Medtronic, Inc.                                                            130,900         6,501,803
Millipore Corp.*                                                            21,400         1,065,934
Thermo Electron Corp.*                                                      87,700         2,647,663
                                                                                     ---------------
                                                                                     $    11,743,920
                                                                                     ---------------
METALS & MINING -- 0.6%
Companhia Vale do Rio Doce, ADR                                             58,500   $     1,697,085
                                                                                     ---------------
OIL SERVICES -- 2.3%
BJ Services Co.                                                             39,000   $     1,815,060
GlobalSantaFe Corp.                                                         50,100         1,658,811
Noble Corp.*                                                                35,500         1,765,770
Smith International, Inc.*                                                  31,400         1,708,474
                                                                                     ---------------
                                                                                     $     6,948,115
                                                                                     ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 0.6%
Lexmark International, Inc., "A"*                                           20,300   $     1,725,500
                                                                                     ---------------

ISSUER                                                                  SHARES            VALUE
STOCK -- continued
PHARMACEUTICALS -- 12.4%
Abbott Laboratories                                                        136,300   $     6,358,395
Allergan, Inc.                                                              20,100         1,629,507
AstraZeneca PLC                                                             42,800         1,549,557
Eli Lilly & Co.                                                             53,200         3,019,100
Johnson & Johnson                                                          204,200        12,950,364
Roche Holdings AG                                                           26,900         3,085,398
Wyeth                                                                      215,400         9,173,886
                                                                                     ---------------
                                                                                     $    37,766,207
                                                                                     ---------------
POLLUTION CONTROL -- 0.5%
Waste Management, Inc.                                                      52,600   $     1,574,844
                                                                                     ---------------
RESTAURANTS -- 0.5%
Outback Steakhouse, Inc.                                                    36,300   $     1,661,814
                                                                                     ---------------
SPECIALTY STORES -- 3.0%
Best Buy Co., Inc.                                                          35,900   $     2,133,178
CarMax, Inc.*                                                               56,400         1,751,220
Lowe's Cos., Inc.                                                           59,600         3,432,364
PETsMART, Inc.                                                              48,100         1,708,993
                                                                                     ---------------
                                                                                     $     9,025,755
                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.9%
Vodafone Group PLC, ADR                                                    102,971   $     2,819,346
                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 3.7%
Cisco Systems, Inc.*                                                       590,500   $    11,396,650
                                                                                     ---------------
TELEPHONE SERVICES -- 1.0%
Sprint Corp.                                                               120,950   $     3,005,608
                                                                                     ---------------
TRUCKING -- 1.5%
FedEx Corp.                                                                 45,800   $     4,510,839
                                                                                     ---------------
    Total Stocks (Identified Cost, $249,034,029)                                     $   290,059,214
                                                                                     ---------------

                                                                     PAR AMOUNT
REPURCHASE AGREEMENT -- 5.0%
Morgan Stanley, 2.19%, dated 12/31/04, due 1/03/05, total
  to be received $15,132,761 (secured by various
  U.S. Treasury and Federal Agency obligations in a
  jointly traded account), at Cost                                 $    15,130,000   $    15,130,000
                                                                                     ---------------
    Total Investments
      (Identified Cost, $264,164,029)                                                $   305,189,214
                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.3)%                                                                (967,424)
                                                                                     ---------------
    Net Assets -- 100.0%                                                             $   304,221,790
                                                                                     ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
GLOBAL GOVERNMENTS VARIABLE ACCOUNT

ISSUER                                                              PAR AMOUNT            VALUE
BONDS -- 93.6%
FOREIGN BONDS -- 78.0%
AUSTRALIA -- 1.9%
Government of Australia, 8.75%, 2008                             AUD       143,000   $       124,785
Government of Australia, 6.25%, 2015                                       120,000           100,482
                                                                                     ---------------
                                                                                     $       225,267
                                                                                     ---------------
AUSTRIA -- 3.4%
Republic of Austria, 5.5%, 2007                                  EUR       160,000   $       232,763
Republic of Austria, 5%, 2012                                               70,000           104,618
Republic of Austria, 4.65%, 2018                                            52,000            75,663
                                                                                     ---------------
                                                                                     $       413,044
                                                                                     ---------------
BELGIUM -- 3.2%
Kingdom of Belgium, 3.75%, 2009                                  EUR       157,000   $       219,338
Kingdom of Belgium, 5%, 2012                                               111,000           165,966
                                                                                     ---------------
                                                                                     $       385,304
                                                                                     ---------------
CANADA -- 5.4%
Canada Housing Trust, 4.65%, 2009                                CAD        70,000   $        60,472
Government of Canada, 5.25%, 2012                                           65,000            58,052
Quebec Province, 1.6%, 2013                                      JPY    54,000,000           537,116
                                                                                     ---------------
                                                                                     $       655,640
                                                                                     ---------------
DENMARK -- 0.6%
Kingdom of Denmark, 5%, 2013                                     DKK       376,000   $        75,486
                                                                                     ---------------
FINLAND -- 6.2%
Republic of Finland, 2.75%, 2006                                 EUR       156,000   $       212,521
Republic of Finland, 3%, 2008                                              398,000           542,287
                                                                                     ---------------
                                                                                     $       754,808
                                                                                     ---------------
FRANCE -- 9.1%
Republic of France, 4.75%, 2007 - 2012                           EUR       556,000   $       801,093
Republic of France, 6%, 2025                                               179,000           303,858
                                                                                     ---------------
                                                                                     $     1,104,951
                                                                                     ---------------
GERMANY -- 13.4%
Federal Republic of Germany,
  3.5%, 2008                                                     EUR       190,000   $       263,111
Federal Republic of Germany,
  5.25%, 2010                                                              312,000           467,080
Federal Republic of Germany,
  6.25%, 2024 - 2030                                                       331,000           580,911
Kreditanstalt fur Wiederaufbau,
  3.25%, 2008                                                              220,000           302,564
                                                                                     ---------------
                                                                                     $     1,613,666
                                                                                     ---------------
IRELAND -- 5.9%
Republic of Ireland, 4.25%, 2007                                 EUR       368,000   $       519,393
Republic of Ireland, 4.6%, 2016                                            135,000           197,126
                                                                                     ---------------
                                                                                     $       716,519
                                                                                     ---------------
ITALY -- 2.2%
Republic of Italy, 5.25%, 2017                                   EUR       170,000   $       260,553
                                                                                     ---------------
JAPAN -- 4.7%
Development Bank of Japan,
  1.4%, 2012                                                     JPY    17,000,000   $       168,525
Development Bank of Japan, 1.6%, 2014                                   40,000,000           394,079
                                                                                     ---------------
                                                                                     $       562,604
                                                                                     ---------------
MEXICO -- 1.2%
Pemex Project Funding Master Trust,
  8.625%, 2022                                                     $       117,000   $       136,130
United Mexican States, 8%, 2022                                             10,000            11,535
                                                                                     ---------------
                                                                                     $       147,665
                                                                                     ---------------
NETHERLANDS -- 3.9%
Kingdom of Netherlands, 5.75%, 2007                              EUR       307,000   $       442,840
Kingdom of Netherlands, 5%, 2012                                            19,697            29,484
                                                                                     ---------------
                                                                                     $       472,324
                                                                                     ---------------
NEW ZEALAND -- 5.0%
Government of New Zealand, 7%, 2009                              NZD       142,000   $       105,887
Government of New Zealand, 6.5%, 2013                                      669,000           496,439
                                                                                     ---------------
                                                                                     $       602,326
                                                                                     ---------------
QATAR -- 0.8%
State of Qatar, 9.75%, 2030                                        $        67,000   $        97,392
                                                                                     ---------------

ISSUER                                                              PAR AMOUNT            VALUE
BONDS -- continued
FOREIGN BONDS -- continued
RUSSIA -- 0.8%
Russian Federation, 11%, 2018                                      $        70,000   $        97,874
                                                                                     ---------------
SPAIN -- 2.8%
Kingdom of Spain, 6%, 2008                                       EUR       220,000   $       326,365
Kingdom of Spain, 5.35%, 2011                                                9,000            13,680
                                                                                     ---------------
                                                                                     $       340,045
                                                                                     ---------------
UNITED KINGDOM -- 7.5%
United Kingdom Treasury, 5.75%, 2009                             GBP        60,000   $       121,298
United Kingdom Treasury, 5%, 2012                                          399,000           787,054
                                                                                     ---------------
                                                                                     $       908,352
                                                                                     ---------------
    Total Foreign Bonds                                                              $     9,433,820
                                                                                     ---------------
U.S. BONDS -- 15.6%
ASSET BACKED & SECURITIZED -- 3.3%
Commercial Mortgage Asset Trust,
  0.8711%, 2032##                                                  $     1,594,783   $        78,901
Deutsche Mortgage & Asset Receiving
  Corp., 6.538%, 2031                                                       56,558            60,153
First Union National Bank Commercial
  Mortgage Trust, 7.39%, 2031                                               60,361            68,409
First Union National Bank Commercial
  Mortgage Trust, 0.9667%, 2043##                                        1,743,848            83,105
First Union-Lehman Brothers Bank of
  America, 6.56%, 2035                                                      29,461            31,675
GMAC Commercial Mortgage Securities,
  Inc., 6.42%, 2035                                                         29,461            31,663
Lehman Brothers-UBS Commercial
  Mortgage Trust, 7.95%, 2010                                               45,271            52,563
                                                                                     ---------------
                                                                                     $       406,469
                                                                                     ---------------
MORTGAGE BACKED -- 1.2%
Fannie Mae, 6%, 2017 - 2018                                        $       136,200   $       142,804
                                                                                     ---------------
MUNICIPALS -- 1.0%
New York, NY, City Municipal Water
  Finance Authority, Water & Sewer
  Systems Rev., "B", 5%, 2036                                      $       115,000   $       117,254
                                                                                     ---------------
SUPRANATIONAL -- 5.3%
Inter-American Development Bank,
  1.9%, 2009                                                     JPY    62,000,000   $       640,942
                                                                                     ---------------
U.S. TREASURY OBLIGATIONS -- 4.8%
U.S. Treasury Bonds, 8%, 2021                                      $        42,000   $        57,653
U.S. Treasury Bonds, 6.25%, 2030                                           234,000           279,767
U.S. Treasury Notes, 4.25%, 2010 - 2013                                    121,000           121,761
U.S. Treasury Notes, 2%, 2014                                              114,661           118,673
                                                                                     ---------------
                                                                                     $       577,854
                                                                                     ---------------
    Total U.S. Bonds                                                                 $     1,885,323
                                                                                     ---------------
    Total Bonds
      (Identified Cost, $10,279,194)                                                 $    11,319,143
                                                                                     ---------------
SHORT-TERM OBLIGATION~ -- 1.6%
Federal Home Loan Bank, 1%, due 1/03/05,
  at Amortized Cost                                                $       188,000   $       187,990
                                                                                     ---------------
REPURCHASE AGREEMENT -- 4.5%
Morgan Stanley, 2.19%, dated 12/31/04,
  due 1/03/05, total to be received
  $547,100 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                          $       547,000   $       547,000
                                                                                     ---------------
    Total Investments
      (Identified Cost, $11,014,184)                                                 $    12,054,133
                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.3%                                                                    39,929
                                                                                     ---------------
    Net Assets -- 100.0%                                                             $    12,094,062
                                                                                     ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
GOVERNMENT SECURITIES VARIABLE ACCOUNT

ISSUER                                                               PAR AMOUNT           VALUE
BONDS -- 98.0%
AGENCY -- OTHER -- 4.0%
Financing Corp., 10.35%, 2018                                      $     1,150,000   $     1,763,430
Resolution Funding Corp., 8.875%, 2020                                   1,700,000         2,403,106
                                                                                     ---------------
                                                                                     $     4,166,536
                                                                                     ---------------
ASSET BACKED & SECURITIZED -- 0.2%
Freddie Mac, 3.108%, 2035                                          $       195,000   $       193,890
                                                                                     ---------------
MORTGAGE BACKED -- 54.2%
Fannie Mae, 4.45%, 2014                                            $       329,426   $       325,737
Fannie Mae, 4.5%, 2019                                                   2,657,322         2,650,532
Fannie Mae, 4.652%, 2014                                                   893,105           896,382
Fannie Mae, 4.79%, 2012                                                    934,169           937,904
Fannie Mae, 4.846%, 2014                                                   935,678           950,882
Fannie Mae, 5%, 2018 - 2019                                             11,668,373        11,866,291
Fannie Mae, 5.5%, 2017 - 2034                                           15,979,419        16,294,644
Fannie Mae, 5.9957%, 2020                                                    6,087             6,077
Fannie Mae, 6%, 2016 - 2034                                              4,814,376         5,034,597
Fannie Mae, 6.5%, 2016 - 2033                                            4,362,245         4,585,735
Fannie Mae, 7.5%, 2022 - 2031                                              399,319           428,170
Fannie Mae, 8.5%, 2007                                                       7,316             8,072
Fannie Mae, 10%, 2018                                                      352,991           391,884
Fannie Mae TBA, 6%, 2032~~~                                              5,874,000         6,072,247
Freddie Mac, 5.5%, 2034                                                  1,655,010         1,682,840
Freddie Mac, 6%, 2034                                                    1,949,245         2,014,481
Freddie Mac, 6.5%, 2032                                                  1,371,306         1,439,928
Freddie Mac, 7.5%, 2027                                                    168,265           180,929
Ginnie Mae, 6.5%, 2028                                                     688,301           725,459
Ginnie Mae, 11%, 2010 - 2019                                                58,976            65,547
Ginnie Mae, 12.5%, 2015                                                     17,969            20,384
                                                                                     ---------------
                                                                                     $    56,578,722
                                                                                     ---------------
U.S. GOVERNMENT AGENCIES -- 26.4%
Aid to Israel, 0%, 2024                                            $     1,442,000   $       507,141
Aid to Israel, 5.5%, 2023                                                1,097,000         1,146,527
Aid to Israel, 6.6%, 2008                                                  875,404           912,508
Aid to Peru, 9.98%, 2008                                                   727,885           795,753
Empresa Energetica Cornito Ltd.,
  6.07%, 2010                                                            2,501,000         2,648,134
Fannie Mae, 3.41%, 2007                                                  1,060,000         1,056,424
Fannie Mae, 4.625%, 2014                                                 3,261,000         3,263,449
Fannie Mae, 4.771%, 2014                                                   657,902           667,613
Freddie Mac, 5.625%, 2011                                                3,664,000         3,960,113
Overseas Private Investment Corp.,
  0%, 2007                                                                 161,000           160,565
Small Business Administration,
  4.34%, 2024                                                              397,786           387,901
Small Business Administration,
  4.72%, 2024                                                              736,594           736,484
Small Business Administration,
  4.77%, 2024                                                              682,000           682,881
Small Business Administration,
  4.86%, 2024                                                              350,000           351,261
Small Business Administration,
  4.87%, 2024                                                              419,000           420,229
Small Business Administration,
  4.88%, 2024                                                              319,000           320,315
Small Business Administration,
   4.89%, 2023                                                             717,400           723,897
Small Business Administration,
  4.98%, 2023                                                              276,202           280,159
Small Business Administration,
  4.99%, 2024                                                              455,000           460,221
Small Business Administration,
  5.52%, 2024                                                              376,349           391,659
Small Business Administration,
  6.07%, 2022                                                              590,420           629,758
Small Business Administration,
  6.34%, 2021                                                              763,316           821,319

ISSUER                                                                PAR AMOUNT          VALUE
BONDS -- continued
U.S. GOVERNMENT AGENCIES -- continued
Small Business Administration,
  6.44%, 2021                                                      $       742,364   $       801,161
Small Business Administration,
  6.625%, 2021                                                             790,001           857,984
Small Business Administration,
  8.4%, 2007                                                                 7,865             8,090
Small Business Administration,
  8.7%, 2009                                                                94,108           100,527
Small Business Administration,
  10.05%, 2009                                                              18,035            19,395
Tennessee Valley Authority, STRIPS
  (Interest Only) 0%, 2042                                               2,250,000         1,681,560
U.S. Department of Housing & Urban
  Development, 6.36%, 2016                                                 500,000           549,480
U.S. Department of Housing & Urban
  Development, 6.59%, 2016                                               2,045,000         2,191,884
                                                                                     ---------------
                                                                                     $    27,534,392
                                                                                     ---------------
U.S. TREASURY OBLIGATIONS -- 13.2%
U.S. Treasury Bonds, 5.25%, 2028                                   $       346,000   $       362,651
U.S. Treasury Bonds, 5.375%, 2031                                          353,000           381,709
U.S. Treasury Bonds, 6%, 2026                                              123,000           140,897
U.S. Treasury Bonds, 6.25%, 2030                                           410,000           490,190
U.S. Treasury Bonds, 12%, 2013                                              19,000            24,488
U.S. Treasury Notes, 2%, 2014                                            2,006,047         2,076,259
U.S. Treasury Notes, 3.375%, 2007                                        2,062,446         2,184,341
U.S. Treasury Notes, 3.625%, 2008###                                     1,943,469         2,116,939
U.S. Treasury Notes, 4%, 2014                                               84,000            82,842
U.S. Treasury Notes, 5.5%, 2008 - 2009                                   3,951,000         4,226,119
U.S. Treasury Notes, 6.5%, 2010                                            917,000         1,038,180
U.S. Treasury STRIPS (Interest Only),
  0%, 2016                                                               1,030,000           610,828
                                                                                     ---------------
                                                                                     $    13,735,443
                                                                                     ---------------
    Total Bonds
      (Identified Cost, $99,995,933)                                                 $   102,208,983
                                                                                     ---------------
REPURCHASE AGREEMENT -- 7.1%
Goldman Sachs, 2.23%, dated 12/31/04,
  due 01/03/05, total to be received
  $7,434,381 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                          $     7,433,000   $     7,433,000
                                                                                     ---------------
    Total Investments
      (Identified Cost, $107,428,933)                                                $   109,641,983
                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (5.1)%                                                              (5,282,526)
                                                                                     ---------------
    Net Assets -- 100.0%                                                             $   104,359,457
                                                                                     ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
HIGH YIELD VARIABLE ACCOUNT

ISSUER                                                                PAR AMOUNT          VALUE
BONDS -- 94.8%
ADVERTISING & BROADCASTING -- 3.4%
Allbritton Communications Co.,
  7.75%, 2012                                                      $       350,000   $       362,250
DIRECTV Holdings LLC, 8.375%, 2013                                         185,000           207,431
Echostar DBS Corp., 6.375%, 2011                                           350,000           357,875
Emmis Operating Co., 6.875%, 2012                                          185,000           193,556
Granite Broadcasting Corp., 9.75%, 2010                                    390,000           372,450
Lamar Media Corp., 7.25%, 2013                                             135,000           145,800
PRIMEDIA, Inc., 8.875%, 2011                                               385,000           407,137
Paxson Communications Corp., 0% to 2006,
  12.25% to 2009                                                           600,000           561,000
                                                                                     ---------------
                                                                                     $     2,607,499
                                                                                     ---------------
AEROSPACE -- 1.7%
Argo Tech Corp., 9.25%, 2011                                       $       215,000   $       235,963
BE Aerospace, Inc., 8.875%, 2011                                           310,000           323,950
Hexcel Corp., 9.75%, 2009                                                  310,000           322,400
K&F Acquisition, Inc., 7.75%, 2014##                                        65,000            67,112
Standard Aero Holdings, Inc.,
  8.25%, 2014##                                                            105,000           113,400
TransDigm Holding Co., 8.375%, 2011                                        230,000           246,675
                                                                                     ---------------
                                                                                     $     1,309,500
                                                                                     ---------------
AIRLINES -- 0.7%
Continental Airlines, Inc., 6.9%, 2017                             $        80,685   $        68,369
Continental Airlines, Inc., 6.748%, 2017                                    74,347            60,704
Continental Airlines, Inc., 6.795%, 2018                                   176,962           154,642
Continental Airlines, Inc., 7.566%, 2020                                   250,379           211,422
                                                                                     ---------------
                                                                                     $       495,137
                                                                                     ---------------
APPAREL MANUFACTURERS -- 0.3%
Levi Strauss & Co., 7%, 2006                                       $       235,000   $       246,750
                                                                                     ---------------
ASSET BACKED & SECURITIZED -- 2.0%
Airplane Pass-Through Trust,
  10.875%, 2012*                                                   $       740,775   $         3,704
ARCap REIT, Inc., 6.0996%, 2045##                                          165,567           138,200
Asset Securitization Corp., 8.005%, 2029                                   150,000           157,469
Crest Ltd., 7%, 2040##                                                     154,000           149,419
First Union National Bank Commercial
  Mortgage Corp., 6.75%, 2032                                              165,000           156,275
GE Capital Commercial Mortgage Corp.,
  7.5117%, 2033##                                                          145,000           161,035
GMAC Commercial Mortgage Securities,
  Inc., 7.6527%, 2034##                                                    192,000           215,036
Mortgage Capital Funding, Inc.,
  7.214%, 2007                                                             500,000           526,706
                                                                                     ---------------
                                                                                     $     1,507,844
                                                                                     ---------------
AUTOMOTIVE -- 2.3%
Affinia Group, Inc., 9%, 2014##                                    $       220,000   $       229,350
Dana Corp., 7%, 2029                                                       300,000           299,250
Metaldyne Corp., 11%, 2012                                                  70,000            58,100
Metaldyne Corp., 10%, 2013##                                               145,000           137,750
Navistar International Corp., 7.5%, 2011                                   275,000           294,937
Tenneco Automotive, Inc., 10.25%, 2013                                     110,000           129,800
Tenneco Automotive, Inc., 8.625%, 2014##                                    70,000            72,800
TRW Automotive, Inc., 9.375%, 2013                                         105,000           121,800
TRW Automotive, Inc., 11%, 2013                                            179,000           215,695
Visteon Corp., 7%, 2014                                                    150,000           143,250
                                                                                     ---------------
                                                                                     $     1,702,732
                                                                                     ---------------
BASIC INDUSTRY -- 0.2%
Thermadyne Holdings Corp., 9.25%, 2014                             $       165,000   $       160,875
                                                                                     ---------------
BROADCAST & CABLE TV -- 4.0%
Cablevision Systems Corp., 8%, 2012##                              $       355,000   $       378,075
CCO Holdings LLC, 8.75%, 2013                                              150,000           154,875
Charter Communications, Inc.,
  8.625%, 2009                                                             510,000           442,425
Charter Communications, Inc.,
  9.92%, 2011                                                              915,000           780,038

ISSUER                                                               PAR AMOUNT           VALUE
BONDS -- continued
BROADCAST & CABLE TV -- continued
Charter Communications, Inc.,
  8.375%, 2014##                                                   $       120,000   $       126,600
CSC Holdings, Inc., 8.125%, 2009                                           200,000           218,750
CSC Holdings, Inc., 6.75%, 2012##                                          215,000           221,450
FrontierVision Holdings LP, 11.875%, 2007*                                  50,000            66,750
FrontierVision Holdings LP,
  11.875%, 2007*                                                            80,000           106,800
FrontierVision Operating Partners LP,
  11%, 2006*                                                               195,000           255,450
Mediacom Broadband LLC, 9.5%, 2013                                         150,000           150,562
Mediacom Broadband LLC, 11%, 2013                                           75,000            80,625
Rogers Cable, Inc., 8.75%, 2032                                             35,000            38,850
                                                                                     ---------------
                                                                                     $     3,021,250
                                                                                     ---------------
BROKERAGE & ASSET MANAGERS -- 0.2%
Refco Finance Holdings LLC, 9%, 2012##                             $       150,000   $       164,250
                                                                                     ---------------
BUILDING -- 1.2%
Building Materials Corp. of America,
  7.75%, 2014##                                                    $       340,000   $       342,975
Interface, Inc., 10.375%, 2010                                             204,000           234,600
Jacuzzi Brands, Inc., 9.625%, 2010                                          90,000            99,900
Nortek, Inc., 8.5%, 2014##                                                 210,000           219,450
                                                                                     ---------------
                                                                                     $       896,925
                                                                                     ---------------
BUSINESS SERVICES -- 1.5%
Iron Mountain, Inc., 8.625%, 2013                                  $       280,000   $       297,500
Iron Mountain, Inc., 7.75%, 2015                                             5,000             5,075
Lucent Technologies, Inc., 5.5%, 2008                                      235,000           241,462
Nortel Networks Ltd., 6.125%, 2006                                         235,000           239,112
Xerox Corp., 7.625%, 2013                                                  350,000           384,125
                                                                                     ---------------
                                                                                     $     1,167,274
                                                                                     ---------------
CHEMICALS -- 5.8%
Acetex Corp., 10.875%, 2009                                        $       195,000   $       212,063
ARCO Chemical Co., 9.8%, 2020                                              130,000           148,200
BCP Caylux Holdings Luxembourg S.A.,
  9.625%, 2014##                                                           125,000           140,938
Crystal U.S. Holdings LLC, 0% to 2009,
  10.5% to 2014##                                                          265,000           181,525
Crystal U.S. Holdings LLC, 0% to 2010,
  10% to 2014##                                                             95,000            65,788
Equistar Chemicals LP, 10.625%, 2011                                       340,000           394,400
Hercules, Inc., 6.75%, 2029                                                260,000           268,450
Huntsman International LLC,
  10.125%, 2009                                                            237,000           249,443
Huntsman International LLC, 0%, 2009                                       100,000            56,000
Huntsman International LLC,
  7.375%, 2015##                                                           155,000           155,388
IMC Global, Inc., 10.875%, 2013                                            280,000           350,000
KI Holdings, Inc., 0% to 2009,
  9.875% to 2014##                                                         233,000           149,120
Kronos International, Inc., 8.875%, 2009                         EUR        15,000            21,892
Lyondell Chemical Co., 9.5%, 2008                                  $       130,000           141,050
Lyondell Chemical Co., 11.125%, 2012                                       130,000           154,375
Nalco Co., 7.75%, 2011                                                     110,000           118,800
Nalco Co., 8.875%, 2013                                                     70,000            76,825
Nalco Financial Holdings LLC, 0% to 2009,
  9% to 2014                                                               139,000           102,860
Nova Chemicals Corp., 6.5%, 2012                                           225,000           238,500
Resolution Performance Products LLC,
  13.5%, 2010                                                              165,000           179,437
Rhodia S.A., 8.875%, 2011                                                  480,000           483,600
Rockwood Specialties Group, Inc.,
  10.625%, 2011                                                            220,000           253,000
Rockwood Specialties Group, Inc.,
  7.5%, 2014##                                                              50,000            51,875
Sovereign Specialty Chemicals, Inc.,
  11.875%, 2010                                                            150,000           160,687
                                                                                     ---------------
                                                                                     $     4,354,216
                                                                                     ---------------
CONGLOMERATES -- 0.6%
Invensys PLC, 9.875%, 2011##                                       $       200,000   $       221,250
SPX Corp., 7.5%, 2013                                                      205,000           222,425
                                                                                     ---------------
                                                                                     $       443,675
                                                                                     ---------------
CONSTRUCTION -- 1.1%
D.R. Horton, Inc., 8%, 2009                                        $       265,000   $       296,469
Technical Olympic USA, Inc., 9%, 2010                                       75,000            80,250
Technical Olympic USA, Inc., 7.5%, 2011                                     50,000            50,375
Technical Olympic USA, Inc., 7.5%, 2015##                                  150,000           148,875
WCI Communities, Inc., 7.875%, 2013                                        210,000           221,025
                                                                                     ---------------
                                                                                     $       796,994
                                                                                     ---------------
CONSUMER CYCLICAL -- 0.7%
Corrections Corp. of America,
  9.875%, 2009                                                     $        30,000   $        33,300
Corrections Corp. of America, 7.5%, 2011                                   150,000           160,313
GEO Group, Inc., 8.25%, 2013                                               140,000           149,800
KinderCare Learning Centers, Inc.,
  9.5%, 2009                                                               182,000           182,683
                                                                                     ---------------
                                                                                     $       526,096
                                                                                     ---------------
CONSUMER GOODS & SERVICES -- 2.4%
Bombardier Recreational Products, Inc.,
  8.375%, 2013                                                     $       170,000   $       181,475
Church & Dwight Co., Inc., 6%, 2012##                                      125,000           127,188
Integrated Electrical Services, Inc.,
  9.375%, 2009                                                             130,000           122,200
K2, Inc., 7.375%, 2014##                                                   205,000           224,475
Remington Arms Co., Inc., 10.5%, 2011                                      110,000           106,150
Revlon Consumer Products Corp.,
  8.625%, 2008                                                             270,000           240,975
Safilo Capital International S.A.,
  9.625%, 2013##                                                 EUR       350,000           482,371
Samsonite Corp., 8.875%, 2011                                      $       210,000           227,325
Werner Holding Co., Inc., 10%, 2007                                        160,000           132,800
                                                                                     ---------------
                                                                                     $     1,844,959
                                                                                     ---------------
CONTAINERS -- 2.7%
Crown European Holdings S.A.,
  9.5%, 2011                                                       $       425,000   $       484,500
Crown European Holdings S.A.,
  10.875%, 2013                                                            140,000           165,550
Greif, Inc., 8.875%, 2012                                                  210,000           233,625
Owens-Brockway Glass Container, Inc.,
  8.25%, 2013                                                              600,000           660,000
Owens-Illinois, Inc., 7.8%, 2018                                            75,000            78,000
Plastipak Holdings, Inc., 10.75%, 2011                                     150,000           168,750
Pliant Corp., 13%, 2010                                                    220,000           214,300
                                                                                     ---------------
                                                                                     $     2,004,725
                                                                                     ---------------
DEFENSE ELECTRONICS -- 0.5%
L-3 Communications Holdings, Inc.,
  6.125%, 2014                                                     $       230,000   $       236,900
L-3 Communications Holdings, Inc.,
  5.875%, 2015##                                                           165,000           164,587
                                                                                     ---------------
                                                                                     $       401,487
                                                                                     ---------------
ELECTRONICS -- 0.3%
Flextronics International Ltd., 6.5%, 2013                         $       225,000   $       230,625
Magnachip Semiconductor S.A.,
  8%, 2014##                                                                30,000            31,275
                                                                                     ---------------
                                                                                     $       261,900
                                                                                     ---------------
EMERGING MARKET QUASI-SOVEREIGN -- 0.5%
Gazprom OAO, 9.625%, 2013##                                        $       120,000   $       141,900
Gazprom OAO, 8.625%, 2034##                                                220,000           257,400
                                                                                     ---------------
                                                                                     $       399,300
                                                                                     ---------------
EMERGING MARKET SOVEREIGN -- 0.7%
Federal Republic of Brazil, 8%, 2014                               $        20,054   $        20,506
Federal Republic of Brazil, 8.875%, 2019                                   203,000           214,165

ISSUER                                                               PAR AMOUNT           VALUE
BONDS -- continued
EMERGING MARKET SOVEREIGN -- continued
Republic of Panama, 9.375%, 2023                                   $       159,000   $       183,645
Russian Ministry of Finance, 12.75%, 2028                                   84,000           137,785
                                                                                     ---------------
                                                                                     $       556,101
                                                                                     ---------------
ENERGY -- INDEPENDENT -- 1.9%
Belden Blake Corp., 8.75%, 2012##                                  $       200,000   $       203,000
Chesapeake Energy Corp., 7%, 2014                                          179,000           190,635
Chesapeake Energy Corp.,
  6.375%, 2015##                                                           120,000           123,300
Chesapeake Energy Corp., 6.875%, 2016                                      495,000           518,513
Encore Acquisition Co., 8.375%, 2012                                       135,000           150,188
Newfield Exploration Co., 6.625%, 2014##                                    75,000            79,312
Plains Exploration & Production Co.,
  7.125%, 2014                                                             155,000           168,950
                                                                                     ---------------
                                                                                     $     1,433,898
                                                                                     ---------------
ENTERTAINMENT -- 1.6%
AMC Entertainment, Inc., 9.5%, 2011                                $       140,000   $       144,725
AMC Entertainment, Inc., 8.625%, 2012##                                    275,000           303,875
AMF Bowling Worldwide, Inc., 10%, 2010                                     130,000           138,775
Intrawest Corp., 7.5%, 2013##                                               65,000            69,144
Loews Cineplex Entertainment Corp.,
  9%, 2014##                                                               215,000           232,737
Six Flags, Inc., 9.75%, 2013                                               320,000           324,800
                                                                                     ---------------
                                                                                     $     1,214,056
                                                                                     ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 1.7%
Burns, Philip & Co. Ltd., 9.75%, 2012                              $       335,000   $       368,500
Merisant Co., 9.75%, 2013##                                                 90,000            80,100
Michael Foods, Inc., 8%, 2013                                              225,000           237,375
Seminis Vegetable Seeds, Inc.,
  10.25%, 2013                                                             210,000           236,250
Smithfield Foods, Inc., 7%, 2011                                            60,000            64,050
Smithfield Foods, Inc., 7%, 2011##                                         160,000           170,800
United Biscuits Finance PLC,
  10.625%, 2011                                                  EUR        80,000           114,862
                                                                                     ---------------
                                                                                     $     1,271,937
                                                                                     ---------------
FOREST & PAPER PRODUCTS -- 4.5%
Abitibi-Consolidated, Inc., 8.55%, 2010                            $       340,000   $       368,475
Buckeye Technologies, Inc., 8.5%, 2013                                     240,000           260,400
Corporacion Durango S.A. de C.V.,
  13.75%, 2009##*                                                          360,000           241,200
Georgia Pacific Corp., 9.375%, 2013                                        630,000           733,950
Graphic Packaging International, Inc.,
  9.5%, 2013                                                               260,000           295,750
Jefferson Smurfit Corp., 8.25%, 2012                                       205,000           223,450
Kappa Beheer B.V., 10.625%, 2009                                           210,000           222,600
MDP Acquisitions PLC, 9.625%, 2012                                         260,000           289,900
Newark Group, Inc., 9.75%, 2014                                            185,000           197,025
Norske Skog Canada Ltd., 8.625%, 2011                                      195,000           209,137
Norske Skog Canada Ltd., 7.375%, 2014                                      125,000           130,312
Stone Container Corp., 7.375%, 2014                                        210,000           223,650
                                                                                     ---------------
                                                                                     $     3,395,849
                                                                                     ---------------
GAMING & LODGING -- 5.6%
Aztar Corp., 7.875%, 2014                                          $       210,000   $       231,525
Boyd Gaming Corp., 6.75%, 2014                                             360,000           377,100
Caesars Entertainment, Inc., 8.875%, 2008                                   80,000            90,600
Caesars Entertainment, Inc., 8.125%, 2011                                  375,000           433,125
Herbst Gaming, Inc., 7%, 2014##                                             30,000            30,375
Hilton Hotels Corp., 7.625%, 2012                                          195,000           228,038
Host Marriott LP, 7.125%, 2013                                             190,000           203,063
Isle Capri Casinos, Inc., 7%, 2014                                         265,000           270,300
MGM Mirage, Inc., 8.5%, 2010                                               140,000           159,250
MGM Mirage, Inc., 8.375%, 2011                                             410,000           462,275
MGM Mirage, Inc., 5.875%, 2014                                              95,000            93,337
Mandalay Resort Group, 9.375%, 2010                                        175,000           203,875
Meristar Hospitality Corp., 10.5%, 2009                                     70,000            76,300
Pinnacle Entertainment, Inc., 8.25%, 2012                          $       200,000   $       212,500
Pinnacle Entertainment, Inc., 8.75%, 2013                                  135,000           146,137
Royal Caribbean Cruises Ltd.,
  6.875%, 2013                                                             210,000           226,800
Scientific Games Corp., 6.25%, 2012##                                       55,000            55,962
Starwood Hotels & Resorts Worldwide, Inc.,
  7.875%, 2012                                                             435,000           496,987
Station Casinos, Inc., 6.5%, 2014                                          245,000           251,737
                                                                                     ---------------
                                                                                     $     4,249,286
                                                                                     ---------------
HEALTH MAINTENANCE ORGANIZATIONS -- 0.1%
Medcath Holdings Corp., 9.875%, 2012                               $        65,000   $        70,525
                                                                                     ---------------
INDUSTRIAL -- 3.2%
Amsted Industries, Inc., 10.25%, 2011##                            $       325,000   $       367,250
Da Lite Screen Co., Inc., 9.5%, 2011                                       210,000           231,000
JohnsonDiversey Holding, Inc., "B",
  9.625%, 2012                                                             255,000           284,963
JohnsonDiversey Holding, Inc., 0% to 2007,
  10.67% to 2013                                                           535,000           462,775
Milacron Escrow Corp., 11.5%, 2011                                         235,000           249,100
Rexnord Industries, Inc., 10.125%, 2012                                    200,000           226,000
Valmont Industries, Inc., 6.875%, 2014                                     215,000           223,600
Williams Scotsman, Inc., 9.875%, 2007                                      305,000           305,000
Williams Scotsman, Inc., 10%, 2008                                          50,000            55,500
                                                                                     ---------------
                                                                                     $     2,405,188
                                                                                     ---------------
MACHINERY & TOOLS -- 2.8%
AGCO Corp., 6.875%, 2014                                         EUR        95,000   $       136,398
Case Corp., 7.25%, 2016                                            $        20,000            19,650
Case New Holland, Inc., 9.25%, 2011##                                      190,000           211,375
JLG Industries, Inc., 8.25%, 2008                                          210,000           226,800
Joy Global, Inc., 8.75%, 2012                                              220,000           246,400
Manitowoc Co., Inc., 10.375%, 2011                               EUR       200,000           304,762
Manitowoc Co., Inc., 10.5%, 2012                                   $        56,000            64,400
Terex Corp., 10.375%, 2011                                                 340,000           380,800
United Rentals, Inc., 6.5%, 2012                                           200,000           195,000
United Rentals, Inc., 7.75%, 2013                                          175,000           171,500
United Rentals, Inc., 7%, 2014                                             170,000           158,950
                                                                                     ---------------
                                                                                     $     2,116,035
                                                                                     ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 3.7%
AmerisourceBergen Corp., 7.25%, 2012                               $       215,000   $       240,263
Beverly Enterprises, Inc., 7.875%, 2014##                                  155,000           166,238
CDRV Investors, Inc., 0% to 2010,
  9.625% to 2015##                                                         180,000           111,825
Extendicare Health Services, Inc.,
  6.875%, 2014                                                             140,000           142,800
Fisher Scientific International, Inc.,
  8.125%, 2012                                                             174,000           193,140
HCA, Inc., 7.875%, 2011                                                    535,000           589,303
HCA, Inc., 6.375%, 2015                                                    295,000           296,194
InSight Health Services Corp.,
  9.875%, 2011                                                             380,000           383,800
Tenet Healthcare Corp., 6.5%, 2012                                         240,000           222,000
Tenet Healthcare Corp., 9.875%, 2014##                                     210,000           228,900
U.S. Oncology, Inc., 10.75%, 2014##                                        190,000           219,925
                                                                                     ---------------
                                                                                     $     2,794,388
                                                                                     ---------------
METALS & MINING -- 2.7%
Century Aluminum Co., 7.5%, 2014##                                 $       185,000   $       197,025
Doe Run Resources Corp., 11.75%, 2008#                                     252,800           214,880
Foundation PA Coal Co., 7.25%, 2014##                                      200,000           213,000
IMCO Recycling, Inc., 9%, 2014##                                            45,000            46,800
Ispat Inland ULC, 9.75%, 2014                                              163,000           201,305
Oregon Steel Mills, Inc., 10%, 2009                                        175,000           194,687
Peabody Energy Corp., 6.875%, 2013                                         220,000           238,150
Peabody Energy Corp., 5.875%, 2016                                         140,000           139,300
Russel Metals, Inc., 6.375%, 2014                                          250,000           253,750

ISSUER                                                               PAR AMOUNT           VALUE
BONDS -- continued
METALS & MINING -- continued
SGL Carbon International S.A.,
  8.5%, 2012##                                                   EUR       105,000   $       159,289
Steel Dynamics, Inc., 9.5%, 2009                                   $       110,000           120,450
U.S. Steel Corp., 9.75%, 2010                                               73,000            83,220
                                                                                     ---------------
                                                                                     $     2,061,856
                                                                                     ---------------
NATURAL GAS -- DISTRIBUTION -- 0.5%
AmeriGas Partners LP, 8.875%, 2011                                 $       275,000   $       299,750
Inergy LP, 6.875%, 2014##                                                   75,000            75,375
                                                                                     ---------------
                                                                                     $       375,125
                                                                                     ---------------
NATURAL GAS -- PIPELINE -- 3.4%
ANR Pipeline Co., 9.625%, 2021                                     $       325,000   $       409,094
El Paso Energy Corp., 7.625%, 2010                                         205,000           224,475
El Paso Energy Corp., 7%, 2011                                             555,000           561,244
El Paso Energy Corp., 7.75%, 2013                                          390,000           408,525
Enterprise Products Partners LP,
  6.375%, 2013                                                             105,000           112,542
Enterprise Products Partners LP,
  5.6%, 2014##                                                             205,000           206,818
Markwest Energy Partners LP,
  6.875%, 2014##                                                           150,000           152,250
Williams Cos., Inc., 7.125%, 2011                                          482,000           526,585
                                                                                     ---------------
                                                                                     $     2,601,533
                                                                                     ---------------
OIL SERVICES -- 1.8%
Dresser, Inc., 9.375%, 2011                                        $       135,000   $       147,825
GulfMark Offshore, Inc., 7.75%, 2014##                                     180,000           189,900
Hanover Compressor Co., 9%, 2014                                           255,000           283,688
Hornbeck Offshore Services, Inc.,
  6.125%, 2014##                                                           130,000           130,650
Ocean Rig Norway S.A., 10.25%, 2008                                        190,000           195,700
Petroleum Geo-Services A.S.A., 10%, 2010                                   200,000           228,000
Pride International, Inc., 7.375%, 2014                                    140,000           152,950
                                                                                     ---------------
                                                                                     $     1,328,713
                                                                                     ---------------
OILS -- 0.3%
Premcor Refining Group, Inc.,
  7.75%, 2012                                                      $       200,000   $       220,500
                                                                                     ---------------
POLLUTION CONTROL -- 0.5%
Allied Waste North America, Inc.,
  6.5%, 2010                                                       $       240,000   $       235,200
Allied Waste North America, Inc.,
  7.875%, 2013                                                             170,000           174,250
                                                                                     ---------------
                                                                                     $       409,450
                                                                                     ---------------
PRECIOUS METALS & MINERALS -- 0.3%
Freeport-McMoRan Copper & Gold, Inc.,
  6.875%, 2014                                                     $       229,000   $       227,569
                                                                                     ---------------
PRINTING & PUBLISHING -- 3.0%
Cenveo Corp., 7.875%, 2013                                         $       100,000   $        93,000
Dex Media East LLC, 12.125%, 2012                                          146,000           177,938
Dex Media West LLC, 9.875%, 2013                                           151,000           174,028
Dex Media, Inc., 0% to 2008, 9% to 2013                                    725,000           568,219
Hollinger, Inc., 11.875%, 2011##                                            99,000           116,820
Houghton Mifflin Co., 9.875%, 2013                                         150,000           164,250
Lighthouse International Co. S.A.,
  8%, 2014##                                                     EUR       170,000           237,173
Mail-Well Corp., 9.625%, 2012                                      $       185,000           203,037
MediaNews Group, Inc., 6.875%, 2013                                        305,000           312,625
WDAC Subsidiary Corp., 8.375%, 2014##                                      245,000           241,631
                                                                                     ---------------
                                                                                     $     2,288,721
                                                                                     ---------------
RAILROAD & SHIPPING -- 0.5%
Kansas City Southern Railway Co.,
  7.5%, 2009                                                       $       360,000   $       378,000
                                                                                     ---------------
RESTAURANTS -- 0.1%
Carrols Holdings Corp., 9%, 2013##                                 $        60,000   $        62,100
                                                                                     ---------------
RETAILERS -- 2.6%
Couche-Tard, Inc., 7.5%, 2013                                      $       505,000   $       541,613
Dollar General Corp., 8.625%, 2010                                         360,000           418,500
Duane Reade, Inc., 9.75%, 2011##                                           145,000           131,950
Finlay Fine Jewelry Corp., 8.375%, 2012                                    205,000           221,400
Rite Aid Corp., 9.5%, 2011                                                  25,000            27,437
Rite Aid Corp., 9.25%, 2013                                                120,000           121,200
Rite Aid Corp., 6.875%, 2013                                               375,000           337,500
Saks, Inc., 7%, 2013                                                       200,000           204,250
                                                                                     ---------------
                                                                                     $     2,003,850
                                                                                     ---------------
SUPERMARKETS -- 0.5%
Roundy's, Inc., 8.875%, 2012                                       $       340,000   $       371,450
                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS -- 4.9%
Alamosa Holdings, Inc., 11%, 2010                                  $       175,000   $       206,063
Alamosa Holdings, Inc., 0% to 2005,
  12% to 2009                                                              170,000           184,450
American Tower Corp., 9.375%, 2009                                          38,000            40,185
American Tower Corp., 7.125%, 2012##                                       150,000           153,375
Centennial Communications Corp.,
  10.125%, 2013                                                            270,000           303,075
Crown Castle International Corp.,
  7.5%, 2013                                                               315,000           338,625
Dobson Cellular Systems, Inc.,
  8.375%, 2011##                                                            55,000            56,788
Dobson Communications Corp.,
  8.875%, 2013                                                             105,000            73,763
IWO Escrow Co., 6.32%, 2012##                                               30,000            30,225
Innova S. de R.L., 9.375%, 2013                                            200,000           227,500
Nextel Communications, Inc.,
  7.375%, 2015                                                             935,000         1,028,500
Rogers Wireless, Inc., 8%, 2012##                                           50,000            52,875
Rogers Wireless, Inc., 6.375%, 2014                                        135,000           133,650
Rogers Wireless, Inc., 7.5%, 2015##                                        105,000           110,775
Rural Cellular Corp., 9.875%, 2010                                         205,000           208,587
Rural Cellular Corp., 8.25%, 2012                                           60,000            63,450
U.S. Unwired, Inc., 10%, 2012                                              215,000           242,412
Ubiquitel Operating Co., 9.875%, 2011                                      210,000           235,725
                                                                                     ---------------
                                                                                     $     3,690,023
                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 6.2%
AT&T Corp., 7.3%, 2011                                             $       409,000   $       470,861
Cincinnati Bell, Inc., 8.375%, 2014                                        250,000           253,125
Citizens Communications Co., 9.25%, 2011                                   385,000           450,450
Citizens Communications Co., 6.25%, 2013                                   110,000           110,825
Eircom Funding PLC, 8.25%, 2013                                            255,000           281,775
GCI, Inc., 7.25%, 2014                                                     215,000           215,000
MCI, Inc., 6.908%, 2007                                                    168,000           171,990
MCI, Inc., 7.688%, 2009                                                    238,000           246,330
MCI, Inc., 8.735%, 2014                                                     37,000            39,775
Qwest Capital Funding, Inc., 7.25%, 2011                                   315,000           308,700
Qwest Corp., 7.875%, 2011##                                                300,000           325,500
Qwest Corp., 8.875%, 2012##                                                295,000           340,725
Qwest Services Corp., 13.5%, 2010##                                        905,000         1,088,262
Time Warner Telecom Holdings, Inc.,
  10.125%, 2011                                                            200,000           196,500
Time Warner Telecom Holdings, Inc.,
  9.25%, 2014                                                              245,000           249,900
                                                                                     ---------------
                                                                                     $     4,749,718
                                                                                     ---------------
TIRE & RUBBER -- 0.0%
Cooper-Standard Automotive Group,
  8.375%, 2014##                                                   $        30,000   $        29,925
                                                                                     ---------------
TOBACCO -- 0.3%
R.J. Reynolds Tobacco Holdings, Inc.,
  7.25%, 2012                                                      $       185,000   $       190,087
                                                                                     ---------------

ISSUER                                                               PAR AMOUNT           VALUE
BONDS -- continued
TRANSPORTATION -- SERVICES -- 0.6%
CHC Helicopter Corp., 7.375%, 2014                                 $       155,000   $       163,525
Stena AB, 9.625%, 2012                                                      80,000            90,400
Stena AB, 7%, 2016##                                                       171,000           169,290
TFM S.A. de C.V., 12.5%, 2012                                               51,000            59,542
                                                                                     ---------------
                                                                                     $       482,757
                                                                                     ---------------
UTILITIES -- ELECTRIC POWER -- 8.7%
AES Corp., 8.75%, 2013##                                           $       345,000   $       392,006
AES Corp., 9%, 2015##                                                      300,000           343,500
Allegheny Energy Supply Co. LLC,
  8.25%, 2012##                                                            300,000           335,250
CMS Energy Corp., 8.5%, 2011                                               195,000           221,569
Calpine Corp., 8.5%, 2008                                                  150,000           123,000
Calpine Corp., 8.75%, 2013##                                               655,000           540,375
CenterPoint Energy, Inc., 7.25%, 2010                                      204,000           227,530
DPL, Inc., 6.875%, 2011                                                    220,000           240,269
Dynegy Holdings, Inc., 9.875%, 2010##                                      195,000           217,913
Dynegy Holdings, Inc., 6.875%, 2011                                         85,000            81,813
Edison Mission Energy, 7.73%, 2009                                         200,000           215,000
Empresa Nacional de Electricidad S.A.,
  8.35%, 2013                                                              250,000           289,691
FirstEnergy Corp., 6.45%, 2011                                             332,000           360,708
FirstEnergy Corp., 7.375%, 2031                                            145,000           165,588
MSW Energy Holdings LLC, 7.375%, 2010                                      195,000           204,750
Midwest Generation LLC, 8.75%, 2034                                        400,000           454,000
NRG Energy, Inc., 8%, 2013##                                               230,000           250,700
Nevada Power Co., 6.5%, 2012                                                50,000            52,875
Nevada Power Co., 5.875%, 2015##                                           120,000           120,900
NorthWestern Corp., 5.875%, 2014##                                         175,000           179,020
PSEG Power LLC, 7.75%, 2011                                                320,000           373,119
Reliant Energy, Inc., 6.75%, 2014                                           95,000            94,406
Reliant Resources, Inc., 9.25%, 2010                                        80,000            89,200
Sierra Pacific Power Co., 6.25%, 2012                                      105,000           109,594
Sierra Pacific Resources, 8.625%, 2014                                     160,000           180,800
TXU Corp., 5.55%, 2014##                                                   385,000           382,463
Teco Energy, Inc., 7%, 2012                                                 85,000            92,862
Texas Genco LLC, 6.875%, 2014##                                            205,000           211,919
                                                                                     ---------------
                                                                                     $     6,550,820
                                                                                     ---------------
    Total Bonds
      (Identified Cost, $69,125,089)                                                 $    71,842,848
                                                                                     ---------------

                                                                       SHARES
STOCKS -- 0.9%
AUTOMOTIVE -- 0.3%
Magna International, Inc., "A"                                               3,000   $       247,650
                                                                                     ---------------
BROADCAST & CABLE TV -- 0.5%
NTL, Inc.*                                                                   2,203   $       160,731
Telewest Global, Inc.*                                                      10,166           178,718
                                                                                     ---------------
                                                                                     $       339,449
                                                                                     ---------------
PHARMACEUTICALS -- 0.1%
Merck & Co., Inc.                                                            2,600   $        83,564
                                                                                     ---------------
SPECIALTY CHEMICALS -- 0.0%
Sterling Chemicals, Inc.*                                                       31   $         1,155
                                                                                     ---------------
TELEPHONE SERVICES -- 0.0%
VersaTel Telecom International N.V.*                                         7,740   $        22,331
                                                                                     ---------------
    Total Stocks (Identified Cost, $861,500)                                         $       694,149
                                                                                     ---------------
CONVERTIBLE PREFERRED STOCKS -- 0.3%
AUTOMOTIVE -- 0.3%
Ford Motor Co. Capital Trust II, 6.5%                                        4,365   $       230,428
Hayes Lemmerz International, Inc., "A", 8%*                                     11               844
                                                                                     ---------------
                                                                                     $       231,272
                                                                                     ---------------
    Total Convertible Preferred Stocks
      (Identified Cost, $230,396)                                                    $       231,272
                                                                                     ---------------
PREFERRED STOCKS -- 0.1%
PRINTING & PUBLISHING -- 0.1%
PRIMEDIA, Inc., 8.625%                                                         500   $        45,750
                                                                                     ---------------
REAL ESTATE -- 0.0%
HRPT Properties Trust, 8.75%                                                   200   $         5,524
                                                                                     ---------------
TELEPHONE SERVICES -- 0.0%
PTV, Inc., "A", 10%                                                             10   $            40
                                                                                     ---------------
    Total Preferred Stocks
      (Identified Cost, $50,220)                                                     $        51,314
                                                                                     ---------------

                                               STRIKE    FIRST
                                               PRICE    EXERCISE
WARRANTS -- 0.0%
Loral Space & Communications
  Ltd. (Business Services)*                   $  0.14    1/28/97             1,000   $             2
Loral Space & Communications
  Ltd. (Business Services)*                      0.14    1/28/97             1,100                 2
Metronet Communications Corp.
  (Broadcast & Cable TV)*##                      0.01    7/18/97               600                 6
Sterling Chemicals, Inc.
  (Specialty Chemicals)*                        52.00                           51                94
Thermadyne Holdings Corp.
  (Machinery & Tools)*                          20.78                        2,705             1,623
XM Satellite Radio, Inc.
  (Advertising & Broadcasting)*                 45.24    9/16/00               425            36,125
XO Communications, Inc., "A"
  (Telephone Services)*                          6.25    5/27/03               397               286
XO Communications, Inc., "B"
  (Telephone Services)*                          7.50    5/27/03               298               149
XO Communications, Inc., "C"
  (Telephone Services)*                         10.00    5/27/03               298               116
                                                                                     ---------------
    Total Warrants
      (Identified Cost, $219,298)                                                    $        38,403
                                                                                     ---------------

                                                                     PAR AMOUNT
REPURCHASE AGREEMENT -- 2.2%
Morgan Stanley, 2.19%, dated 12/31/04, due
  01/03/05, total to be received
  $1,657,302 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                          $     1,657,000   $     1,657,000
                                                                                     ---------------
    Total Investments
      (Identified Cost, $72,143,503)                                                 $    74,514,986
                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.7%                                                                 1,253,327
                                                                                     ---------------
    Net Assets -- 100.0%                                                             $    75,768,313
                                                                                     ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
MANAGED SECTORS VARIABLE ACCOUNT

ISSUER                                                                 SHARES             VALUE
STOCKS -- 98.1%
APPAREL MANUFACTURERS -- 2.2%
Nike, Inc., "B"                                                              9,300   $       843,417
Reebok International Ltd.                                                   12,600           554,400
                                                                                     ---------------
                                                                                     $     1,397,817
                                                                                     ---------------
BANKS & CREDIT COMPANIES -- 4.2%
American Express Co.                                                        23,300   $     1,313,421
Citigroup, Inc.                                                             28,300         1,363,494
                                                                                     ---------------
                                                                                     $     2,676,915
                                                                                     ---------------
BIOTECHNOLOGY -- 6.8%
Amgen, Inc.*                                                                18,600   $     1,193,190
Celgene Corp.*                                                              15,300           405,909
Genentech, Inc.*                                                             8,200           446,408
Genzyme Corp.*                                                              22,700         1,318,189
Gilead Sciences, Inc.*                                                      16,400           573,836
ImClone Systems, Inc.*                                                       8,100           373,248
                                                                                     ---------------
                                                                                     $     4,310,780
                                                                                     ---------------
BROADCAST & CABLE TV -- 6.5%
Comcast Corp., "A"*                                                         33,400   $     1,111,552
Omnicom Group, Inc.                                                          4,700           396,304
Time Warner, Inc.*                                                          52,600         1,022,544
Univision Communications, Inc., "A"*                                        14,400           421,488
Viacom, Inc., "B"                                                           10,300           374,817
Walt Disney Co.                                                             28,800           800,640
                                                                                     ---------------
                                                                                     $     4,127,345
                                                                                     ---------------
BROKERAGE & ASSET MANAGERS -- 2.1%
Goldman Sachs Group, Inc.                                                    9,000   $       936,360
Merrill Lynch & Co., Inc.                                                    6,300           376,551
                                                                                     ---------------
                                                                                     $     1,312,911
                                                                                     ---------------
BUSINESS SERVICES -- 3.3%
Fiserv, Inc.*                                                               15,300   $       614,907
Getty Images, Inc.*                                                         11,900           819,315
Monster Worldwide, Inc.*                                                    19,700           662,708
                                                                                     ---------------
                                                                                     $     2,096,930
                                                                                     ---------------
COMPUTER SOFTWARE -- 11.6%
Akamai Technologies, Inc.*                                                  33,300   $       433,899
Mercury Interactive Corp.*                                                  18,300           833,565
Microsoft Corp.                                                             94,600         2,526,766
Oracle Corp.*                                                              105,000         1,440,600
Symantec Corp.*                                                             23,800           613,088
VERITAS Software Corp.*                                                     51,800         1,478,890
                                                                                     ---------------
                                                                                     $     7,326,808
                                                                                     ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 3.9%
Dell, Inc.*                                                                 58,400   $     2,460,976
                                                                                     ---------------
CONSUMER GOODS & SERVICES -- 4.0%
Avon Products, Inc.                                                         18,300   $       708,210
Procter & Gamble Co.                                                        33,600         1,850,688
                                                                                     ---------------
                                                                                     $     2,558,898
                                                                                     ---------------
ELECTRICAL EQUIPMENT -- 1.6%
Emerson Electric Co.                                                        10,700   $       750,070
W.W. Grainger, Inc.                                                          3,900           259,818
                                                                                     ---------------
                                                                                     $     1,009,888
                                                                                     ---------------
ELECTRONICS -- 4.4%
Amphenol Corp., "A"*                                                        14,200   $       521,708
Analog Devices, Inc.                                                        21,300           786,396
KLA-Tencor Corp.*                                                            8,500           395,930
Maxim Integrated Products, Inc.                                              7,400           313,686
Texas Instruments, Inc.                                                     30,600           753,372
                                                                                     ---------------
                                                                                     $     2,771,092
                                                                                     ---------------
FOOD & DRUG STORES -- 1.5%
CVS Corp.                                                                   21,400   $       964,498
                                                                                     ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 0.5%
PepsiCo, Inc.                                                                6,100   $       318,420
                                                                                     ---------------
GAMING & LODGING -- 2.0%
Carnival Corp.                                                              22,200   $     1,279,386
                                                                                     ---------------
GENERAL MERCHANDISE -- 2.5%
Kohl's Corp.*                                                               11,400   $       560,538
Target Corp.                                                                19,800         1,028,214
                                                                                     ---------------
                                                                                     $     1,588,752
                                                                                     ---------------
HEALTH MAINTENANCE ORGANIZATIONS -- 1.3%
WellPoint, Inc.*                                                             6,900   $       793,500
                                                                                     ---------------
INTERNET -- 5.2%
eBay, Inc.*                                                                 14,200   $     1,651,176
Yahoo!, Inc.*                                                               43,700         1,646,616
                                                                                     ---------------
                                                                                     $     3,297,792
                                                                                     ---------------
MACHINERY & TOOLS -- 2.3%
Caterpillar, Inc.                                                           14,700   $     1,433,397
                                                                                     ---------------
MEDICAL EQUIPMENT -- 5.4%
Fisher Scientific International, Inc.*                                      18,100   $     1,129,078
Medtronic, Inc.                                                             27,500         1,365,925
Waters Corp.*                                                               19,900           931,121
                                                                                     ---------------
                                                                                     $     3,426,124
                                                                                     ---------------
PERSONAL COMPUTERS & PERIPHERALS -- 2.1%
EMC Corp.*                                                                  48,600   $       722,682
Network Appliance, Inc.*                                                    18,800           624,536
                                                                                     ---------------
                                                                                     $     1,347,218
                                                                                     ---------------
PHARMACEUTICALS -- 11.9%
Abbott Laboratories                                                         36,600   $     1,707,390
Eli Lilly & Co.                                                             15,000           851,250
Johnson & Johnson                                                           47,600         3,018,792
Wyeth                                                                       45,500         1,937,845
                                                                                     ---------------
                                                                                     $     7,515,277
                                                                                     ---------------
RESTAURANTS -- 1.0%
YUM! Brands, Inc.                                                           13,300   $       627,494
                                                                                     ---------------
SPECIALTY STORES -- 4.9%
Abercrombie & Fitch Co., "A"                                                 8,300   $       389,685
Best Buy Co., Inc.                                                          16,400           974,488
Lowe's Cos., Inc.                                                            8,500           489,515
PETsMART, Inc.                                                              12,400           440,572
Staples, Inc.                                                               24,400           822,524
                                                                                     ---------------
                                                                                     $     3,116,784
                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 4.4%
ADTRAN, Inc.                                                                 9,600   $       183,744
Cisco Systems, Inc.*                                                       119,600         2,308,280
Research In Motion Ltd.*                                                     3,700           304,954
                                                                                     ---------------
                                                                                     $     2,796,978
                                                                                     ---------------
TRUCKING -- 2.5%
FedEx Corp.                                                                  8,900   $       876,561
United Parcel Service, Inc., "B"                                             8,100           692,226
                                                                                     ---------------
                                                                                     $     1,568,787
                                                                                     ---------------
    Total Stocks (Identified Cost, $52,998,731)                                      $    62,124,767
                                                                                     ---------------

                                                                     PAR AMOUNT
REPURCHASE AGREEMENT -- 1.9%
Morgan Stanley, 2.19%, dated 12/31/04,
  due 01/03/05, total to be received
  $1,205,220 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                          $     1,205,000   $     1,205,000
                                                                                     ---------------
    Total Investments
      (Identified Cost, $54,203,731)                                                 $    63,329,767
                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 0%                                                                      (5,223)
                                                                                     ---------------
    Net Assets -- 100.0%                                                             $    63,324,544
                                                                                     ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
MONEY MARKET VARIABLE ACCOUNT

ISSUER                                                                PAR AMOUNT          VALUE
COMMERCIAL PAPER~ -- 83.0%
Alpine Securitization Corp.,
2.36%, due 2/09/05                                                 $     1,510,000   $     1,506,139
American General Finance Corp.,
  2.32%, due 2/04/05                                                     1,500,000         1,496,713
Blue Ridge Asset Funding,
  2.03%, due 1/07/05                                                     1,000,000           999,662
CAFCO LLC, 2.12%, due 2/02/05                                            1,660,000         1,656,872
Ciesco LLC, 2.04%, due 1/07/05 - 1/10/05                                 1,657,000         1,656,324
Citibank Credit Card Issuance Trust,
  2.09%, due 1/26/05                                                     1,370,000         1,368,012
Citicorp, 2.06%, due 1/24/05                                             1,659,000         1,656,817
COFCO Capital Corp., 2.2%, due 1/11/05                                     243,000           242,851
Delaware Funding Co. LLC,
  2.35%, due 1/24/05                                                     1,690,000         1,687,463
Dexia Delaware LLC, 2.34%, due 3/02/05                                   1,536,000         1,530,010
Edison Asset Securitization LLC,
  2.27%, due 2/22/05                                                     1,225,000         1,220,983
Falcon Asset Securitization Corp.,
  2.26%, due 1/27/05                                                     1,533,000         1,530,498
First Data Corp., 2.28%, due 1/19/05                                     1,500,000         1,498,290
Florida Power & Light Co.,
  2.29%, due 1/06/05                                                     1,500,000         1,499,523
General Electric Capital Corp.,
  2.19%, due 2/08/05                                                       800,000           798,151
General Electric Capital Corp.,
  2.27%, due 2/17/05                                                       763,000           760,739
Goldman Sachs Group, Inc.,
  2.32%, due 2/22/05                                                     1,500,000         1,494,973
Govco, Inc., 2.15%, due 1/13/05                                          1,086,000         1,085,222
Govco, Inc., 2.27%, due 2/18/05                                            470,000           468,577
HBOS Treasury Services PLC,
  2.335%, due 2/09/05                                                    1,535,000         1,531,117
ING America Insurance Holdings, Inc.,
  2.47%, due 4/14/05                                                     1,000,000           992,933
Jupiter Securitization Corp.,
  2.43%, due 3/15/05                                                       988,000           983,132
Kitty Hawk Funding Corp.,
  2.24%, due 2/15/05                                                     1,560,000         1,555,632
MetLife, Inc., 2.2%, due 2/08/05                                         1,500,000         1,496,517
Morgan Stanley, Inc., 2.34%, due 1/28/05                                 1,530,000         1,527,315
New Center Asset Trust,
  2.25%, due 1/03/05                                                     1,506,000         1,505,812
Old Line Funding LLC, 2.17%, due 1/07/05                                 1,500,000         1,499,457
Ranger Funding Co. LLC,
  2.335%, due 1/18/05                                                    1,529,000         1,527,314
SBC Communications, Inc.,
  2.06%, due 1/18/05                                                     1,658,000         1,656,387
Sheffield Receivables Corp.,
  2.17%, due 1/06/05                                                     1,100,000         1,099,668
Sheffield Receivables Corp.,
  2.18%, due 1/20/05                                                       600,000           599,310
Thunder Bay Funding, LLC,
  2.08%, due 1/18/05                                                       398,000           397,609
Thunder Bay Funding, LLC,
  2.36%, due 2/07/05                                                     1,100,000         1,097,332
                                                                                     ---------------
    Total Commercial Paper,
      at Amortized Cost                                                              $    41,627,354
                                                                                     ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS~ -- 14.2%
Fannie Mae, 1.97%, due 1/05/05                                     $     1,100,000   $     1,099,759
Fannie Mae, 2.465%, due 4/20/05                                          2,000,000         1,985,073
Federal Farm Credit Bank,
  2.12%, due 2/02/05                                                     2,100,000         2,096,043
Freddie Mac, 1.96%, due 1/11/05                                          1,930,000         1,928,949
                                                                                     ---------------
    Total U.S. Government Agency Obligations,
      at Amortized Cost                                                              $     7,109,824
                                                                                     ---------------
REPURCHASE AGREEMENT -- 3.0%
Goldman Sachs, 2.23%, dated 12/31/04,
  due 01/03/05, total to be received
  $1,534,285 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                          $     1,534,000   $     1,534,000
                                                                                     ---------------
    Total Investments,
      at Amortized Cost and Value                                                    $    50,271,178
                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.2)%                                                                 (94,641)
                                                                                     ---------------
    NET ASSETS -- 100.0%                                                             $    50,176,537
                                                                                     ===============

     See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2004
TOTAL RETURN VARIABLE ACCOUNT

ISSUER                                                                  SHARES            VALUE
STOCKS -- 60.8%
AEROSPACE -- 1.8%
Lockheed Martin Corp.                                                       40,840   $     2,268,662
Northrop Grumman Corp.                                                      10,400           565,344
United Technologies Corp.                                                    8,550           883,643
                                                                                     ---------------
                                                                                     $     3,717,649
                                                                                     ---------------
AIRLINES -- 0.1%
Southwest Airlines Co.                                                      16,460   $       267,969
                                                                                     ---------------
ALCOHOLIC BEVERAGES -- 0.1%
Diageo PLC                                                                  12,720   $       181,137
                                                                                     ---------------
AUTOMOTIVE -- 0.1%
Toyota Motor Corp.                                                           6,300   $       255,617
                                                                                     ---------------
BANKS & CREDIT COMPANIES -- 9.0%
American Express Co.                                                        14,670   $       826,948
Bank of America Corp.                                                       78,912         3,708,075
Citigroup, Inc.                                                             65,886         3,174,387
Fannie Mae                                                                  12,830           913,624
Freddie Mac                                                                 23,270         1,714,999
J.P. Morgan Chase & Co.                                                     79,298         3,093,415
MBNA Corp.                                                                  23,990           676,278
PNC Financial Services Group, Inc.                                          36,140         2,075,882
SunTrust Banks, Inc.                                                        21,210         1,566,995
U.S. Bancorp                                                                16,022           501,809
Wells Fargo & Co.                                                            4,560           283,404
                                                                                     ---------------
                                                                                     $    18,535,816
                                                                                     ---------------
BIOTECHNOLOGY -- 0.2%
MedImmune, Inc.*                                                            17,400   $       471,714
                                                                                     ---------------
BROADCAST & CABLE TV -- 3.9%
Comcast Corp., "Special A"*                                                 72,340   $     2,375,646
Dex Media, Inc.                                                              9,320           232,627
Grupo Televisa S.A., ADR                                                     1,980           119,790
Interpublic Group of Cos., Inc.*                                            26,300           352,420
News Corp., "A"                                                             22,430           418,544
Time Warner, Inc.*                                                           8,120           157,853
Viacom, Inc., "B"                                                           85,558         3,113,456
Walt Disney Co.                                                             46,620         1,296,036
                                                                                     ---------------
                                                                                     $     8,066,372
                                                                                     ---------------
BROKERAGE & ASSET MANAGERS -- 3.2%
Franklin Resources, Inc.                                                     5,550   $       386,558
Goldman Sachs Group, Inc.                                                    9,410           979,016
Lehman Brothers Holdings, Inc.                                               2,280           199,454
Mellon Financial Corp.                                                      70,480         2,192,633
Merrill Lynch & Co., Inc.                                                   33,650         2,011,261
Morgan Stanley                                                              14,880           826,138
                                                                                     ---------------
                                                                                     $     6,595,060
                                                                                     ---------------
BUSINESS SERVICES -- 0.4%
Accenture Ltd., "A"*                                                        29,330   $       791,910
Fiserv, Inc.*                                                                2,970           119,364
                                                                                     ---------------
                                                                                     $       911,274
                                                                                     ---------------
CHEMICALS -- 2.2%
3M Co.                                                                       2,380   $       195,327
Dow Chemical Co.                                                            14,080           697,101
E.I. du Pont de Nemours & Co.                                               30,290         1,485,725
Monsanto Co.                                                                10,180           565,499
Nalco Holding Co.*                                                          18,320           357,606
PPG Industries, Inc.                                                        14,460           985,594
Syngenta AG                                                                  3,170           335,541
                                                                                     ---------------
                                                                                     $     4,622,393
                                                                                     ---------------
COMPUTER SOFTWARE -- 1.4%
Computer Associates International, Inc.                                     27,240   $       846,074
Microsoft Corp.                                                             64,210         1,715,049
Oracle Corp.*                                                               23,520           322,694
                                                                                     ---------------
                                                                                     $     2,883,817
                                                                                     ---------------

COMPUTER SOFTWARE -- SYSTEMS -- 0.4%
Dell, Inc.*                                                                  6,940   $       292,452
Hewlett-Packard Co.                                                          7,630           160,001
International Business Machines Corp.                                          790            77,878
Xerox Corp.*                                                                12,500           212,625
                                                                                     ---------------
                                                                                     $       742,956
                                                                                     ---------------
CONSTRUCTION -- 0.3%
Masco Corp.                                                                 19,520   $       713,066
                                                                                     ---------------
CONSUMER GOODS & SERVICES -- 0.6%
Colgate-Palmolive Co.                                                        4,370   $       223,569
Kimberly-Clark Corp.                                                        14,350           944,374
                                                                                     ---------------
                                                                                     $     1,167,943
                                                                                     ---------------
CONTAINERS -- 1.1%
Owens-Illinois, Inc.*                                                       79,660   $     1,804,299
Smurfit-Stone Container Corp.*                                              26,090           487,361
                                                                                     ---------------
                                                                                     $     2,291,660
                                                                                     ---------------
ELECTRICAL EQUIPMENT -- 1.7%
Cooper Industries Ltd., "A"                                                  3,670   $       249,156
Emerson Electric Co.                                                         6,190           433,919
General Electric Co.                                                        57,870         2,112,255
Hubbell, Inc., "B"                                                           4,100           214,430
Tyco International Ltd.                                                     16,100           575,414
                                                                                     ---------------
                                                                                     $     3,585,174
                                                                                     ---------------
ELECTRONICS -- 0.1%
Analog Devices, Inc.                                                         3,390   $       125,159
                                                                                     ---------------
ENERGY -- INDEPENDENT -- 1.3%
Devon Energy Corp.                                                          34,880   $     1,357,530
EnCana Corp.                                                                 8,930           509,546
EOG Resources, Inc.                                                          2,770           197,667
Unocal Corp.                                                                12,680           548,283
                                                                                     ---------------
                                                                                     $     2,613,026
                                                                                     ---------------
ENERGY -- INTEGRATED -- 2.7%
BP PLC, ADR                                                                 34,580   $     2,019,472
ConocoPhillips                                                               9,810           851,802
Exxon Mobil Corp.                                                           34,592         1,773,186
TOTAL S.A., ADR                                                              8,230           903,983
                                                                                     ---------------
                                                                                     $     5,548,443
                                                                                     ---------------
FOOD & DRUG STORES -- 0.2%
Rite Aid Corp.*                                                            132,540   $       485,096
                                                                                     ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 2.4%
Archer Daniels Midland Co.                                                  29,430   $       656,583
General Mills, Inc.                                                         26,760         1,330,240
H.J. Heinz Co.                                                              16,800           655,032
Kellogg Co.                                                                 13,170           588,172
Nestle S.A                                                                     729           190,035
PepsiCo, Inc.                                                               21,010         1,096,722
Sara Lee Corp.                                                              19,310           466,143
                                                                                     ---------------
                                                                                     $     4,982,927
                                                                                     ---------------
FOREST & PAPER PRODUCTS -- 1.0%
Bowater, Inc.                                                               23,510   $     1,033,735
International Paper Co.                                                     22,160           930,720
                                                                                     ---------------
                                                                                     $     1,964,455
                                                                                     ---------------
GAMING & LODGING -- 0.3%
Cendant Corp.                                                               20,040   $       468,535
Hilton Hotels Corp.                                                         10,610           241,271
                                                                                     ---------------
                                                                                     $       709,806
                                                                                     ---------------
GENERAL MERCHANDISE -- 0.1%
Family Dollar Stores, Inc.                                                   8,740   $       272,950
                                                                                     ---------------
INSURANCE -- 3.3%
AFLAC, Inc.                                                                 13,300   $       529,872
Allstate Corp.                                                              38,050         1,967,946
Chubb Corp.                                                                  2,480           190,712
Conseco, Inc.*                                                              55,230         1,101,838

ISSUER                                                                  SHARES            VALUE
STOCKS -- continued
INSURANCE -- continued
Hartford Financial Services Group, Inc.                                     24,240   $     1,680,074
MetLife, Inc.                                                               31,130         1,261,076
                                                                                     ---------------
                                                                                     $     6,731,518
                                                                                     ---------------
LEISURE & TOYS -- 0.4%
Hasbro, Inc.                                                                 5,640   $       109,303
Mattel, Inc.                                                                34,190           666,363
                                                                                     ---------------
                                                                                     $       775,666
                                                                                     ---------------
MACHINERY & TOOLS -- 0.9%
Caterpillar, Inc.                                                            4,860   $       473,898
Deere & Co.                                                                  5,640           419,616
Finning International, Inc.##*                                                 480            13,994
Illinois Tool Works, Inc.                                                    1,000            92,680
Ingersoll-Rand Co. Ltd., "A"                                                 2,580           207,174
Precision Castparts Corp.                                                    4,450           292,276
Sandvik AB                                                                   7,630           307,070
                                                                                     ---------------
                                                                                     $     1,806,708
                                                                                     ---------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.8%
Apria Healthcare Group, Inc.*                                               20,070   $       661,306
HCA, Inc.                                                                    7,050           281,718
Tenet Healthcare Corp.*                                                     71,590           786,058
                                                                                     ---------------
                                                                                     $     1,729,082
                                                                                     ---------------
MEDICAL EQUIPMENT -- 0.2%
Baxter International, Inc.                                                   5,640   $       194,805
Boston Scientific Corp.*                                                     5,400           191,970
                                                                                     ---------------
                                                                                     $       386,775
                                                                                     ---------------
METALS & MINING -- 0.4%
BHP Billiton PLC                                                            28,080   $       328,560
Companhia Vale do Rio Doce, ADR                                             19,840           575,558
                                                                                     ---------------
                                                                                     $       904,118
                                                                                     ---------------
NATURAL GAS -- DISTRIBUTION -- 0.3%
AGL Resources, Inc.                                                          8,610   $       286,197
KeySpan Corp.                                                                1,880            74,166
NiSource, Inc.                                                              13,211           300,947
                                                                                     ---------------
                                                                                     $       661,310
                                                                                     ---------------
OIL SERVICES -- 2.3%
BJ Services Co.                                                             10,930   $       508,682
Cooper Cameron Corp.*                                                       15,070           810,917
GlobalSantaFe Corp.                                                         44,940         1,487,963
Noble Corp.*                                                                35,165         1,749,107
Schlumberger Ltd.                                                            1,480            99,086
                                                                                     ---------------
                                                                                     $     4,655,755
                                                                                     ---------------
PHARMACEUTICALS -- 5.0%
Abbott Laboratories                                                         39,560   $     1,845,474
Eli Lilly & Co.                                                              1,690            95,908
Johnson & Johnson                                                           37,050         2,349,711
Merck & Co., Inc.                                                           91,380         2,936,953
Novartis AG                                                                  3,760           188,782
Pfizer, Inc.                                                                 5,050           135,795
Roche Holdings AG                                                            2,280           261,513
Wyeth                                                                       60,180         2,563,066
                                                                                     ---------------
                                                                                     $    10,377,202
                                                                                     ---------------
PRINTING & PUBLISHING -- 0.5%
Reed Elsevier PLC                                                           76,620   $       705,614
Tribune Co.                                                                  8,620           363,247
                                                                                     ---------------
                                                                                     $     1,068,861
                                                                                     ---------------
RAILROAD & SHIPPING -- 0.3%
Burlington Northern Santa Fe Corp.                                           8,820   $       417,274
Union Pacific Corp.                                                          2,870           193,008
                                                                                     ---------------
                                                                                     $       610,282
                                                                                     ---------------
RESTAURANTS -- 0.1%
McDonald's Corp.                                                             7,830   $       251,030
                                                                                     ---------------

SPECIALTY CHEMICALS -- 0.4%
Air Products & Chemicals, Inc.                                              12,700   $       736,219
Praxair, Inc.                                                                1,780            78,587
                                                                                     ---------------
                                                                                     $       814,806
                                                                                     ---------------
SPECIALTY STORES -- 1.3%
Gap, Inc.                                                                   68,690   $     1,450,733
Home Depot, Inc.                                                            13,410           573,143
TJX Cos., Inc.                                                              25,990           653,129
                                                                                     ---------------
                                                                                     $     2,677,005
                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS -- 1.9%
Nokia Corp., ADR                                                           107,250   $     1,680,608
Vodafone Group PLC, ADR                                                     81,206         2,223,420
                                                                                     ---------------
                                                                                     $     3,904,028
                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.9%
Cisco Systems, Inc.*                                                         9,320   $       179,876
Nortel Networks Corp.*                                                     489,100         1,706,959
                                                                                     ---------------
                                                                                     $     1,886,835
                                                                                     ---------------
TELEPHONE SERVICES -- 4.2%
SBC Communications, Inc.                                                    17,594   $       453,397
Sprint Corp.                                                               174,100         4,326,385
Telus Corp. (Non Voting)*                                                    5,380           155,732
Verizon Communications, Inc.                                                90,386         3,661,537
                                                                                     ---------------
                                                                                     $     8,597,051
                                                                                     ---------------
TOBACCO -- 0.8%
Altria Group, Inc.                                                          28,250   $     1,726,075
                                                                                     ---------------
TRUCKING -- 0%
CNF, Inc.                                                                      300   $        15,030
                                                                                     ---------------
UTILITIES -- ELECTRIC POWER -- 2.2%
Calpine Corp.*                                                             226,940   $       894,143
Cinergy Corp.                                                               10,000           416,300
Dominion Resources, Inc.                                                    12,990           879,943
Energy East Corp.                                                            5,940           158,479
Entergy Corp.                                                               12,100           817,839
Exelon Corp.                                                                 9,760           430,123
FirstEnergy Corp.                                                            2,000            79,020
FPL Group, Inc.                                                                700            52,325
PPL Corp.                                                                    9,820           523,210
Public Service Enterprise Group, Inc.                                        1,500            77,655
TXU Corp.                                                                    3,810           245,974
                                                                                     ---------------
                                                                                     $     4,575,011
                                                                                     ---------------
    Total Stocks (Identified Cost, $106,013,967)                                     $   125,865,627
                                                                                     ---------------

                                                                      PAR AMOUNT
BONDS -- 37.3%
ADVERTISING & BROADCASTING -- 0.1%
News America Holdings, 8.5%, 2025                                  $        99,000   $       125,988
News America, Inc., 6.2%, 2034##                                            82,000            83,108
                                                                                     ---------------
                                                                                     $       209,096
                                                                                     ---------------
AEROSPACE -- 0.5%
BAE Systems Holdings, Inc., 6.4%, 2011##                           $       223,000   $       249,938
Boeing Capital Corp., 6.5%, 2012                                           373,000           417,939
Northrop Grumman Corp., 7.75%, 2031                                        326,000           417,381
                                                                                     ---------------
                                                                                     $     1,085,258
                                                                                     ---------------
AIRLINES -- 0.3%
Continental Airlines, Inc., 6.648%, 2019                           $       591,229   $       574,263
                                                                                     ---------------
ALCOHOLIC BEVERAGES -- 0.1%
Miller Brewing Co., 5.5%, 2013##                                   $       276,000   $       288,488
                                                                                     ---------------
ASSET BACKED & SECURITIZED -- 2.1%
AmeriCredit Automobile Receivables Trust,
  2.18%, 2008                                                      $       236,000   $       233,892
Bear Stearns Commercial Mortgage
  Securities, Inc., 6.8%, 2008                                             197,240           205,857
Beneficial Home Equity Loan Trust,
  2.54%, 2037                                                              275,198           273,205

ISSUER                                                                PAR AMOUNT          VALUE
BONDS -- continued
ASSET BACKED & SECURITIZED -- continued
Blackrock Capital Finance LP,
  7.75%, 2026##                                                    $        64,761   $        64,720
CRIIMI MAE CMBS Corp., 6.7%, 2008##                                        190,000           198,344
CRIIMI MAE Commercial Mortgage Trust,
  7%, 2011##                                                               320,000           343,408
Chase Commercial Mortgage Securities
  Corp., 7.543%, 2009                                                      109,493           117,802
Chase Commercial Mortgage Securities
  Corp., 6.39%, 2030                                                       369,000           398,802
Citibank Credit Card Issuance Trust,
  6.65%, 2008                                                              623,000           648,194
Credit Suisse First Boston Mortgage,
  6.38%, 2035                                                               35,000            38,511
Deutsche Mortgage & Asset Receiving
  Corp., 6.538%, 2031                                                      215,688           229,396
Falcon Franchise Loan LLC,
  7.382%, 2010##                                                            56,927            60,230
First Union-Lehman Brothers Bank of
  America, 6.56%, 2035                                                     100,897           108,478
First Union-Lehman Brothers Commercial
  Mortgage Trust, 7.38%, 2029                                               67,737            72,076
First Union-Lehman Brothers Commercial
  Mortgage Trust, 6.65%, 2029                                               32,430            34,510
Goldman Sachs Mortgage Securities Corp.,
  6.06%, 2030                                                              208,081           211,340
J.P. Morgan Commercial Mortgage Finance
  Corp., 6.613%, 2030                                                      175,000           186,880
Merrill Lynch Mortgage Investors, Inc.,
  6.39%, 2030                                                               78,065            82,855
Morgan Stanley Capital I, Inc.,
  0.6197%, 2030##                                                        8,775,787           201,082
Mortgage Capital Funding, Inc.,
  6.337%, 2031                                                             325,564           348,076
Multi-Family Capital Access One, Inc.,
  6.65%, 2024                                                               57,144            62,512
Residential Accredit Loans, Inc., 7%, 2028                                  52,600            52,503
Residential Asset Mortgage Products, Inc.,
  3.8%, 2030                                                               100,827           100,557
Residential Asset Mortgage Products, Inc.,
  4.9708%, 2034                                                             92,000            93,156
                                                                                     ---------------
                                                                                     $     4,366,386
                                                                                     ---------------
AUTOMOTIVE -- 0.6%
DaimlerChrysler N.A. Holdings Corp.,
  8%, 2010                                                         $        69,000   $        79,751
DaimlerChrysler N.A. Holdings Corp.,
  6.5%, 2013                                                               163,000           176,792
Ford Motor Co., 7.45%, 2031                                                225,000           226,291
Ford Motor Credit Co., 6.5%, 2007                                           80,000            83,188
Ford Motor Credit Co., 7.875%, 2010                                        180,000           198,317
Ford Motor Credit Co., 7.375%, 2011                                        116,000           125,019
General Motors Acceptance Corp.,
  7.25%, 2011                                                              165,000           172,749
General Motors Corp., 7.2%, 2011                                            72,000            73,846
General Motors Corp., 8.375%, 2033                                          92,000            95,320
                                                                                     ---------------
                                                                                     $     1,231,273
                                                                                     ---------------
BANKS & CREDIT COMPANIES -- 0.9%
Abbey National Capital Trust I,
  8.963% to 2030, 5.389% to 2049                                   $       179,000   $       249,480
Bank of America Corp., 7.4%, 2011                                          299,000           346,355
HBOS Capital Funding LP,
  6.071% to 2014, 4.464% to 2049##                                         100,000           107,176
J.P. Morgan Chase & Co., 5.125%, 2014                                       68,000            68,446
Mizuho Financial Group, Inc.,
  5.79%, 2014##                                                            103,000           108,191
Popular North America, Inc., 4.25%, 2008                                   211,000           212,991
RBS Capital Trust II, 6.425% to 2034,
  4.507% to 2049                                                   $       161,000   $       170,026
Socgen Real Estate LLC, 7.64% to 2007,
  5.343% to 2049##                                                         361,000           395,980
UniCredito Italiano Capital Trust II,
  9.2% to 2010, 5.914% to 2049##                                           208,000           255,516
Wachovia Corp., 5.25%, 2014                                                 50,000            51,245
                                                                                     ---------------
                                                                                     $     1,965,406
                                                                                     ---------------
BROADCAST & CABLE TV -- 0.3%
Cox Communications, Inc., 4.625%, 2013                             $       159,000   $       152,102
TCI Communications Financing III,
  9.65%, 2027                                                              425,000           491,532
Time Warner Entertainment Co. LP,
  10.15%, 2012                                                               1,000             1,312
                                                                                     ---------------
                                                                                     $       644,946
                                                                                     ---------------
BROKERAGE & ASSET MANAGERS -- 0.7%
Credit Suisse First Boston (USA), Inc.,
  4.625%, 2008                                                     $       247,000   $       253,101
Credit Suisse First Boston (USA), Inc.,
  6.5%, 2012                                                               214,000           238,178
Goldman Sachs Group, Inc., 5.7%, 2012                                      247,000           261,825
Lehman Brothers Holdings, Inc.,
  8.25%, 2007                                                              334,000           370,526
Merrill Lynch & Co., Inc., 5.45%, 2014                                      82,000            84,831
Morgan Stanley Group, Inc., 6.75%, 2011                                    156,000           174,976
                                                                                     ---------------
                                                                                     $     1,383,437
                                                                                     ---------------
BUILDING -- 0.1%
CRH North America, Inc., 6.95%, 2012                               $       208,000   $       237,090
                                                                                     ---------------
CHEMICALS -- 0.1%
Dow Chemical Co., 5.75%, 2008                                      $       162,000   $       172,505
                                                                                     ---------------
CONGLOMERATES -- 0.1%
Kennametal, Inc., 7.2%, 2012                                       $       211,000   $       234,471
                                                                                     ---------------
CONSUMER CYCLICAL -- 0.1%
Cendant Corp., 6.875%, 2006                                        $       147,000   $       154,653
Cendant Corp., 6.25%, 2008                                                  90,000            96,050
                                                                                     ---------------
                                                                                     $       250,703
                                                                                     ---------------
DEFENSE ELECTRONICS -- 0.1%
Raytheon Co., 6.15%, 2008                                          $       114,000   $       122,565
                                                                                     ---------------
EMERGING MARKET QUASI-SOVEREIGN -- 0%
Pemex Project Funding Master Trust,
  8.625%, 2022                                                     $        39,000   $        45,377
                                                                                     ---------------
EMERGING MARKET SOVEREIGN -- 0.2%
State of Israel, 4.625%, 2013                                      $       112,000   $       108,257
United Mexican States, 6.625%, 2015                                        213,000           228,762
United Mexican States, 8.125%, 2019                                         85,000            99,748
United Mexican States, 8%, 2022                                             55,000            63,443
                                                                                     ---------------
                                                                                     $       500,210
                                                                                     ---------------
ENERGY -- INDEPENDENT -- 0.2%
Devon Financing Corp. U.L.C.,
  6.875%, 2011                                                     $       142,000   $       160,823
EnCana Holdings Finance Corp.,
  5.8%, 2014                                                                98,000           104,122
Kerr-McGee Corp., 6.95%, 2024                                               77,000            85,149
Pioneer Natural Resource Co.,
  5.875%, 2016                                                              90,000            94,024
                                                                                     ---------------
                                                                                     $       444,118
                                                                                     ---------------
ENERGY -- INTEGRATED -- 0%
Amerada Hess Corp., 7.3%, 2031                                     $        62,000   $        69,167
                                                                                     ---------------
ENTERTAINMENT -- 0.1%
Walt Disney Co., 6.75%, 2006                                       $        69,000   $        71,892
Walt Disney Co., 6.375%, 2012                                               98,000           109,140
                                                                                     ---------------
                                                                                     $       181,032
                                                                                     ---------------

ISSUER                                                                PAR AMOUNT          VALUE
BONDS -- continued
FINANCIAL INSTITUTIONS -- 0.6%
DBS Capital Funding Corp.,
  7.657%, 2049##                                                   $       170,000   $       196,581
General Electric Capital Corp., 7.5%, 2005                                 536,000           545,232
General Electric Capital Corp.,
  8.75%, 2007                                                              130,000           145,642
SLM Corp., 4%, 2009                                                        153,000           152,926
SLM Corp., 5.375%, 2013                                                    195,000           201,714
                                                                                     ---------------
                                                                                     $     1,242,095
                                                                                     ---------------
FOOD & NON-ALCOHOLIC BEVERAGES -- 0.2%
Cadbury Schweppes U.S. Finance,
  5.125%, 2013##                                                   $       270,000   $       274,831
Kraft Foods, Inc., 6.25%, 2012                                             122,000           133,927
                                                                                     ---------------
                                                                                     $       408,758
                                                                                     ---------------
FOREST & PAPER PRODUCTS -- 0.2%
MeadWestvaco Corp., 6.8%, 2032                                     $       104,000   $       113,686
Weyerhaeuser Co., 6.75%, 2012                                              254,000           286,215
                                                                                     ---------------
                                                                                     $       399,901
                                                                                     ---------------
INSURANCE -- 0.7%
AIG SunAmerica Institutional Funding II,
  5.75%, 2009                                                      $       441,000   $       467,424
AIG SunAmerica, Inc, 7.6%, 2005##                                          444,000           453,153
MetLife, Inc., 6.5%, 2032                                                  180,000           196,296
Prudential Financial, Inc., 5.1%, 2014                                      80,000            80,383
Prudential Funding Corp., 6.6%, 2008##                                     179,000           193,723
                                                                                     ---------------
                                                                                     $     1,390,979
                                                                                     ---------------
INSURANCE -- PROPERTY & CASUALTY -- 0.2%
Allstate Corp., 6.125%, 2032                                       $       185,000   $       195,149
Fund American Cos., Inc., 5.875%, 2013                                     117,000           119,077
Safeco Corp., 4.875%, 2010                                                  32,000            32,765
Travelers Property Casualty Corp.,
  6.375%, 2033                                                              84,000            86,278
                                                                                     ---------------
                                                                                     $       433,269
                                                                                     ---------------
INTERNATIONAL MARKET QUASI-SOVEREIGN -- 0.1%
Hydro-Quebec, 6.3%, 2011                                           $       262,000   $       292,109
                                                                                     ---------------
INTERNATIONAL MARKET SOVEREIGN -- 0.2%
Republic of Italy, 4.625%, 2005                                    $       363,000   $       366,631
                                                                                     ---------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 0.1%
HCA, Inc., 8.75%, 2010                                             $        40,000   $        45,723
HCA, Inc., 6.95%, 2012                                                     139,000           146,354
                                                                                     ---------------
                                                                                     $       192,077
                                                                                     ---------------
MORTGAGE BACKED -- 13.4%
Fannie Mae, 5.722%, 2009                                           $       830,000   $       875,550
Fannie Mae, 4.01%, 2013                                                     19,666            18,976
Fannie Mae, 4.63%, 2014                                                     48,543            48,530
Fannie Mae, 4.518%, 2014                                                   179,351           178,366
Fannie Mae, 4.846%, 2014                                                    74,896            76,113
Fannie Mae, 6%, 2016 - 2034                                              4,031,298         4,192,082
Fannie Mae, 5.5%, 2016 - 2034                                            7,896,411         8,048,680
Fannie Mae, 5%, 2018 - 2034                                              1,766,920         1,795,338
Fannie Mae, 4.5%, 2018 - 2019                                              970,201           968,925
Fannie Mae, 6.5%, 2028 - 2034                                            1,943,613         2,041,556
Fannie Mae, 7.5%, 2031                                                      63,874            68,437
Freddic Mac, 5.5%, 2019                                                     17,430            18,014
Freddie Mac, 5%, 2017 - 2033                                             1,572,832         1,575,911
Freddie Mac, 4.5%, 2018 - 2019                                           1,184,342         1,183,207
Freddie Mac, 5.5%, 2019 - 2034                                           1,532,822         1,559,013
Freddie Mac, 6%, 2019 - 2034                                             1,771,083         1,832,977
Freddie Mac, 6.5%, 2034                                                    419,885           440,697
Ginnie Mae, 7.5%, 2023 - 2024                                               83,602            90,242
Ginnie Mae, 6.5%, 2028 - 2028                                              300,680           316,912
Ginnie Mae, 6%, 2033 - 2034                                                898,931           932,278
Ginnie Mae, 5.5%, 2033                                                   1,426,438         1,458,256
Ginnie Mae, 5%, 2099                                                       100,000            99,969
                                                                                     ---------------
                                                                                     $    27,820,029
                                                                                     ---------------
NATURAL GAS -- PIPELINE -- 0.3%
CenterPoint Energy Resources Corp.,
  7.875%, 2013                                                     $        82,000   $        97,464
Kinder Morgan Energy Partners LP,
  6.75%, 2011                                                              315,000           351,675
Kinder Morgan Energy Partners LP,
  7.75%, 2032                                                              117,000           141,204
                                                                                     ---------------
                                                                                     $       590,343
                                                                                     ---------------
PHARMACEUTICALS -- 0.1%
Wyeth, 5.5%, 2013                                                  $       123,000   $       127,837
                                                                                     ---------------
POLLUTION CONTROL -- 0.1%
Waste Management, Inc., 7.375%, 2010                               $       134,000   $       153,598
                                                                                     ---------------
PRINTING & PUBLISHING -- 0.1%
Belo Corp., 7.75%, 2027                                            $       226,000   $       268,091
                                                                                     ---------------
RAILROAD & SHIPPING -- 0.1%
Union Pacific Corp., 6.125%, 2012                                  $        50,000   $        54,994
Union Pacific Corp., 5.375%, 2014                                           49,000            50,758
                                                                                     ---------------
                                                                                     $       105,752
                                                                                     ---------------
REAL ESTATE -- 0.3%
Boston Properties, Inc., 5%, 2015                                  $        42,000   $        40,957
EOP Operating LP, 6.8%, 2009                                                29,000            31,787
HRPT Properties Trust, 6.25%, 2016                                         115,000           121,302
Vornado Realty Trust, 5.625%, 2007                                         383,000           397,642
                                                                                     ---------------
                                                                                     $       591,688
                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.1%
AT&T Wireless Services, Inc., 7.35%, 2006                          $       107,000   $       111,937
Sprint Capital Corp., 6.875%, 2028                                         106,000           116,047
                                                                                     ---------------
                                                                                     $       227,984
                                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.9%
BellSouth Corp., 6.55%, 2034                                       $       146,000   $       159,088
Deutsche Telekom International Finance B.V.,
  8.75%, 2030                                                              152,000           200,710
France Telecom S.A., 8.5%, 2011                                             85,000           101,397
PCCW-HKTC Capital II Ltd., 6%, 2013##                                      150,000           157,683
SBC Communications, Inc., 5.1%, 2014                                       126,000           127,171
Telecom Italia Capital, 5.25%, 2013                                        150,000           151,610
Telecom Italia Capital, 6%, 2034##                                          81,000            79,190
Telecomunicaciones de Puerto Rico, Inc.,
  6.65%, 2006                                                              270,000           280,010
Verizon New York, Inc., 6.875%, 2012                                       486,000           545,524
                                                                                     ---------------
                                                                                     $     1,802,383
                                                                                     ---------------
U.S. GOVERNMENT AGENCIES -- 5.2%
Fannie Mae, 2.5%, 2006                                             $       360,000   $       356,822
Fannie Mae, 5.25%, 2007                                                  1,147,000         1,195,101
Fannie Mae, 6.625%, 2009 - 2010                                          4,434,000         4,993,507
Fannie Mae, 6%, 2011                                                        94,000           103,419
Fannie Mae, 4.125%, 2014                                                   320,000           310,147
Fannie Mae, 4.625%, 2014                                                   250,000           250,188
Federal Home Loan Bank, 2.875%, 2006                                       365,000           363,706
Freddie Mac, 2.75%, 2006                                                   967,000           959,350
Freddie Mac, 2.875%, 2006                                                1,405,000         1,395,143
Small Business Administration,
  4.35%, 2023                                                               49,663            48,731
Small Business Administration,
  4.77%, 2024                                                              120,353           120,508
Small Business Administration,
  5.18%, 2024                                                              196,161           200,672
Small Business Administration,
  5.52%, 2024                                                              278,085           289,398
Small Business Administration,
  4.99%, 2024                                                              156,000           157,790
                                                                                     ---------------
                                                                                     $    10,744,482
                                                                                     ---------------

ISSUER                                                               PAR AMOUNT           VALUE
BONDS -- continued
U.S. TREASURY OBLIGATIONS -- 6.5%
U.S. Treasury Bonds, 8%, 2021                                      $       703,000   $       965,005
U.S. Treasury Bonds, 6.25%, 2023                                         2,489,000         2,913,977
U.S. Treasury Bonds, 5.375%, 2031                                          623,000           673,667
U.S. Treasury Notes, 1.625%, 2005                                           52,000            51,919
U.S. Treasury Notes, 6.5%, 2005                                            978,000           992,288
U.S. Treasury Notes, 1.25%, 2005                                           387,000           385,156
U.S. Treasury Notes, 5.75%, 2005                                           665,000           682,041
U.S. Treasury Notes, 7%, 2006                                            2,545,000         2,698,296
U.S. Treasury Notes, 4.375%, 2007                                          146,000           150,055
U.S. Treasury Notes, 4%, 2009                                               23,000            23,438
U.S. Treasury Notes, 4.25%, 2010 - 2014                                  2,172,954         2,298,057
U.S. Treasury Notes, 3%, 2012                                            1,184,701         1,322,005
U.S. Treasury Notes, 3.875%, 2013                                          303,000           298,952
U.S. Treasury Notes, 4.75%, 2014                                             1,000             1,042
                                                                                     ---------------
                                                                                     $    13,455,898
                                                                                     ---------------
UTILITIES -- ELECTRIC POWER -- 1.3%
DTE Energy Co., 7.05%, 2011                                        $       238,000   $       269,499
Duke Capital Corp., 8%, 2019                                                99,000           120,814
Exelon Generation Co. LLC, 6.95%, 2011                                      77,000            86,913
FirstEnergy Corp., 6.45%, 2011                                             147,000           159,711
MidAmerican Energy Holdings Co.,
  3.5%, 2008                                                               118,000           115,587
MidAmerican Energy Holdings Co.,
  5.875%, 2012                                                              61,000            64,638
MidAmerican Funding LLC, 6.927%, 2029                                      454,000           509,151
Niagara Mohawk Power Corp.,
  7.75%, 2006                                                                1,000             1,059
Northeast Utilities, 8.58%, 2006                                           105,897           110,880
Oncor Electric Delivery Co., 7%, 2022                                      202,000           230,383
PSEG Power LLC, 6.95%, 2012                                                 71,000            80,006
PSEG Power LLC, 8.625%, 2031                                                91,000           120,828
Pacific Gas & Electric Co., 4.8%, 2014                                     125,000           124,562
System Energy Resources, Inc.,
  5.129%, 2014##                                                           116,000           116,095
TXU Energy Co., 7%, 2013                                                   102,000           113,919
W3A Funding Corp., 8.09%, 2017                                             338,966           375,038
                                                                                     ---------------
                                                                                     $     2,599,083
                                                                                     ---------------
    Total Bonds
      (Identified Cost, $75,266,495)                                                 $    77,218,778
                                                                                     ---------------
REPURCHASE AGREEMENT -- 1.9%
Morgan Stanley, 2.19%, dated 12/31/04,
  due 01/03/05, total to be received
  $3,911,714 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                          $     3,911,000   $     3,911,000
                                                                                     ---------------
    Total Investments
      (Identified Cost, $185,191,462)                                                $   206,995,405
                                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.0%                                                                    82,563
                                                                                     ---------------
    Net Assets -- 100.0%                                                             $   207,077,968
                                                                                     ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
  * Non-income producing security.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction.
### Security segregated as collateral for open futures contracts.
  ~ The rate shown represents an annualized yield at time of purchase.
~~~ All or a portion of this security is subject to dollar roll transactions. ADR = American Depository Receipt
STRIPS = Separate trading of Registered Interest and Principal of Securities. TBA = To Be Announced

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below

   AUD = Australian Dollar              GBP = British Pound
   CAD = Canadian Dollar                JPY = Japanese Yen
   CHF = Swiss Franc                    NOK = Norwegian Kroner
   CZK = Czech Republic Koruna          NZD = New Zealand Dollar
   DKK = Danish Krones                  PLN = Polish Zloty
   EUR = Euro                           SEK = Swedish Krona

STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 2004
(000 Omitted)

                                                                       CAPITAL        GLOBAL      GOVERNMENT        HIGH
                                                                    APPRECIATION   GOVERNMENTS    SECURITIES        YIELD
                                                                      VARIABLE       VARIABLE      VARIABLE       VARIABLE
                                                                       ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT
                                                                    ------------   -----------    -----------    ----------
Assets:
  Investments --
    Investments, cost                                               $    264,164   $    11,014    $   107,429    $   72,144
    Unrealized appreciation (depreciation)                                41,025         1,040          2,213         2,371
                                                                    ------------   -----------    -----------    ----------
      Total investments, at value                                   $    305,189   $    12,054    $   109,642    $   74,515

  Cash                                                              $          0*  $         0*   $         0*   $       15
  Receivable for forward foreign currency exchange contracts                  --           155             --            28
  Receivable for forward currency exchange contracts subject
    to master netting agreements                                              --             4             --            --
  Receivable for investments sold                                             91            --             --            81
  Receivable for units sold                                                   13             5             14             1
  Interest and dividends receivable                                          150           196            904         1,321
  Receivable from administrative proceeding settlement                       227            --             --            --
  Receivable from Investment Adviser                                          --            --             --            --
  Receivable from sponsor                                                     --            --             --            78
  Other assets                                                                 4            --              2             1
                                                                    ------------   -----------    -----------    ----------
      Total assets                                                  $    305,674   $    12,414    $   110,562    $   76,040
                                                                    ============   ===========    ===========    ==========
Liabilities:
  Payable for forward foreign currency exchange contracts           $         --   $       169    $        --    $       98
  Payable for daily variation on open futures contracts                       --            --              5            --
  Payable for investments purchased                                        1,121            69             --           111
  Payable for dollar roll transactions                                        --            --          6,074            --
  Payable for units surrendered                                              226            38             64            10
  Deferred mortgage dollar roll income                                        --            --              5            --
  Payable to affiliates --
    Investment Adviser                                                         6             0*             2             2
    Sponsor                                                                   46             0*             8            --
  Accrued expenses and other liabilities                                      53            44             45            51
                                                                    ------------   -----------    -----------    ----------
      Total liabilities                                             $      1,452   $       320    $     6,203    $      272
                                                                    ------------   -----------    -----------    ----------
        Net assets                                                  $    304,222   $    12,094    $   104,359    $   75,768
                                                                    ============   ===========    ===========    ==========

                                                                     MANAGED       MONEY          TOTAL
                                                                      SECTORS      MARKET        RETURN
                                                                     VARIABLE      VARIABLE      VARIABLE
                                                                      ACCOUNT      ACCOUNT       ACCOUNT
                                                                    ----------    ----------    ----------
Assets:
  Investments --
    Investments, cost                                               $   54,204    $   50,271    $  185,191
    Unrealized appreciation (depreciation)                               9,126            --        21,804
                                                                    ----------    ----------    ----------
      Total investments, at value                                   $   63,330    $   50,271    $  206,995

  Cash                                                              $        1    $        1    $        2
  Receivable for forward foreign currency exchange contracts                --            --            --
  Receivable for forward currency exchange contracts subject
    to master netting agreements                                            --            --            --
  Receivable for investments sold                                            0*           --            99
  Receivable for units sold                                                 13             1           149
  Interest and dividends receivable                                         19             0*        1,023
  Receivable from administrative proceeding settlement                      63            --            20
  Receivable from Investment Adviser                                        --            12            --
  Receivable from sponsor                                                   --            --            50
  Other assets                                                               1             1             2
                                                                    ----------    ----------    ----------
      Total assets                                                  $   63,427    $   50,286    $  208,340
                                                                    ==========    ==========    ==========
Liabilities:
  Payable for forward foreign currency exchange contracts           $       --    $       --    $       --
  Payable for daily variation on open futures contracts                     --            --            --
  Payable for investments purchased                                         --            --         1,019
  Payable for dollar roll transactions                                      --            --            --
  Payable for units surrendered                                             60            73           184
  Deferred mortgage dollar roll income                                      --            --            --
  Payable to affiliates --
    Investment Adviser                                                       1             1             4
    Sponsor                                                                  2            15            --
  Accrued expenses and other liabilities                                    39            20            55
                                                                    ----------    ----------    ----------
      Total liabilities                                             $      102    $      109    $    1,262
                                                                    ----------    ----------    ----------
        Net assets                                                  $   63,325    $   50,177    $  207,078
                                                                    ==========    ==========    ==========

* Amount less than $500

                       See notes to financial statements.

(000 Omitted except for unit values)

                                                                                  CAPITAL        GLOBAL
                                                                               APPRECIATION   GOVERNMENTS
                                                                      UNIT       VARIABLE       VARIABLE
                                                            UNIT     VALUE       ACCOUNT        ACCOUNT
                                                            -----   --------   ------------   -----------
Net assets applicable to contract owners:
Capital Appreciation Variable Account --
  Compass 2                                                 3,544   $ 55.625   $    197,298
  Compass 3                                                   413     36.678         15,149
  Compass 3 - Level 2                                       5,798     15.267         88,515
Global Governments Variable Account --
  Compass 2                                                   128   $ 27.240                  $     3,492
  Compass 3                                                    28     26.561                          750
  Compass 3 - Level 2                                         500     15.580                        7,783
Government Securities Variable Account --
  Compass 2                                                 2,125   $ 37.338
  Compass 3                                                   100     26.082
  Compass 3 - Level 2                                       1,377     15.274
High Yield Variable Account --
  Compass 2                                                 1,601   $ 36.669
  Compass 3                                                    67     26.943
  Compass 3 - Level 2                                         971     14.421
Managed Sectors Variable Account --
  Compass 2                                                   345   $ 43.708
  Compass 3                                                   141     42.920
  Compass 3 - Level 2                                       3,020     13.910
Money Market Variable Account --
  Compass 2                                                 1,009   $ 20.073
  Compass 3                                                    97     16.443
  Compass 3 - Level 2                                       2,259     12.326
Total Return Variable Account --
  Compass 2                                                 1,511   $ 45.729
  Compass 3                                                   315     44.592
  Compass 3 - Level 2                                       5,646     21.559
                                                                               ------------   -----------
    Net assets applicable to owners of deferred contracts                           300,962        12,025

Reserve for variable annuities
    Compass 2 Contracts                                                               2,951            18
    Compass 3 Contracts                                                                   1            43
    Compass 3 - Level 2 Contracts                                                       308             8
                                                                               ------------   -----------
      Net assets                                                               $    304,222   $    12,094
                                                                               ============   ===========

                                                            GOVERNMENT     HIGH      MANAGED    MONEY      TOTAL
                                                            SECURITIES    YIELD      SECTORS    MARKET     RETURN
                                                             VARIABLE    VARIABLE   VARIABLE   VARIABLE   VARIABLE
                                                              ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                                                            ----------   --------   --------   --------   ---------
Net assets applicable to contract owners:
Capital Appreciation Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Global Governments Variable Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Government Securities Variable Account --
  Compass 2                                                 $   79,344
  Compass 3                                                      2,591
  Compass 3 - Level 2                                           21,026
High Yield Variable Account --
  Compass 2                                                              $ 58,689
  Compass 3                                                                 1,799
  Compass 3 - Level 2                                                      14,004
Managed Sectors Variable Account --
  Compass 2                                                                         $ 15,084
  Compass 3                                                                            6,036
  Compass 3 - Level 2                                                                 42,019
Money Market Variable Account --
  Compass 2                                                                                    $ 20,187
  Compass 3                                                                                       1,577
  Compass 3 - Level 2                                                                            27,836
Total Return Variable Account --
  Compass 2                                                                                               $  69,105
  Compass 3                                                                                                  14,021
  Compass 3 - Level 2                                                                                       121,735
                                                            ----------   --------   --------   --------   ---------
    Net assets applicable to owners of deferred contracts      102,961     74,492     63,139     49,600     204,861

Reserve for variable annuities
    Compass 2 Contracts                                          1,345      1,216         80        486       1,389
    Compass 3 Contracts                                             --          2         21         11         128
    Compass 3 - Level 2 Contracts                                   53         58         85         80         700
                                                            ----------   --------   --------   --------   ---------
      Net assets                                            $  104,359   $ 75,768   $ 63,325   $ 50,177   $ 207,078
                                                            ==========   ========   ========   ========   =========

                       See notes to financial statements.

STATEMENTS OF OPERATIONS -- Year Ended December 31, 2004
(000 Omitted)

                                                                      CAPITAL          GLOBAL         GOVERNMENT      HIGH
                                                                    APPRECIATION     GOVERNMENTS     SECURITIES       YIELD
                                                                     VARIABLE         VARIABLE        VARIABLE       VARIABLE
                                                                      ACCOUNT          ACCOUNT         ACCOUNT        ACCOUNT
                                                                    ------------     -----------     -----------    ----------
Net Investment income (loss):
  Income --
    Interest                                                        $        164     $       418     $     5,379    $    6,356
    Dividends                                                              3,876              --              --            20
    Other#                                                                   227              --              --            --
                                                                    ------------     -----------     -----------    ----------
      Total investment income                                       $      4,267     $       418     $     5,379    $    6,376
                                                                    ------------     -----------     -----------    ----------
Expenses --
  Mortality and expense risk charges                                $      3,796     $       151     $     1,390    $    1,000
  Management fee                                                           2,252              91             604           594
  Boards of Managers fees                                                     34               1              13            10
  Distribution fee                                                            26               1               5             3
  Administrative fee                                                          28               1              10             8
  Custodian fee                                                              109              16              36            30
  Printing                                                                    38               6              13            14
  Auditing fees                                                               25              38              32            39
  Legal fees                                                                   9              10               9             9
  Miscellaneous                                                               33              10              16            17
                                                                    ------------     -----------     -----------    ----------
    Total expenses                                                  $      6,350     $       325     $     2,128    $    1,724
  Fees paid indirectly                                                        (5)             (0)*            (1)           (2)
  Reduction of expenses by investment adviser                                 --             (20)             --            --
                                                                    ------------     -----------     -----------    ----------
    Net expenses                                                    $      6,345     $       305     $     2,127    $    1,722
                                                                    ------------     -----------     -----------    ----------
    Net investment income (loss)                                    $     (2,078)    $       113     $     3,252    $    4,654
                                                                    ------------     -----------     -----------    ----------

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                         $     16,600**   $     1,073     $     1,107    $   (1,588)
    Written option transactions                                               --               3              --            --
    Futures contracts                                                         --              11              80            --
    Foreign currency transactions                                            (12)            (64)             --          (128)
                                                                    ------------     -----------     -----------    ----------
      Net realized gain (loss) on investments and foreign
        currency transactions                                       $     16,588     $     1,023     $     1,187    $   (1,716)
                                                                    ------------     -----------     -----------    ----------
Change in unrealized appreciation (depreciation) --
    Investments                                                     $     12,495     $      (277)    $    (1,791)   $    2,327
    Futures contracts                                                         --               1             (55)           --
    Translation of assets and liabilities in foreign currencies                1              49              --           (14)
                                                                    ------------     -----------     -----------    ----------
      Net unrealized gain (loss) on investments
        and foreign currency translation                            $     12,496     $      (227)    $    (1,846)   $    2,313
                                                                    ------------     -----------     -----------    ----------
      Net realized and unrealized gain (loss) on investments
        and foreign currency                                        $     29,084     $       796     $      (659)   $      597
                                                                    ------------     -----------     -----------    ----------
        Change in net assets from operations                        $     27,006     $       909     $     2,593    $    5,251
                                                                    ============     ===========     ===========    ==========

                                                                    MANAGED        MONEY          TOTAL
                                                                    SECTORS        MARKET         RETURN
                                                                    VARIABLE      VARIABLE       VARIABLE
                                                                    ACCOUNT       ACCOUNT        ACCOUNT
                                                                   ----------    ----------     ----------
Net Investment income (loss):
  Income --
    Interest                                                       $       12    $      719     $    3,987
    Dividends                                                             775            --          2,723
    Other#                                                                 63            --             20
                                                                   ----------    ----------     ----------
      Total investment income                                      $      850    $      719     $    6,730
                                                                   ----------    ----------     ----------
Expenses --
  Mortality and expense risk charges                               $      793    $      646     $    2,489
  Management fee                                                          479           257          1,515
  Boards of Managers fees                                                   8             4             23
  Distribution fee                                                         10             3             24
  Administrative fee                                                        6             5             19
  Custodian fee                                                            26            18             73
  Printing                                                                 18            17             22
  Auditing fees                                                            33            19             43
  Legal fees                                                                9             9              9
  Miscellaneous                                                            11            10             29
                                                                   ----------    ----------     ----------
    Total expenses                                                 $    1,393    $      988     $    4,246
  Fees paid indirectly                                                     (1)           (0)*           (1)
  Reduction of expenses by investment adviser                              --            --             --
                                                                   ----------    ----------     ----------
    Net expenses                                                   $    1,392    $      988     $    4,245
                                                                   ----------    ----------     ----------
    Net investment income (loss)                                   $     (542)   $     (269)    $    2,485
                                                                   ----------    ----------     ----------

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                        $    4,523    $       --     $   13,823
    Written option transactions                                            --            --             --
    Futures contracts                                                      --            --             --
    Foreign currency transactions                                          --            --              0*
                                                                   ----------    ----------     ----------
      Net realized gain (loss) on investments and foreign
        currency transactions                                      $    4,523    $       --     $   13,823
                                                                   ----------    ----------     ----------
Change in unrealized appreciation (depreciation) --
    Investments                                                    $     (902)   $       --     $    2,961
    Futures contracts                                                      --            --             --
    Translation of assets and liabilities in foreign currencies            --            --              4
                                                                   ----------    ----------     ----------
      Net unrealized gain (loss) on investments
        and foreign currency translation                           $     (902)   $       --     $    2,965
                                                                   ----------    ----------     ----------
      Net realized and unrealized gain (loss) on investments
        and foreign currency                                       $    3,621    $       --     $   16,788
                                                                   ----------    ----------     ----------
        Change in net assets from operations                       $    3,079    $     (269)    $   19,273
                                                                   ==========    ==========     ==========

 *   Amount less than $500.
** Includes proceeds received from a non-recurring cash settlement in the amount of $622,626 from a class action lawsuit against Cendant Corp.
 # A non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(000 Omitted)

                                                                           CAPITAL APPRECIATION         GLOBAL GOVERNMENTS
                                                                             VARIABLE ACCOUNT             VARIABLE ACCOUNT
                                                                         ------------------------    -------------------------
                                                                         YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                                         ------------------------    -------------------------
                                                                            2004          2003          2004           2003
                                                                         ----------    ----------    ----------     ----------
Change in net assets:
From operations:
    Net investment income (loss)                                         $   (2,078)   $   (3,503)   $      113     $      158
    Net realized gain (loss) on investments and foreign
      currency transactions                                                  16,588          (458)        1,023          1,009
    Net unrealized gain (loss) on investments and foreign
      currency translation                                                   12,496        74,556          (227)           500
                                                                         ----------    ----------    ----------     ----------
      Change in net assets from operations                               $   27,006    $   70,595    $      909     $    1,667
                                                                         ----------    ----------    ----------     ----------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                           $    7,120    $    7,367    $      375     $      357
    Net transfers between variable and fixed accumulation accounts           (2,841)       (4,305)         (604)           621
    Withdrawals, surrenders, annuitizations, and contract charges           (41,093)      (30,559)       (1,777)        (1,497)
                                                                         ----------    ----------    ----------     ----------
      Net accumulation activity                                          $  (36,814)   $  (27,497)   $   (2,006)    $     (519)
                                                                         ----------    ----------    ----------     ----------
Annuitization activity:
  Annuitizations                                                         $      261    $       13    $        0*        $   --
  Annuity payments and contract charges                                        (513)         (469)           (6)            (6)
  Net transfers among accounts for annuity reserves                              --          (792)           --           (118)
  Adjustments to annuity reserves                                               (44)          625             0*           111
                                                                         ----------    ----------    ----------     ----------
    Net annuitization activity                                           $     (296)   $     (623)   $       (6)    $      (13)
                                                                         ----------    ----------    ----------     ----------
  Change in net assets from participations transactions                  $  (37,110)   $  (28,120)   $   (2,012)    $     (532)
                                                                         ----------    ----------    ----------     ----------
    Total change in net assets                                           $  (10,104)   $   42,475    $   (1,103)    $    1,135
Net assets:
  At beginning of period                                                    314,326       271,851        13,197         12,062
                                                                         ----------    ----------    ----------     ----------
  At end of period                                                       $  304,222    $  314,326    $   12,094     $   13,197
                                                                         ==========    ==========    ==========     ==========

                                                                           GOVERNMENT SECURITIES
                                                                              VARIABLE ACCOUNT
                                                                          ------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                          ------------------------
                                                                             2004          2003
                                                                          ----------    ----------
Change in net assets:
From operations:
    Net investment income (loss)                                          $    3,252    $    2,660
    Net realized gain (loss) on investments and foreign
      currency transactions                                                    1,187         1,504
    Net unrealized gain (loss) on investments and foreign
      currency translation                                                    (1,846)       (2,844)
                                                                          ----------    ----------
      Change in net assets from operations                                $    2,593    $    1,320
                                                                          ----------    ----------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                            $    1,762    $    2,312
    Net transfers between variable and fixed accumulation accounts            (4,683)       (2,752)
    Withdrawals, surrenders, annuitizations, and contract charges            (12,905)      (14,350)
                                                                          ----------    ----------
      Net accumulation activity                                           $  (15,826)   $  (14,790)
                                                                          ----------    ----------
Annuitization activity:
  Annuitizations                                                          $       (5)   $       11
  Annuity payments and contract charges                                         (308)         (504)
  Net transfers among accounts for annuity reserves                              (87)         (388)
  Adjustments to annuity reserves                                                (13)          480
                                                                          ----------    ----------
    Net annuitization activity                                            $     (413)   $     (401)
                                                                          ----------    ----------
  Change in net assets from participations transactions                   $  (16,239)   $  (15,191)
                                                                          ----------    ----------
    Total change in net assets                                            $  (13,646)   $  (13,871)
Net assets:
  At beginning of period                                                     118,005       131,876
                                                                          ----------    ----------
  At end of period                                                        $  104,359    $  118,005
                                                                          ==========    ==========

  * Amount less than $500.

                       See notes to financial statements.

                                                                                      HIGH YIELD               MANAGED SECTORS
                                                                                    VARIABLE ACCOUNT          VARIABLE ACCOUNT
                                                                                 ----------------------    ----------------------
                                                                                 YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                                                                                 ----------------------    ----------------------
                                                                                   2004          2003        2004         2003
                                                                                 ---------    ---------    --------    ----------
Change in net assets:
From operations:
    Net investment income (loss)                                                 $   4,654    $   5,943    $   (542)   $     (779)
    Net realized gain (loss) on investments and foreign currency transactions       (1,716)      (1,399)      4,523         2,925
    Net unrealized gain (loss) on investments and foreign currency translation       2,313       11,526        (902)       10,825
                                                                                 ---------    ---------    --------    ----------
      Change in net assets from operations                                       $   5,251    $  16,070    $  3,079    $   12,971
                                                                                 ---------    ---------    --------    ----------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                                   $     999    $   1,245    $  2,607    $    3,037
    Net transfers between variable and fixed accumulation accounts                 (22,124)       1,632        (653)         (169)
    Withdrawals, surrenders, annuitizations, and contract charges                   (9,829)     (11,148)     (9,735)       (7,142)
                                                                                 ---------    ---------    --------    ----------
      Net accumulation activity                                                  $ (30,954)   $  (8,271)   $ (7,781)   $   (4,274)
                                                                                 ---------    ---------    --------    ----------
Annuitization activity:
  Annuitizations                                                                 $     100    $      --    $     (1)   $       --
  Annuity payments and contract charges                                               (207)        (229)        (36)          (42)
  Net transfers among accounts for annuity reserves                                     --         (363)         --           (53)
  Adjustments to annuity reserves                                                       77          106          (2)           52
                                                                                 ---------    ---------    --------    ----------
    Net annuitization activity                                                   $     (30)   $    (486)   $    (39)   $      (43)
                                                                                 ---------    ---------    --------    ----------
  Change in net assets from participations transactions                          $ (30,984)   $  (8,757)   $ (7,820)   $   (4,317)
                                                                                 ---------    ---------    --------    ----------
    Total change in net assets                                                   $ (25,733)   $   7,313    $ (4,741)   $    8,654
Net assets:
  At beginning of period                                                           101,501       94,188      68,066        59,412
                                                                                 ---------    ---------    --------    ----------
  At end of period                                                               $  75,768    $ 101,501    $ 63,325    $   68,066
                                                                                 =========    =========    ========    ==========

                       See notes to financial statements.

                                                                                      MONEY MARKET              TOTAL RETURN
                                                                                    VARIABLE ACCOUNT          VARIABLE ACCOUNT
                                                                                 ----------------------    ----------------------
                                                                                 YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                                                                                 ----------------------    ----------------------
                                                                                   2004         2003         2004         2003
                                                                                 ---------    ---------    --------    ----------
Change in net assets:
From operations:
    Net investment income (loss)                                                 $    (269)   $    (329)   $  2,485    $    2,186
    Net realized gain (loss) on investments and foreign currency transactions           --           --      13,823           333
    Net unrealized gain (loss) on investments and foreign currency translation          --           --       2,965        26,254
                                                                                 ---------    ---------    --------    ----------
      Change in net assets from operations                                       $    (269)   $    (329)   $ 19,273    $   28,773
                                                                                 ---------    ---------    --------    ----------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                                   $   1,576    $   2,440    $  5,581    $    5,581
    Net transfers between variable and fixed accumulation accounts                  22,089       (1,613)      4,317           596
    Withdrawals, surrenders, annuitizations, and contract charges                  (11,007)     (13,195)    (29,151)      (24,545)
                                                                                 ---------    ---------    --------    ----------
      Net accumulation activity                                                  $  12,658    $ (12,368)   $(19,253)   $  (18,368)
                                                                                 ---------    ---------    --------    ----------
Annuitization activity:
  Annuitizations                                                                 $      96    $     121    $    102    $      259
  Annuity payments and contract charges                                               (179)        (148)       (432)         (444)
  Net transfers among accounts for annuity reserves                                     82         (376)          4          (302)
  Adjustments to annuity reserves                                                      (19)         349          49            61
                                                                                 ---------    ---------    --------    ----------
    Net annuitization activity                                                   $     (20)   $     (54)   $   (277)   $     (426)
                                                                                 ---------    ---------    --------    ----------
  Change in net assets from participations transactions                          $  12,638    $ (12,422)   $(19,530)   $  (18,794)
                                                                                 ---------    ---------    --------    ----------
    Total change in net assets                                                   $  12,369    $ (12,751)   $   (257)   $    9,979
Net assets:
  At beginning of period                                                            37,808       50,559     207,335       197,356
                                                                                 ---------    ---------    --------    ----------
  At end of period                                                               $  50,177    $  37,808    $207,078    $  207,335
                                                                                 =========    =========    ========    ==========

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the variable accounts' financial performance for the past 5 fiscal years (or, if shorter, the period of the variable accounts' operation). Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period. This information has been audited by the variable accounts' independent registered public accounting firm, whose report, together with the variable accounts' financial statements, are included in this report.

                                                                           CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                           ---------------------------------------------------------------------
                                                                                         COMPASS 2
                                                           ---------------------------------------------------------------------
                                                                                  YEARS ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2004           2003           2002          2001           2000
                                                           ----------     ----------     ----------    ----------     ----------
Per unit data:*
  Net asset value -- beginning of period                   $   50.814     $   39.859     $   59.446    $   80.578     $   92.242
                                                           ----------     ----------     ----------    ----------     ----------
  Investment income                                        $    0.744     $    0.402     $    0.369    $    0.598     $    0.907
  Expenses                                                     (1.109)        (0.951)        (1.002)       (1.401)        (1.920)
                                                           ----------     ----------     ----------    ----------     ----------
    Net investment loss                                    $   (0.365)    $   (0.549)    $   (0.633)   $   (0.803)    $   (1.013)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                           5.176         11.504        (18.954)      (20.329)       (10.651)
                                                           ----------     ----------     ----------    ----------     ----------
  Change in unit value                                     $    4.811     $   10.955     $  (19.587)   $  (21.132)    $  (11.664)
                                                           ----------     ----------     ----------    ----------     ----------
  Unit value:
  Net asset value -- end of period                             55.625     $   50.814     $   39.859    $   59.446     $   80.578
                                                           ==========     ==========     ==========    ==========     ==========
  Total Return++&                                                9.47%^^       27.48%^       (32.95)%      (26.22)%           --
Ratios (to average net assets):
  Expenses#                                                      2.14%          2.12%          2.12%         0.79%+         0.76%+
  Net investment loss                                           (0.70%)        (1.20)%        (1.36)%       (1.19)%+       (1.08)%+
Portfolio turnover                                                 65%           104%            80%          123%           140%
Number of units outstanding at end of period (000 Omitted)      3,544          4,040          4,521         5,340          5,818

                                                                           CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                           ---------------------------------------------------------------------
                                                                                         COMPASS 3
                                                           ---------------------------------------------------------------------
                                                                                  YEARS ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2004           2003           2002          2001           2000
                                                           ----------     ----------     ----------    ----------     ----------
Per unit data:*
  Net asset value -- beginning of period                   $   33.539     $   26.334     $   39.314    $   53.342     $   61.123
                                                           ----------     ----------     ----------    ----------     ----------
  Investment income                                        $    0.458     $    0.260     $    0.240    $    0.417     $    0.581
  Expenses                                                     (0.753)        (0.648)        (0.688)       (1.025)        (1.317)
                                                           ----------     ----------     ----------    ----------     ----------
    Net investment loss                                    $   (0.295)    $   (0.388)    $   (0.448)   $   (0.608)    $   (0.736)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                           3.434          7.593        (12.532)      (13.420)        (7.045)
                                                           ----------     ----------     ----------    ----------     ----------
  Change in unit value                                     $    3.139     $    7.205     $  (12.980)   $  (14.028)    $   (7.781)
                                                           ----------     ----------     ----------    ----------     ----------
  Unit value:
  Net asset value -- end of period                         $   36.678     $   33.539     $   26.334    $   39.314     $   53.342
                                                           ==========     ==========     ==========    ==========     ==========
  Total Return++&                                                9.36%^^       27.36%^       (33.02)%      (26.30)%           --
Ratios (to average net assets):
  Expenses#                                                      2.24%          2.22%          2.22%         0.79%+         0.76%+
  Net investment loss                                           (0.87)%        (1.31)%        (1.42)%       (1.19)%+       (1.08)%+
Portfolio turnover                                                 65%           104%            80%          123%           140%
Number of units outstanding at end of period (000 Omitted)        413            621            812           999          1,327

 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjuction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.
 ^ The account's net asset value and total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.900 and $0.594 per unit for Compass 2 and Compass 3, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 2.24% and 2.24% lower, for Compass 2 and Compass 3, respectively.
^^ The account's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.039 and $0.026 and per unit for Compass 2 and Compass 3, respectively, based on units outstanding on the day the proceeds were recorded.
 & From time to time the variable account may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

                                                                           CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                           ---------------------------------------------------------------------
                                                                                    COMPASS 3 - LEVEL 2
                                                           ---------------------------------------------------------------------
                                                                                  YEARS ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2004           2003           2002          2001           2000
                                                           ----------     ----------     ----------    ----------     ----------
Per unit data:*
  Net asset value -- beginning of period                   $   13.940     $   10.929     $   16.292    $   22.072     $   25.255
                                                           ----------     ----------     ----------    ----------     ----------
  Investment income                                        $    0.205     $    0.109     $    0.100    $    0.154     $    0.247
  Expenses                                                     (0.297)        (0.254)        (0.260)       (0.357)        (0.513)
                                                           ----------     ----------     ----------    ----------     ----------
    Net investment loss                                    $   (0.092)    $   (0.145)    $   (0.160)   $   (0.203)    $   (0.266)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                           1.419          3.156         (5.203)       (5.577)        (2.917)
                                                           ----------     ----------     ----------    ----------     ----------
  Change in unit value                                     $    1.327     $    3.011     $   (5.363)   $   (5.780)    $   (3.183)
                                                           ----------     ----------     ----------    ----------     ----------
  Unit value:
  Net asset value -- end of period                         $   15.267     $   13.940     $   10.929    $   16.292     $   22.072
                                                           ==========     ==========     ==========    ==========     ==========
  Total Return++&                                                9.52%^^       27.55%^       (32.92)%      (26.19)%           --
Ratios (to average net assets):
  Expenses#                                                      2.09%          2.07%          2.07%         0.79%+         0.76%+
  Net investment loss                                           (0.65)%        (1.17)%        (1.32)%       (1.19)%+       (1.08)%+
Portfolio turnover                                                 65%           104%            80%          123%           140%
Number of units outstanding at end of period (000 Omitted)      5,798          6,086          6,148         6,705          6,283

 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjuction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.
 ^    The account's net asset value and total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.247 per unit based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 2.25% lower for Compass 3 - Level 2.
^^ The account's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.010 per unit based on units outstanding on the day the proceeds were recorded.
 & From time to time the variable account may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

                                                                         GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                       COMPASS 2
                                                        -----------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004            2003          2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   25.169     $   22.125     $   18.653     $   19.378      $   19.459
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income~~~                                  $    0.872     $    0.877     $    0.861     $    0.946      $    1.144
  Expenses                                                  (0.633)        (0.584)        (0.486)        (0.500)         (0.471)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment income~~                             $    0.239     $    0.293     $    0.375     $    0.446      $    0.673
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            1.832          2.751          3.097         (1.171)         (0.754)
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    2.071     $    3.044     $    3.472     $   (0.725)     $   (0.081)
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   27.240     $   25.169     $   22.125     $   18.653      $   19.378
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return++&                                             8.23%         13.76%         18.61%         (3.74)%
Ratios (to average net assets)~~:
  Expenses#                                                   2.50%          2.47%          2.50%          1.28%+          1.25%+
  Net investment income~~~                                    0.94%          1.23%          1.73%          2.23%+          3.50%+
Portfolio turnover                                             128%           130%           126%            72%            130%
Number of units outstanding at end of period
  (000 Omitted)                                                128            161            160            134             167

  ~~ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, exclusive of mortality and expense risk fees;
     in excess of 1.25% of average daily net
     assets. To the extent actual expenses were over this limitation net investment income per unit and the ratios would have been:

Net investment income~~~                                $    0.196     $       --     $    0.364**   $    0.470      $       --
Ratios (to average net assets)
  Expenses#                                                   2.67%            --           2.44%          1.39%+            --
  Net investment income~~~                                    0.77%            --           1.79%          2.12%+            --

                                                                            GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                        COMPASS 3
                                                        -----------------------------------------------------------------------
                                                                                 YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   24.578     $   21.638     $   18.269     $   19.007      $   19.115
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income~~~                                  $    0.883     $    0.869     $    0.846     $    1.063      $    1.103
  Expenses                                                  (0.662)        (0.600)        (0.511)        (0.579)         (0.480)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment income~~                             $    0.221     $    0.269     $    0.335     $    0.484      $    0.623
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            1.762          2.671          3.034         (1.222)         (0.731)
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    1.983     $    2.940     $    3.369     $   (0.738)     $   (0.108)
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   26.561     $   24.578     $   21.638     $   18.269      $   19.007
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return++&                                             8.07%         13.59%         18.44%         (3.88)%            --
Ratios (to average net assets)~~:
  Expenses#                                                   2.65%          2.62%          2.65%          1.28%+          1.25%+
  Net investment income~~~                                    0.85%          1.15%          1.77%          2.23%+          3.50%+
Portfolio turnover                                             128%           130%           126%            72%            130%
Number of units outstanding at end of period
  (000 Omitted)                                                 28             41             58             68             108

  ~~ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, exclusive of mortality and expense risk fees;
     in excess of 1.25% of average daily net
     assets. To the extent actual expenses were over this limitation net investment income per unit and the ratios would have been:

Net investment income~~~                                $    0.177     $       --     $    0.329**   $    0.500      $       --
Ratios (to average net assets)
  Expenses#                                                   2.82%            --           2.56%          1.39%+            --
  Net investment income~~~                                    0.68%            --           1.87%          2.12%+            --

~~~ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit by $0.080 and $0.080, respectively, increase net realized and unrealized gains and losses per unit by $0.080 and $0.080, respectively, and decrease the ratio of net investment income to average net assets by 0.41% and 0.41%, respectively. Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 * Per unit data are based on the average number of units outstanding during each year.
** The 2002 net investment income amounts previously reported as $0.850 and $0.840 for Compass 2 and Compass 3, respectively, have been revised to reflect net investment income rather than investment income.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.
 & From time to time the variable account may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

                                                                         GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                COMPASS 3 - LEVEL 2
                                                        -----------------------------------------------------------------------
                                                                              YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   14.396     $   12.655     $   10.669     $   11.083      $   11.130
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income~~~                                  $    0.497     $    0.494     $    0.499     $    0.520      $    0.654
  Expenses                                                  (0.361)        (0.331)        (0.281)        (0.274)         (0.270)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment income~~                             $    0.136     $    0.163     $    0.218     $    0.246      $    0.384
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            1.048          1.578          1.768         (0.660)         (0.431)
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    1.184     $    1.741     $    1.986     $   (0.414)     $   (0.047)
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   15.580     $   14.396     $   12.655     $   10.669      $   11.083
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return++&                                             8.23%         13.76%         18.61%         (3.74)%
Ratios (to average net assets)~~:
  Expenses#                                                   2.50%          2.47%          2.50%          1.28%+          1.25%+
  Net investment income~~~                                    0.94%          1.21%          1.70%          2.23%+          3.50%+
Portfolio turnover                                             128%           130%           126%            72%            130%
Number of units outstanding at end of period
  (000 Omitted)                                                500            559            568            574             619

  ~~ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, exclusive of mortality and expense risk fees;
     in excess of 1.25% of average daily net
     assets. To the extent actual expenses were over this limitation net investment income per unit and the ratios would have been:

Net investment income~~~                                $    0.111     $       --     $    0.209**   $    0.260      $       --
Ratios (to average net assets):
  Expenses#                                                   2.67%            --           2.42%          1.40%+            --
  Net investment income~~~                                    0.77%            --           1.78%          2.12%+            --

~~~ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit by $0.040, increase net realized and unrealized gains and losses per unit by $0.040, and decrease the ratio of net investment income to average net assets by 0.41%. Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Per unit data are based on the average number of units outstanding during each year.
 ** The 2002 net investment income amount previously reported as $0.490 has been revised to reflect net investment income rather than investment income.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ The total return does not reflect load fees in conjunction with the redemption of units.
  #  Ratios do not reflect reductions from fees paid indirectly.
  & From time to time the variable account may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

                                                                         GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                       COMPASS 2
                                                        -----------------------------------------------------------------------
                                                                                YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   36.470     $   36.124     $   33.448     $   31.520      $   28.523
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income~~~                                  $    1.834     $    1.482     $    1.862     $    2.183      $    2.169
  Expenses                                                  (0.726)        (0.711)        (0.677)        (0.661)         (0.572)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment income                               $    1.108     $    0.771     $    1.185     $    1.522      $    1.597
  Net realized and unrealized gain (loss)
    on investments                                          (0.240)        (0.425)         1.491          0.406           1.400
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    0.868     $    0.346     $    2.676     $    1.928      $    2.997
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   37.338     $   36.470     $   36.124     $   33.448      $   31.520
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return++&                                             2.38%          0.96%          8.00%          6.12%             --
Ratios (to average net assets):
  Expenses#                                                   1.97%          1.95%          1.94%          0.66%+          0.64%+
  Net investment income~~~                                    2.96%          2.08%          3.19%          4.42%+          5.28%+
Portfolio turnover                                              89%           138%           139%            89%             51%
Number of units outstanding at end of period
  (000 Omitted)                                              2,125          2,447          2,759          3,043           3,210

                                                                         GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                       COMPASS 3
                                                        -----------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   25.501     $   25.284     $   23.434     $   22.105      $   20.023
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income~~~                                  $    1.244     $    1.045     $    1.300     $    1.590      $    1.476
  Expenses                                                  (0.525)        (0.514)        (0.495)        (0.510)         (0.412)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment income                               $    0.719     $    0.531     $    0.805     $    1.080      $    1.064
  Net realized and unrealized gain (loss)
    on investments                                          (0.138)        (0.314)         1.045          0.249           1.018
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    0.581     $    0.217     $    1.850     $    1.329      $    2.082
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   26.082     $   25.501     $   25.284     $   23.434      $   22.105
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return++&                                             2.28%          0.86%          7.89%          6.01%             --
Ratios (to average net assets):
  Expenses#                                                   2.07%          2.05%          2.04%          0.66%+          0.64%+
  Net investment income~~~                                    2.82%          2.08%          3.36%          4.42%+          5.28%+
Portfolio turnover                                              89%           138%           139%            89%             51%
Number of units outstanding at end of period
(000 Omitted)                                                  100            147            205            254             398

~~~ As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit by $0.06, $0.04 and $0.03, respectively, increase net realized and unrealized gains and losses per unit by $0.06, $0.04 and $0.03, respectively, and decrease the ratio of net investment income to average net assets by 0.19%, 0.19% and 0.19%, respectively. Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ The total return does not reflect load fees in conjunction with the redemption of units
  #  Ratios do not reflect reductions from fees paid indirectly.
  & From time to time the variable account may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

                                                                          GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                  COMPASS 3 - LEVEL 2
                                                        -----------------------------------------------------------------------
                                                                                YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   14.912     $   14.763     $   13.663     $   12.868      $   11.639
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income~~~                                  $    0.742     $    0.597     $    0.732     $    0.826      $    0.876
  Expenses                                                  (0.289)        (0.282)        (0.267)        (0.248)         (0.228)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment income                               $    0.453     $    0.315     $    0.465     $    0.578      $    0.648
  Net realized and unrealized gain (loss)
    on investments                                          (0.091)        (0.166)         0.635          0.217           0.581
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    0.362     $    0.149     $    1.100     $    0.795      $    1.229
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   15.274     $   14.912     $   14.763     $   13.663      $   12.868
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return++&                                             2.43%          1.01%          8.05%          6.17%             --
Ratios (to average net assets):
  Expenses#                                                   1.92%          1.90%          1.89%          0.66%+          0.64%+
  Net investment income~~~                                    2.99%          2.10%          3.17%          4.42%+          5.28%+
Portfolio turnover                                              89%           138%           139%            89%             51%
Number of units outstanding at end of period
(000 Omitted)                                                1,377          1,562          1,692          1,617           1,542

~~~ As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit by $0.06, $0.04 and $0.03, respectively, increase net realized and unrealized gains and losses per unit by $0.06, $0.04 and $0.03, respectively, and decrease the ratio of net investment income to average net assets by 0.19%, 0.19% and 0.19%, respectively. Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ The total return does not reflect load fees in conjunction with the redemption of units
  #  Ratios do not reflect reductions from fees paid indirectly.
  & From time to time the variable account may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

                                                                             HIGH YIELD VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                      COMPASS 2
                                                        -----------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   34.056     $   28.505     $   28.969     $   29.882      $   33.630
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income~~~                                  $    2.857     $    2.769     $    3.015     $    3.684      $    3.786
  Expenses                                                  (0.770)        (0.689)        (0.617)        (0.699)         (0.725)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment income                               $    2.087     $    2.080     $    2.398     $    2.985      $    3.061
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         0.526          3.471         (2.862)        (3.898)         (6.809)
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    2.613     $    5.551     $   (0.464)    $   (0.913)     $   (3.748)
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   36.669     $   34.056     $   28.505     $   28.969      $   29.882
                                                        ==========     ==========     ==========     ==========      ==========
  Total return++&                                             7.67%         19.47%         (1.60)%        (3.05)%            --
Ratios (to average net assets)
  Expenses#                                                   2.21%          2.20%          2.18%          0.90%+          0.89%+
  Net investment income~~~                                    5.91%          6.53%          7.84%          9.16%+          9.00%+
Portfolio turnover                                              81%           164%           172%           103%            109%
Number of units outstanding at end of period
  (000 Omitted)                                              1,601          1,827          2,069          2,328           2,677

                                                                            HIGH YIELD VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                      COMPASS 3
                                                        -----------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001           2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                  $   25.048     $   20.986     $   21.349     $   22.043      $   24.832
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income~~~                                  $    2.021     $    1.964     $    2.141     $    3.188      $    2.730
  Expenses                                                  (0.576)        (0.514)        (0.469)        (0.643)         (0.557)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment income                               $    1.445     $    1.450     $    1.672     $    2.545      $    2.173
  Net realized and unrealized gain (loss)
    on investments and foreign currency                      0.450          2.612         (2.035)        (3.239)         (4.962)
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    1.895     $    4.062     $   (0.363)    $   (0.694)     $   (2.789)
  Unit value:
                                                        ----------     ----------     ----------     ----------      ----------
  Net asset value -- end of period                      $   26.943     $   25.048     $   20.986     $   21.349      $   22.043
                                                        ==========     ==========     ==========     ==========      ==========
  Total return++&                                             7.57%         19.35%         (1.70)%        (3.15)%            --
Ratios (to average net assets)
  Expenses#                                                   2.31%          2.30%          2.28%          0.90%+          0.89%+
  Net investment income~~~                                    5.75%          6.41%          8.45%          9.16%+          9.00%+
Portfolio turnover                                              81%           164%           172%           103%            109%
Number of units outstanding at end of period
  (000 Omitted)                                                 67            115            178            231             297

~~~ As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $0.02, increase net realized and unrealized gains and losses per unit by $0.02, and decrease the ratio of net investment income to average net assets by 0.06%. Per unit, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ The total return does not reflect load fees in conjunction with the redemption of units.
  #  Ratios do not reflect reductions from fees paid indirectly.
  & From time to time the variable account may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

                                                                              HIGH YIELD VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                  COMPASS 3 - LEVEL 2
                                                        -----------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   13.386     $   11.199     $   11.376     $   11.728      $   13.193
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income~~~                                  $    1.019     $    1.161     $    1.220     $    0.784      $    1.527
  Expenses                                                  (0.275)        (0.286)        (0.257)        (0.151)         (0.290)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment income                               $    0.744     $    0.875     $    0.963     $    0.633      $    1.237
  Net realized and unrealized gain (loss)
    on investments and foreign currency                      0.291          1.312         (1.140)        (0.985)         (2.702)
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    1.035     $    2.187     $   (0.177)    $   (0.352)     $   (1.465)
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   14.421     $   13.386     $   11.199     $   11.376      $   11.728
                                                        ==========     ==========     ==========     ==========      ==========
  Total return++&                                             7.73%         19.53%         (1.55)%        (3.01)%            --
Ratios (to average net assets)
  Expenses#                                                   2.16%          2.15%          2.13%          0.90%+          0.89%+
  Net investment income~~~                                    5.77%          6.57%          6.08%          9.16%+          9.00%+
Portfolio turnover                                              81%           164%           172%           103%            109%
Number of units outstanding at end of period
  (000 Omitted)                                                971          2,631          2,684          1,131           2,619

~~~ As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit and increase net realized and unrealized gains and losses per unit. The impact of this change calculates to less than $0.01 per unit. In addition, the ratio of net investment income to average net assets decreased by 0.06%. Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ The total return does not reflect load fees in conjunction with the redemption of units.
  #  Ratios do not reflect reductions from fees paid indirectly.
  & From time to time the variable account may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

                                                                            MANAGED SECTORS VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                       COMPASS 2
                                                        -----------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   41.525     $   33.716     $   46.116     $   72.313**    $   92.865
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income                                     $    0.549     $    0.333     $    0.270     $    0.465      $    0.633
  Expenses                                                  (0.894)        (0.788)        (0.810)        (1.179)         (1.817)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment loss                                 $   (0.345)    $   (0.455)    $   (0.540)    $   (0.714)     $   (1.184)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            2.528          8.264        (11.860)       (25.483)        (19.368)
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    2.183     $    7.809     $  (12.400)    $  (26.197)     $  (20.552)
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   43.708     $   41.525     $   33.716     $   46.116      $   72.313**
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return++&                                             5.26%^^       23.16%^       (26.89)%       (36.23)%            --
Ratios (to average net assets):
  Expenses#                                                   2.17%          2.12%          2.10%          0.88%+          0.83%+
  Net investment loss                                        (0.83)%        (1.22)%        (1.45)%        (1.32)%+        (1.39)%+
Portfolio turnover                                              93%            80%           264%           295%            447%
Number of units outstanding at end of period
  (000 Omitted)                                                345            409            455            573             697

                                                                           MANAGED SECTORS VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                      COMPASS 3
                                                        -----------------------------------------------------------------------
                                                                                YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   40.837     $   33.207     $   45.487     $   71.434      $   91.870
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income                                     $    0.515     $    0.321     $    0.251     $    0.487      $    0.602
  Expenses                                                  (0.933)        (0.817)        (0.852)        (1.297)         (1.908)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment loss                                 $   (0.418)    $   (0.496)    $   (0.601)    $   (0.810)     $   (1.306)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            2.501          8.126        (11.679)       (25.137)        (19.130)
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    2.083     $    7.630     $  (12.280)    $  (25.947)     $  (20.436)
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   42.920     $   40.837     $   33.207     $   45.487      $   71.434
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return++&                                             5.10%^^       22.98%^       (27.00)%       (36.32)%            --
Ratios (to average net assets):
  Expenses#                                                   2.32%          2.27%          2.25%          0.88%+          0.83%+
  Net investment loss                                        (1.03)%        (1.37)%        (1.56)%        (1.32)%+        (1.39)%+
Portfolio turnover                                              93%            80%           264%           295%            447%
Number of units outstanding at end of period
  (000 Omitted)                                                141            202            296            390             576

 * Per unit data are based on the average number of units outstanding during each year.
** The per unit net asset value has been restated to a rounded third decimal place where previously the amount was truncated.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjuction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.
 ^ The account's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.083 and $0.081 per unit for Compass 2 and Compass 3, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the variable accounts' ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 0.24% and 0.25% lower for Compass 2 and Compass 3, respectively.
^^ The account's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.041 and $0.040 and per unit for Compass 2 and Compass 3, respectively, based on units outstanding on the day the proceeds were recorded.
 & From time to time the variable account may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

                                                                             MANAGED SECTORS VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                   COMPASS 3 - LEVEL 2
                                                        -----------------------------------------------------------------------
                                                                                YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   13.215     $   10.730     $   14.676     $   23.014      $   29.554
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income                                     $    0.177     $    0.106     $    0.083     $    0.136      $    0.201
  Expenses                                                  (0.285)        (0.252)        (0.259)        (0.350)         (0.578)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment loss                                 $   (0.108)    $   (0.146)    $   (0.176)    $   (0.214)     $   (0.377)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            0.803          2.631         (3.770)        (8.124)         (6.163)
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    0.695     $    2.485     $   (3.946)    $   (8.338)     $   (6.540)
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   13.910     $   13.215     $   10.730     $   14.676      $   23.014
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return ++&                                            5.26%^^       23.16%^       (26.89)%       (36.23)%            --
Ratios (to average net assets):
  Expenses#                                                   2.17%          2.12%          2.10%          0.88%+          0.83%+
  Net investment loss                                        (0.82)%        (1.22)%        (1.46)%        (1.32)%+        (1.39)%+
Portfolio turnover                                              93%            80%           264%           295%            447%
Number of units outstanding at end of period
  (000 Omitted)                                              3,020          3,228          3,173          3,559           3,548

 * Per unit data are based on the average number of units outstanding during each year.
 +   Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjuction with the redemption of units.
 #   Ratios do not reflect reductions from fees paid indirectly.
 ^ The account's net asset value and total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.026 per unit based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the variable accounts' ending net asset value per unit, total return per unit value for the year ended December 31, 2003 would have been 0.24% lower for Compass 3 -- Level 2.
^^ The account's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual resulted in an increase in the net asset value of $0.013 per unit based on units outstanding on the day the proceeds were recorded.
 & From time to time the variable account may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

             See notes to financial statements.

                                                                             MONEY MARKET VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                      COMPASS 2
                                                         -----------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   20.188     $   20.322     $   20.341     $   19.862      $   18.997
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income                                     $    0.281     $    0.247     $    0.382     $    0.950      $    1.232
  Expenses                                                  (0.396)        (0.381)        (0.401)        (0.471)         (0.367)
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $   (0.115)    $   (0.134)    $   (0.019)    $    0.479      $    0.865
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   20.073     $   20.188     $   20.322     $   20.341      $   19.862
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return++                                             (0.57)%        (0.66)%        (0.09)%         2.41%             --
Ratios (to average net assets):
  Expenses#                                                   1.96%          1.87%          1.96%          0.65%+          0.60%+
  Net investment income (loss)                               (0.56)%        (0.63)%        (0.12)%         2.51%+          4.45%+
Number of units outstanding at end of period
  (000 Omitted)                                              1,009          1,172          1,626          1,986           3,304

                                                                             MONEY MARKET VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                      COMPASS 3
                                                        -----------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   16.553     $   16.680     $   16.712     $   16.334      $   15.638
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income                                     $    0.229     $    0.198     $    0.318     $    0.784      $    1.002
  Expenses                                              $   (0.339)        (0.325)        (0.350)        (0.406)         (0.306)
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $   (0.110)    $   (0.127)    $   (0.032)    $    0.378      $    0.696
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   16.443     $   16.553     $   16.680     $   16.712      $   16.334
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return++                                             (0.67)%        (0.76)%        (0.19)%         2.31%             --
Ratios (to average net assets):
  Expenses#                                                   2.06%          1.97%          2.06%          0.65%+          0.60%+
  Net investment income (loss)                               (0.71)%        (0.74)%        (0.14)%         2.51%+          4.45%+
Number of units outstanding at end of period
  (000 Omitted)                                                 97            155            186            222             468

                                                                             MONEY MARKET VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                 COMPASS 3 - LEVEL 2
                                                        -----------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   12.390     $   12.466     $   12.472     $   12.172      $   11.636
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income                                     $    0.181     $    0.131     $    0.223     $    0.710      $    0.747
  Expenses                                                  (0.245)        (0.207)        (0.229)        (0.410)         (0.211)
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $   (0.064)    $   (0.076)    $   (0.006)    $    0.300      $    0.536
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   12.326     $   12.390     $   12.466     $   12.472      $   12.172
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return++                                             (0.52)%        (0.61)%        (0.04)%         2.46%             --
Ratios (to average net assets):
  Expenses#                                                   1.91%          1.82%          1.91%          0.65%+          0.60%+
  Net investment income (loss)                               (0.48)%        (0.61)%        (0.01)%         2.51%+          4.45%+
Number of units outstanding at end of period
  (000 Omitted)                                              2,259            896          1,113          2,835           1,562

* Per unit data are based on the average number of units outstanding during each year.
+    Excluding mortality and expense risk charges and distribution expense charges.
++ The total return does not reflect load fees in conjunction with the redemption of units.
#    Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                           TOTAL RETURN VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                      COMPASS 2
                                                        -----------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   41.571     $   35.950     $   38.562     $   39.126      $   33.728
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income~~~                                  $    1.450     $    1.237     $    1.407     $    1.513      $    1.464
  Expenses                                                  (0.905)        (0.800)        (0.777)        (0.830)         (0.727)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment income                               $    0.545     $    0.437     $    0.630     $    0.683      $    0.737
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            3.613          5.184         (3.242)        (1.247)          4.661
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    4.158     $    5.621     $   (2.612)    $   (0.564)     $    5.398
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   45.729     $   41.571     $   35.950     $   38.562      $   39.126
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return++&                                            10.00%^^       15.64%         (6.77)%        (1.44)%            --
Ratios (to average net assets):
  Expenses#                                                   2.11%          2.10%          2.08%          0.85%+          0.83%+
  Net investment income ~~~                                   1.25%          1.13%          1.43%          1.67%+          2.02%+
Portfolio turnover                                              64%            62%            76%           104%            105%
Number of units outstanding at end of period
  (000 Omitted)                                              1,511          1,688          1,871          2,080           2,240

                                                                            TOTAL RETURN VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                      COMPASS 3
                                                        -----------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   40.597     $   35.160     $   37.771     $   38.380**    $   33.134
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income~~~                                  $    1.375     $    1.200     $    1.360     $    1.599      $    1.395
  Expenses                                                  (0.929)        (0.823)        (0.804)        (0.939)         (0.749)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment income                               $    0.446     $    0.377     $    0.556     $    0.660      $    0.646
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            3.549          5.060         (3.167)        (1.269)          4.600
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    3.995     $    5.437     $   (2.611)    $   (0.609)     $    5.246
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   44.592     $   40.597     $   35.160     $   37.771      $   38.380**
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return++&                                             9.84%^^       15.46%         (6.91)%        (1.59)%            --
Ratios (to average net assets):
  Expenses#                                                   2.26%          2.25%          2.23%          0.85%+          0.83%+
  Net investment income ~~~                                   1.07%          1.01%          1.61%          1.67+           2.02%+
Portfolio turnover                                              64%            62%            76%           104%            105%
Number of units outstanding at end of period
  (000 Omitted)                                                315            453            634            838           1,253

~~~ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit by $0.020 and $0.020, increase net realized and unrealized gains and losses per unit by $0.020 and $0.020, respectively, and decrease the ratio of net investment income to average net assets by 0.05% and 0.05% respectively. Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Per unit data are based on the average number of units outstanding during each year.
 ** The per unit net asset value has been restated to a rounded third decimal place where previously the amount was truncated.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ The total return does not reflect load fees in conjuction with the redemption of units.
  #  Ratios do not reflect reductions from fees paid indirectly.
 ^^ The account's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
  & From time to time the variable account may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

                                                                            TOTAL RETURN VARIABLE ACCOUNT
                                                        -----------------------------------------------------------------------
                                                                                 COMPASS 3 - LEVEL 2
                                                        -----------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                           2004           2003           2002           2001            2000
                                                        ----------     ----------     ----------     ----------      ----------
Per unit data:*
  Net asset value -- beginning of period                $   19.599     $   16.949     $   18.180     $   18.446**    $   15.901
                                                        ----------     ----------     ----------     ----------      ----------
  Investment income~~~                                  $    0.676     $    0.575     $    0.658     $    0.687      $    0.683
  Expenses                                                  (0.425)        (0.376)        (0.367)        (0.382)         (0.343)
                                                        ----------     ----------     ----------     ----------      ----------
    Net investment income                               $    0.251     $    0.199     $    0.291     $    0.305      $    0.340
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            1.709          2.451         (1.522)        (0.571)          2.205
                                                        ----------     ----------     ----------     ----------      ----------
  Change in unit value                                  $    1.960     $    2.650     $   (1.231)    $   (0.266)     $    2.545
                                                        ----------     ----------     ----------     ----------      ----------
  Unit value:
  Net asset value -- end of period                      $   21.559     $   19.599     $   16.949     $   18.180      $   18.446**
                                                        ==========     ==========     ==========     ==========      ==========
  Total Return++&                                            10.00%^^       15.64%         (6.77)%        (1.44)%            --
Ratios (to average net assets):
  Expenses#                                                   2.11%          2.10%          2.08%          0.85%+          0.83%+
  Net investment income ~~~                                   1.24%          1.11%          1.55%          1.67%+          2.02%+
Portfolio turnover                                              64%            62%            76%           104%            105%
Number of units outstanding at end of period                 5,646          5,946          6,236          6,537           6,382
  (000 Omitted)

~~~ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per unit by $0.010, increase net realized and unrealized gains and losses per unit by $0.010 and decrease the ratio of net investment income to average net assets by 0.05% Per unit, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Per unit data are based on the average number of units outstanding during each year.
 ** The per unit net asset value has been restated to a rounded third decimal place where previously the amount was truncated.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ++ The total return does not reflect load fees in conjuction with the redemption of units.
  #  Ratios do not reflect reductions from fees paid indirectly.
 ^^ The account's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
  & From time to time the variable account may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, and Total Return Variable Account (the variable account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies, and Global Governments Variable Account, High Yield Variable Account, and Managed Sectors Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The High Yield Variable Account can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The Capital Appreciation Variable Account, Global Governments Variable Account, High Yield Variable Account, Managed Sectors Variable Account, and Total Return Variable Account can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the variable accounts' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Bonds and other fixed income securities (other than short-term obligations) in the variable accounts' portfolios are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Foreign currency options are valued by Massachusetts Financial Services Company (MFS) using an external pricing model approved by the Board of Managers that uses market data from an independent pricing source. Futures contracts are valued at the settlement price as reported by an independent pricing service on the primary exchange on which they are traded. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing source. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the variable accounts' portfolios are valued at amortized cost, which constitutes market value as determined by the Board of Managers. Money market instruments are valued at amortized cost, which the Board of Managers have determined in good faith approximates market value. The variable accounts' use of amortized cost is subject to the variable accounts' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Managers. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the variable accounts calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the variable accounts may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the variable accounts' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

Repurchase Agreements - Certain variable accounts may enter into repurchase agreements with institutions that the variable accounts' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The variable accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the variable accounts to obtain those securities in the event of a default under the repurchase agreement. The variable accounts monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the variable accounts under each such repurchase agreement. The variable accounts, along with other affiliated entities of MFS, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based continuedupon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - Certain variable accounts may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the variable accounts realize a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss.

When a written put option is exercised, the premium reduces the cost basis of the security purchased by the variable account. The variable accounts, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the variable accounts' management on the direction of interest rates.

Futures Contracts - Certain variable accounts may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the variable account is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the variable account each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the variable account. The variable accounts' investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the variable account has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or securities prices move unexpectedly, the variable account may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Certain variable accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The variable accounts may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the variable accounts may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The variable accounts may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the variable accounts may enter into contracts with the intent of changing the relative exposure of the variable accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Dollar Roll Transactions - The Government Securities Variable Account may enter into dollar roll transactions, with respect to mortgage backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the variable account sells mortgage backed securities to financial institutions and simultaneously agrees to repurchase substantially similar (same type, coupon, and maturity) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the variable account will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the variable accounts' total return. The variable account accounts for dollar roll transactions as purchases and sales. If certain criteria are met these dollar roll transactions may be considered a financing transaction whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. For the Money Market Variable Account, all premium and discount is amortized and accreted for financial statement purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The following variable accounts were participants in a class-action lawsuit against Cendant Corporation. On March 26, 2003 these variable accounts received a partial cash settlement recorded as a realized gain on investment transactions. The partial proceeds from the non-recurring litigation settlement resulted in an increase in net asset value per unit based on the units outstanding on the day proceeds were received.

                                                                  CAPITAL           MANAGED
                                                                APPRECIATION        SECTORS
                                                                  VARIABLE          VARIABLE
                                                                   ACCOUNT          ACCOUNT
----------------------------------------------------------------------------------------------
Cash Settlement                                                $    6,006,689   $      140,332
Increase in net asset value per unit
   Compass 2 Contracts                                         $        0.900   $        0.083
   Compass 3 Contracts                                         $        0.594   $        0.081
   Compass 3 -- Level 2 Contracts                              $        0.247   $        0.026

Excluding the effect of these payments from the variable accounts' ending net asset value per unit, total return for the year ended December 31, 2003 would have been lower by:

                                                                  CAPITAL          MANAGED
                                                                APPRECIATION       SECTORS
                                                                  VARIABLE        VARIABLE
                                                                  ACCOUNT          ACCOUNT
----------------------------------------------------------------------------------------------
   Compass 2 Contracts                                               2.24%           0.24%
   Compass 3 Contracts                                               2.24%           0.25%
   Compass 3 -- Level 2 Contracts                                    2.25%           0.24%

The variable accounts may receive proceeds from the settlement of class action lawsuits involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the statement of operations, or in unrealized gain/loss if the security is still held by the variable accounts. The Capital Appreciation Variable Account was a participant in a class action lawsuit against Cendant Corporation. On March 19, 2004, the variable account received a cash settlement in the amount of $622,626.

Certain variable accounts may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The variable accounts hold, and maintain until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the variable accounts may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the variable accounts' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Certain variable accounts may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The variable accounts' custody fees are reduced according to an arrangement that measures the value of cash deposited with the custodian by the variable accounts. During the year ended December 31, 2004, each variable accounts' custodian fee was reduced under this arrangement. The variable accounts have entered into a commission recapture agreement, under which certain brokers will credit the variable accounts a portion of the commissions generated, to offset certain expenses of the variable accounts. For the year ended December 31, 2004, the variable accounts' miscellaneous expenses were reduced under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                       CAPITAL       GLOBAL      GOVERNMENT      HIGH         MANAGED        MONEY         TOTAL
                                    APPRECIATION  GOVERNMENTS    SECURITIES      YIELD        SECTORS        MARKET        RETURN
                                      VARIABLE      VARIABLE      VARIABLE      VARIABLE      VARIABLE      VARIABLE      VARIABLE
                                      ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
    -------------------------------------------------------------------------------------------------------------------------------
    Balance credits                  $      (77)   $     (127)   $     (849)   $   (1,946)    $      --    $      (67)   $     (353)
    Commission recapture credits         (4,905)           --            --           (14)       (1,239)           --        (1,065)
                                     ----------    ----------    ----------    ----------     ---------    ----------    ----------

Federal Income Taxes - The variable accounts are funding vehicles for individual variable annuities. The operations of the variable accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the variable accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

(3) CONTRACT CHARGES
The Sponsor makes a deduction from the variable accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each variable account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, Managed Sectors Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the variable accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the variable accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) ANNUITY RESERVES
Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates between February 1, 1987 and December 31, 1998 have been calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 1999 have been calculated using the Annuity Mortality 2000 table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) TRANSACTIONS WITH AFFILIATES
Investment Adviser - Each variable account has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rate based on a percentage of each variable account's average daily net assets as follows:

                                                     ANNUAL RATE OF MANAGEMENT FEE     ANNUAL RATE OF MANAGEMENT FEE
                                                            BASED ON AVERAGE                BASED ON AVERAGE
                                                            DAILY NET ASSETS                DAILY NET ASSETS
                                                       NOT EXCEEDING $300 MILLION         IN EXCESS OF $300 MILLION
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                              0.75%                            0.675%
Global Governments Variable Account                                0.75%                            0.675%
Government Securities Variable Account                             0.55%                            0.495%
High Yield Variable Account                                        0.75%                            0.675%
Managed Sectors Variable Account                                   0.75%                            0.675%
Total Return Variable Account                                      0.75%                            0.675%

The management fee for the Money Market Variable Account is 0.50% of the first $500 million of average daily net assets. The management fee is reduced to 0.45% of the average daily net assets in excess of $500 million.

The agreement also provides that the Investment Adviser will pay certain variable account expenses in excess of 1.25% of the average daily net assets of each variable account for any calendar year. Each variable account pays compensation to its Independent Managers in the form of a retainer, attendance fees, and additional compensation to the Board chairperson and pays no compensation directly to its officers or members of the Board of Managers who are affiliated with the Investment Advisor or the Sponsor. Certain officers and Managers of the variable accounts are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

These variable accounts and certain other MFS funds (the "funds") have entered into a services agreement (the "Agreement") which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. MFS has agreed to provide office space and other administrative support and supplies to the ICCO. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

The variable accounts' investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. On July 28, 2004, certain variable accounts accrued an estimate of the amount to be received pursuant to this matter, which resulted in an increase in net asset value per unit based on the units outstanding on the day the proceeds were recorded.

                                                                  CAPITAL           MANAGED
                                                                APPRECIATION        SECTORS
                                                                  VARIABLE          VARIABLE
                                                                  ACCOUNT           ACCOUNT
----------------------------------------------------------------------------------------------
Cash Settlement                                                $      227,161   $       63,230
Increase in net asset value per unit
   Compass 2 Contracts                                         $        0.039   $        0.041
   Compass 3 Contracts                                         $        0.026   $        0.040
   Compass 3 -- Level 2 Contracts                              $        0.010   $        0.013

Administrator - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the variable accounts and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Managers. Each variable account is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the variable accounts paid MFS an administrative fee up to the following annual percentage rates of the variable accounts' average daily net assets:

          First $2 billion                                     0.0175%
          Next $2.5 billion                                    0.0130%
          Next $2.5 billion                                    0.0005%
          In excess of $7 billion                              0.0000%

Effective April 1, 2004, the variable accounts paid MFS an administrative fee up to the following annual percentage rates of the variable accounts' average daily net assets:

          First $2 billion                                     0.01120%
          Next $2.5 billion                                    0.00832%
          Next $2.5 billion                                    0.00032%
          In excess of $7 billion                              0.00000%

For the year ended December 31, 2004, the variable accounts paid MFS the following to partially reimburse MFS for the costs of providing administrative services.

                                        CAPITAL      GLOBAL      GOVERNMENT       HIGH        MANAGED        MONEY         TOTAL
                                    APPRECIATION   GOVERNMENTS   SECURITIES      YIELD        SECTORS        MARKET        RETURN
                                       VARIABLE     VARIABLE      VARIABLE      VARIABLE      VARIABLE      VARIABLE      VARIABLE
                                        ACCOUNT     ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT
    -------------------------------------------------------------------------------------------------------------------------------
    Administrative fees              $   27,905    $    1,194    $   10,203    $    7,542    $    5,968    $    4,508    $   18,507
    Percent of average daily
      net assets                        0.00929%      0.00979%      0.00929%      0.00952%      0.00934%      0.00877%      0.00916%
                                     ----------    ----------    ----------    ----------    ----------    ----------    ----------

(6) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                       PURCHASES           SALES
------------------------------------------------------------------------------------
Capital Appreciation Variable Account                $  187,564,845   $  226,745,034
Global Governments Variable Account                      10,715,223       10,465,762
Government Securities Variable                            1,763,346          628,531
High Yield Variable Account                              62,283,305       86,841,079
Managed Sectors Variable Account                         58,656,932       67,792,188
Total Return Variable Account                            98,350,543      120,356,487

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                        PURCHASES          SALES
------------------------------------------------------------------------------------
Global Governments Variable Account                  $    3,653,228   $    4,679,787
Government Securities Variable Account                   92,739,539      103,947,731
Total Return Variable Account                            29,140,047       22,053,123

Purchases and sales of investments for Money Market Variable Account, which consist solely of short-term obligations, amounted to $2,027,279,409 and $2,009,234,000, respectively, excluding repurchase agreements.

(7) PARTICIPANT TRANSACTIONS
The changes in net assets from changes in numbers of outstanding units were as follows:

                                                                     YEAR ENDED DECEMBER 31, 2004 (OOO OMITTED)
                                        ------------------------------------------------------------------------------------------
                                                                         TRANSFERS BETWEEN                    WITHDRAWALS,
                                                                          VARIABLE ACCOUNTS                    SURRENDERS,
                                                 PURCHASE                     AND FIXED                       ANNUITIZATIONS,
                                                 PAYMENTS                   ACCUMULATION                       AND CONTRACT
                                                 RECEIVED                      ACCOUNT                           CHARGES
                                        ---------------------------   ----------------------------    ----------------------------
                                           UNITS         DOLLARS         UNITS           DOLLARS         UNITS          DOLLARS
                                        ------------   ------------   ------------    ------------    ------------    ------------
Capital Appreciation Variable Account
Compass 2 Contracts                               38   $      1,960            (30)   $     (1,561)           (504)   $    (26,042)
Compass 3 Contracts                               72          2,460           (201)         (6,881)            (79)         (2,675)
Compass 3 -- Level 2 Contracts                   190          2,700            393           5,601            (871)        (12,376)
                                                       ------------                   ------------                    ------------
                                                       $      7,120                   $     (2,841)                   $    (41,093)
                                                       ============                   ============                    ============
Global Government Variable Account

Compass 2 Contracts                                2   $         45            (16)   $       (379)            (19)   $       (487)
Compass 3 Contracts                                5            130            (15)           (380)             (3)            (78)
Compass 3 -- Level 2 Contracts                    14            200             11             155             (84)         (1,212)
                                                       ------------                   ------------                    ------------
                                                       $        375                   $       (604)                   $     (1,777)
                                                       ============                   ============                    ============
Government Securities Variable Account
Compass 2 Contracts                               21   $        777           (100)   $     (3,640)           (243)   $     (8,929)
Compass 3 Contracts                               18            461            (44)         (1,132)            (21)           (559)
Compass 3 -- Level 2 Contracts                    35            524              6              89            (226)         (3,417)
                                                       ------------                   ------------                    ------------
                                                       $      1,762                   $     (4,683)                   $    (12,905)
                                                       ============                   ============                    ============
High Yield Variable Account
Compass 2 Contracts                               11   $        378            (31)   $     (1,003)           (206)   $     (7,129)
Compass 3 Contracts                               12            301            (48)         (1,217)            (12)           (289)
Compass 3 -- Level 2 Contracts                    24            320         (1,507)        (19,904)           (177)         (2,411)
                                                       ------------                   ------------                    ------------
                                                       $        999                   $    (22,124)                   $     (9,829)
                                                       ============                   ============                    ============
Managed Sectors Variable Account
Compass 2 Contracts                                5   $        237             (5)   $       (186)            (64)   $     (2,652)
Compass 3 Contracts                               24            982            (64)         (2,603)            (21)           (848)
Compass 3 -- Level 2 Contracts                   105          1,388            160           2,136            (473)         (6,235)
                                                       ------------                   ------------                    ------------
                                                       $      2,607                   $       (653)                   $     (9,735)
                                                       ============                   ============                    ============
Money Market Variable Account
Compass 2 Contracts                               13   $        262            125    $      2,531            (301)   $     (6,058)
Compass 3 Contracts                               54            896            (78)         (1,291)            (34)           (556)
Compass 3 -- Level 2 Contracts                    34            418          1,685          20,849            (356)         (4,393)
                                                       ------------                   ------------                    ------------
                                                       $      1,576                   $     22,089                    $    (11,007)
                                                       ============                   ============                    ============
Total Return Variable Account
Compass 2 Contracts                               14   $        590             54    $      2,308            (245)   $    (10,438)
Compass 3 Contracts                               52          2,180           (136)         (5,641)            (54)         (2,231)
Compass 3 -- Level 2 Contracts                   139          2,811            379           7,650            (818)        (16,482)
                                                       ------------                   ------------                    ------------
                                                       $      5,581                   $      4,317                    $    (29,151)
                                                       ============                   ============                    ============

                                                   YEAR ENDED DECEMBER 31, 2004 (000 OMITTED)
                                        --------------------------------------------------------------
                                                     NET                   NET                NET
                                                ACCUMULATION           ANNUITIZATION       INCREASES
                                                  ACTIVITY                ACTIVITY        (DECREASE)
                                        ---------------------------   --------------    --------------
                                           UNITS         DOLLARS          DOLLARS           DOLLARS
                                        ------------   ------------   --------------    --------------
Capital Appreciation Variable Account
Compass 2 Contracts                             (496)  $    (25,643)  $         (264)   $      (25,907)
Compass 3 Contracts                             (208)        (7,096)               1            (7,095)
Compass 3 -- Level 2 Contracts                  (288)        (4,075)             (33)           (4,108)
                                                       ------------   --------------    --------------
                                                       $    (36,814)  $         (296)   $      (37,110)
                                                       ============   ==============    ==============
Global Government Variable Account

Compass 2 Contracts                              (33)  $       (821)  $           (2)   $         (823)
Compass 3 Contracts                              (13)          (328)              (3)             (331)
Compass 3 -- Level 2 Contracts                   (59)          (857)              (1)             (858)
                                                       ------------   --------------    --------------
                                                       $     (2,006)  $           (6)   $       (2,012)
                                                       ============   ==============    ==============
Government Securities Variable Account
Compass 2 Contracts                             (322)  $    (11,792)  $         (382)   $      (12,174)
Compass 3 Contracts                              (47)        (1,230)              --            (1,230)
Compass 3 -- Level 2 Contracts                  (185)        (2,804)             (31)           (2,835)
                                                       ------------   --------------    --------------
                                                       $    (15,826)  $         (413)   $      (16,239)
                                                       ============   ==============    ==============
High Yield Variable Account
Compass 2 Contracts                             (226)  $     (7,754)  $          (49)   $       (7,803)
Compass 3 Contracts                              (48)        (1,205)              (0)*          (1,205)
Compass 3 -- Level 2 Contracts                (1,660)       (21,995)              19           (21,976)
                                                       ------------   --------------    --------------
                                                       $    (30,954)  $          (30)   $      (30,984)
                                                       ============   ==============    ==============
Managed Sectors Variable Account
Compass 2 Contracts                              (64)  $     (2,601)  $          (19)   $       (2,620)
Compass 3 Contracts                              (61)        (2,469)              (7)           (2,476)
Compass 3 -- Level 2 Contracts                  (208)        (2,711)             (13)           (2,724)
                                                       ------------   --------------    --------------
                                                       $     (7,781)  $          (39)   $       (7,820)
                                                       ============   ==============    ==============
Money Market Variable Account
Compass 2 Contracts                             (163)  $     (3,265)  $           13    $       (3,252)
Compass 3 Contracts                              (58)          (951)             (10)             (961)
Compass 3 -- Level 2 Contracts                 1,363         16,874              (23)           16,851
                                                       ------------   --------------    --------------
                                                       $     12,658   $          (20)   $       12,638
                                                       ============   ==============    ==============
Total Return Variable Account
Compass 2 Contracts                             (177)  $     (7,540)  $         (149)   $       (7,689)
Compass 3 Contracts                             (138)        (5,692)             (88)           (5,780)
Compass 3 -- Level 2 Contracts                  (300)        (6,021)             (40)           (6,061)
                                                       ------------   --------------    --------------
                                                       $    (19,253)  $         (277)   $      (19,530)
                                                       ============   ==============    ==============

*Amount less than $500.

                                                                     YEAR ENDED DECEMBER 31, 2003 (OOO OMITTED)
                                        ------------------------------------------------------------------------------------------
                                                                         TRANSFERS BETWEEN                    WITHDRAWALS,
                                                                          VARIABLE ACCOUNTS                    SURRENDERS,
                                                 PURCHASE                     AND FIXED                       ANNUITIZATIONS,
                                                 PAYMENTS                   ACCUMULATION                       AND CONTRACT
                                                 RECEIVED                      ACCOUNT                           CHARGES
                                        ---------------------------   ----------------------------    ----------------------------
                                           UNITS         DOLLARS         UNITS           DOLLARS         UNITS          DOLLARS
                                        ------------   ------------   ------------    ------------    ------------    ------------
Capital Appreciation Variable Account
Compass 2 Contracts                               52   $      2,088            (57)   $     (1,996)           (476)   $    (21,416)
Compass 3 Contracts                              104          3,003           (236)         (6,888)            (59)         (1,700)
Compass 3 -- Level 2 Contracts                   205          2,276            338           4,579            (605)         (7,443)
                                                       ------------                   ------------                    ------------
                                                       $      7,367                   $     (4,305)                   $    (30,559)
                                                       ============                   ============                    ============
Global Government Variable Account
Compass 2 Contracts                                1   $         22             15    $        346             (15)   $       (365)
Compass 3 Contracts                                9            195            (19)           (422)             (7)           (165)
Compass 3 -- Level 2 Contracts                    12            140             52             697             (73)           (967)
                                                       ------------                   ------------                    ------------
                                                       $        357                   $        621                    $     (1,497)
                                                       ============                   ============                    ============
Government Securities Variable Account
Compass 2 Contracts                               25   $        845            (39)   $     (1,440)           (298)   $    (10,778)
Compass 3 Contracts                               33            816            (71)         (1,792)            (20)           (512)
Compass 3 -- Level 2 Contracts                    47            651             29             480            (206)         (3,060)
                                                       ------------                   ------------                    ------------
                                                       $      2,312                   $     (2,752)                   $    (14,350)
                                                       ============                   ============                    ============
High Yield Variable Account
Compass 2 Contracts                               17   $        475             30    $      1,123            (289)   $     (9,021)
Compass 3 Contracts                               19            413            (65)         (1,440)            (17)           (392)
Compass 3 -- Level 2 Contracts                    33            357             53           1,949            (139)         (1,735)
                                                       ------------                   ------------                    ------------
                                                       $      1,245                   $      1,632                    $    (11,148)
                                                       ============                   ============                    ============
Managed Sectors Variable Account
Compass 2 Contracts                               10   $        340              2    $        215             (58)   $     (2,163)
Compass 3 Contracts                               42          1,477           (114)         (4,104)            (22)           (789)
Compass 3 -- Level 2 Contracts                   114          1,220            294           3,720            (353)         (4,190)
                                                       ------------                   ------------                    ------------
                                                       $      3,037                   $       (169)                   $     (7,142)
                                                       ============                   ============                    ============
Money Market Variable Account
Compass 2 Contracts                               27   $        498           (138)   $     (2,740)           (343)   $     (6,957)
Compass 3 Contracts                               71          1,160            (63)         (1,035)            (39)           (635)
Compass 3 -- Level 2 Contracts                    65            782            168           2,162            (450)         (5,603)
                                                       ------------                   ------------                    ------------
                                                       $      2,440                   $     (1,613)                   $    (13,195)
                                                       ============                   ============                    ============
Total Return Variable Account
Compass 2 Contracts                               21   $        727             14    $        822            (218)   $     (8,126)
Compass 3 Contracts                               71          2,577           (208)         (7,554)            (44)         (1,622)
Compass 3 -- Level 2 Contracts                   140          2,277            396           7,328            (826)        (14,797)
                                                       ------------                   ------------                    ------------
                                                       $      5,581                   $        596                    $    (24,545)
                                                       ============                   ============                    ============

                                                   YEAR ENDED DECEMBER 31, 2003 (OOO OMITTED)
                                        --------------------------------------------------------------
                                                     NET                   NET                NET
                                                ACCUMULATION           ANNUITIZATION       INCREASES
                                                  ACTIVITY                ACTIVITY        (DECREASE)
                                        ---------------------------   ---------------   --------------
                                           UNITS         DOLLARS          DOLLARS           DOLLARS
                                        ------------   ------------   ---------------   --------------
Compass 2 Contracts                             (481)  $    (21,324)  $         (565)   $      (21,889)
Compass 3 Contracts                             (191)        (5,585)             (34)           (5,619)
Compass 3 -- Level 2 Contracts                   (62)          (588)             (24)             (612)
                                                       ------------   --------------    --------------
                                                       $    (27,497)  $         (623)   $      (28,120)
                                                       ============   ==============    ==============
Global Government Variable Account
Compass 2 Contracts                                1   $          3   $           (6)   $           (3)
Compass 3 Contracts                              (17)          (392)              (2)             (394)
Compass 3 -- Level 2 Contracts                     9           (130)              (5)             (135)
                                                       ------------   --------------    --------------
                                                       $       (519)  $          (13)   $         (532)
                                                       ============   ==============    ==============
Government Securities Variable Account
Compass 2 Contracts                             (312)  $    (11,373)  $         (377)   $      (11,750)
Compass 3 Contracts                              (58)        (1,488)              --            (1,488)
Compass 3 -- Level 2 Contracts                  (130)        (1,929)             (24)           (1,953)
                                                       ------------   --------------    --------------
                                                       $    (14,790)  $         (401)   $      (15,191)
                                                       ============   ==============    ==============
High Yield Variable Account
Compass 2 Contracts                             (242)  $     (7,423)  $         (480)   $       (7,903)
Compass 3 Contracts                              (63)        (1,419)               0*           (1,419)
Compass 3 -- Level 2 Contracts                   (53)           571               (6)              565
                                                       ------------   --------------    --------------
                                                       $     (8,271)  $         (486)   $       (8,757)
                                                       ============   ==============    ==============
Managed Sectors Variable Account
Compass 2 Contracts                              (46)  $     (1,608)  $          (23)   $       (1,631)
Compass 3 Contracts                              (94)        (3,416)              (8)           (3,424)
Compass 3 -- Level 2 Contracts                    55            750              (12)              738
                                                       ------------   --------------    --------------
                                                       $     (4,274)  $          (43)   $       (4,317)
                                                       ============   ==============    ==============
Money Market Variable Account
Compass 2 Contracts                             (454)  $     (9,199)  $         (128)   $       (9,327)
Compass 3 Contracts                              (31)          (510)             (11)             (521)
Compass 3 -- Level 2 Contracts                  (217)        (2,659)              85            (2,574)
                                                       ------------   --------------    --------------
                                                       $    (12,368)  $          (54)   $      (12,422)
                                                       ============   ==============    ==============
Total Return Variable Account
Compass 2 Contracts                             (183)  $     (6,577)  $         (462)   $       (7,039)
Compass 3 Contracts                             (181)        (6,599)            (107)           (6,706)
Compass 3 -- Level 2 Contracts                  (290)        (5,192)             143            (5,049)
                                                       ------------   --------------    --------------
                                                       $    (18,368)  $         (426)   $      (18,794)
                                                       ============   ==============    ==============

*Amount less than $500.

(8) LINE OF CREDIT
Each variable account and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each variable account, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating variable accounts at the end of each calendar quarter. The commitment fee allocated to each variable account for the year ended December 31, 2004 ranged from $102 and $2,390, and is included in miscellaneous expense. None of the variable accounts had significant borrowings during the year ended December 31, 2004.

(9) FINANCIAL INSTRUMENTS
Certain variable accounts trade financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the variable accounts have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                                     NET UNREALIZED
                                                       CONTRACTS TO      CURRENCY                       CONTRACTS     APPRECIATON
                                     SETTLEMENT DATE  DELIVER/RECEIVE  ABBREVIATIONS  IN EXCHANGE FOR    AT VALUE    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Global Governments
  Variable Account           Sales           2/10/05          250,588       AUD         $   188,207     $   195,149  $       (6,942)
                                             1/12/05          301,352       CAD             251,271         251,078             193
                                             2/14/05        1,916,862       DKK             333,078         349,198         (16,120)
                                     1/19/05-2/14/05        1,918,930       EUR           2,508,531       2,599,821         (91,290)
                                             1/12/05          254,547       GBP             468,367         487,456         (19,089)
                                              1/5/05      285,296,384       JPY           2,753,603       2,776,895         (23,292)
                                              1/3/05          357,117       NOK              58,778          58,686              92
                                             2/10/05          842,247       NZD             590,811         602,006         (11,195)
                                             2/14/05          242,007       SEK              35,012          36,359          (1,347)
                                                                                        -----------     -----------  --------------
                                                                                        $ 7,187,658     $ 7,356,648  $     (168,990)
                                                                                        ===========     ===========  ==============
                         Purchases           2/10/05          110,808       AUD         $    84,403     $    86,294  $        1,891
                                             1/12/05           71,779       CAD              60,000          59,804            (196)
                                             2/15/05           75,031       CHF              65,380          65,893             513
                                             1/26/05        1,490,431       CZK              63,157          66,489           3,332
                                             2/14/05        2,287,430       DKK             403,295         416,705          13,410
                                     1/19/05-2/14/05          960,086       EUR           1,265,818       1,300,869          35,051
                                             1/12/05           42,000       GBP              80,037          80,430             393
                                       1/5/05-3/4/05      536,077,411       JPY           5,132,391       5,228,519          96,128
                                      1/3/05-2/14/05          714,234       NOK             117,052         117,413             361
                                             1/26/05          169,120       PLN              52,558          55,834           3,276
                                             2/14/05        1,367,911       SEK             204,586         205,515             929
                                                                                        -----------     -----------  --------------
                                                                                        $ 7,528,677     $ 7,683,765  $      155,088
                                                                                        ===========     ===========  ==============

High Yield
  Variable Account           Sales   1/19/05-2/14/05        1,634,796       EUR         $ 2,117,280     $ 2,215,072  $      (97,792)
                                                                                        ===========     ===========  ==============
                         Purchases   1/19/05-2/14/05          543,050       EUR         $   708,727     $   735,699  $       26,972
                                             2/14/05           76,260       SEK              10,930          11,457             527
                                                                                        -----------     -----------  --------------
                                                                                        $   719,657     $   747,156  $       27,499
                                                                                        ===========     ===========  ==============

At December 31, 2004, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable/receivable of $3,656 with Merrill Lynch International for the Global Governments Variable Account.

See page 29 for an explanation of abbreviations used to indicate amounts show in currencies other than U.S. Dollar.

At December 31, 2004, the variable accounts had sufficient cash and/or securities to cover any commitments under these contracts.

FUTURES CONTRACTS

                                                                                                                      UNREALIZED
                                                                                                                     APPRECIATION
                                                       DESCRIPTION            EXPIRATION    CONTRACTS    POSITION   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
Government Securities Variable Account        Eurodollar                      June 2005         8         Long      $       (1,534)
                                              Eurodollar                      June 2006         8         Short              1,103
                                              U.S. Treasury Notes -- 10 Year  March 2005       33         Short            (31,608)
                                              U.S. Treasury Notes -- 2 Year   March 2005       24         Short             (6,099)
                                              U.S. Treasury Notes -- 5 Year   March 2005       14         Short             (2,592)
                                              U.S. Treasury Bonds             March 2005       12         Long             (13,941)
                                                                                                                    --------------
                                                                                                                    $      (54,671)
                                                                                                                    ==============

At December 31, 2004, the variable account had sufficient cash and/or securities to cover any commitments under these contracts.

(10) LEGAL PROCEEDINGS
On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial intermediaries who support the sale of MFS fund shares. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. The final distribution plan was approved by the SEC on January 21, 2005. It is expected that this distribution will be made by the SEC to the affected MFS funds on or around February 14, 2005.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund ("MFS retail funds") prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that they prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market retail funds. MFS' former Chief Executive Officer and former President also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. These individuals have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (IN RE MUTUAL FUNDS INVESTMENT LITIGATION (ALGER, COLUMBIA, JANUS, MFS, ONE GROUP, PUTNAM, ALLIANZ DRESDNER), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are RIGGS V. MFS ET AL., CASE NO. 04-CV-01162-JFM (direct), HAMMERSLOUGH
V. MFS ET AL., CASE NO. 04-MD-01620 (derivative) AND ANITA WALKER V. MFS ET AL., CASE NO. 1:04-CV-01758 (ERISA). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (FORSYTHE
V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv10584 (GAO) (March 25, 2004); EDDINGS V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv10764 (GAO) (April 15,
2004); MARCUS DUMOND, ET AL. V. MASSACHUSETTS FINANCIAL SERVS. CO., ET AL., No. 04cv11458 (GAO) (May 4, 2004); and KOSLOW V. SUN LIFE FINANCIAL INC., ET AL., No. 04cv11019 (GAO) (May 20, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of certain MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution (which has been accrued to the affected funds and is expected to be distributed on or around February 14, 2005) to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS FUNDS.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE PARTICIPANTS IN AND THE BOARD OF MANAGERS OF CAPITAL APPRECIATION VARIABLE ACCOUNT, GLOBAL GOVERNMENTS VARIABLE ACCOUNT, GOVERNMENT SECURITIES VARIABLE ACCOUNT, HIGH YIELD VARIABLE ACCOUNT, MANAGED SECTORS VARIABLE ACCOUNT, MONEY MARKET VARIABLE ACCOUNT AND TOTAL RETURN VARIABLE ACCOUNT AND THE BOARD OF DIRECTORS OF SUN LIFE INSURANCE COMPANY OF CANADA:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (the "Variable Accounts") as of December 31, 2004, and related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Variable Accounts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Variable Accounts as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 24, 2005

COMPASS VARIABLE ACCOUNTS
MEMBERS OF BOARDS OF MANAGERS AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Members of the Boards of Managers ("Members") and the officers of each Account, as of February 1, 2005, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Member and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                       POSITION(S) HELD      MEMBER/OFFICER           PRINCIPAL OCCUPATION DURING THE PAST
    NAME, DATE OF BIRTH                   WITH FUND            SINCE(1)              FIVE YEARS AND OTHER DIRECTORSHIPS(2)
----------------------------         --------------------   -----------------   ------------------------------------------------
INTERESTED MEMBERS

C. James Prieur(3)                          Member              July 1999       Sun Life Assurance Company of Canada, President
(born 04/21/51)                                                                 and Chief Operating Officer

David D. Horn(3)                            Member             April 1986       Private investor; Retired; Sun Life Assurance
(born 06/07/41)                                                                 Company of Canada, Former Senior Vice President
                                                                                and General Manager for the United States
                                                                                (until 1997)

INDEPENDENT MEMBERS

J. Kermit Birchfield                       Chairman             May 1997        Consultant; Century Partners, Inc.
(born 01/08/40)                                                                 (investments), Managing Director; Displaytech,
                                                                                Inc. (manufacturer of liquid crystal display
                                                                                technology), Director

Robert C. Bishop                            Member              May 2001        AutoImmune Inc. (pharmaceutical product
(born 01/13/43)                                                                 development), Chairman, President and Chief
                                                                                Executive Officer; Caliper Life Sciences Corp.
                                                                                (laboratory analytical instruments), Director;
                                                                                Millipore Corporation (purification/filtration
                                                                                products), Director; Quintiles Transnational
                                                                                Corp. (contract services to the medical
                                                                                industry), Director

Frederick H. Dulles                         Member              May 2001        Ten State Street LLP (law firm), Partner;
(born 03/12/42)                                                                 McFadden, Pilkington & Ward LLP (solicitors and
                                                                                registered foreign lawyers), Partner (until June
                                                                                2003); Jackson & Nash, LLP (law firm), Of
                                                                                Counsel (January 2000 to November 2000)

Derwyn F. Phillips                          Member             April 1986       Retired
(born 08/31/30)

----------
(1) Date first appointed to serve as Member/Trustee/Officer of an MFS/Sun Life Product. Each Member has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                       POSITION(S) HELD      MEMBER/OFFICER           PRINCIPAL OCCUPATION DURING THE PAST
    NAME, DATE OF BIRTH                   WITH FUND            SINCE(1)              FIVE YEARS AND OTHER DIRECTORSHIPS(2)
----------------------------         --------------------   -----------------   ------------------------------------------------
Ronald G. Steinhart                         Member              May 2001        Private investor; Bank One, Texas N.A., Vice
(born 06/15/40)                                                                 Chairman and Director (January 2000 to January
                                                                                2001); Bank One Corporation, Officer (until
                                                                                January 2000); Carreker Corporation (consultant
                                                                                and technology provider to financial
                                                                                institutions), Director; Prentiss Properties
                                                                                Trust (real estate investment trust), Director;
                                                                                United Auto Group, Inc. (automotive retailer),
                                                                                Director

Haviland Wright                             Member              May 2001        Hawaii Small Business Development Center, Kaua'i
(born 07/21/48)                                                                 Center, Center Director (since March 2002);
                                                                                Displaytech, Inc. (manufacturer of liquid
                                                                                crystal display technology), Chairman and Chief
                                                                                Executive Officer (until March 2002)

MEMBERS EMERITUS

Garth Marston                           Member Emeritus                         Retired
(born 04/28/26)

Samuel Adams                            Member Emeritus                         Retired
(born 10/19/25)

OFFICERS

Robert J. Manning(4)                      President          February 2004      Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                                 Executive Officer, President, Chief Investment
                                                                                Officer and Director

James R. Bordewick, Jr.(4)                Assistant          February 1997      Massachusetts Financial Services Company,
(born 03/06/59)                         Secretary and                           Senior Vice President and Associate General
                                       Assistant Clerk                          Counsel

----------
(1) Date first appointed to serve as Member/Trustee/Officer of an MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                       POSITION(S) HELD      MEMBER/OFFICER           PRINCIPAL OCCUPATION DURING THE PAST
    NAME, DATE OF BIRTH                   WITH FUND            SINCE(1)              FIVE YEARS AND OTHER DIRECTORSHIPS(2)
----------------------------         --------------------   -----------------   ------------------------------------------------
Jeffrey N. Carp(4)                      Secretary and        September 2004     Massachusetts Financial Services Company,
(born 12/1/56)                              Clerk                               Executive Vice President, General Counsel and
                                                                                Secretary (since April 2004); Hale and Dorr LLP,
                                                                                Partner (law firm) (prior to April 2004)

Stephanie A. DeSisto(4)                   Assistant             May 2003        Massachusetts Financial Services Company, Vice
(born 10/01/53)                           Treasurer                             President (since April 2003); Brown Brothers
                                                                                Harriman & Co., Senior Vice President (November
                                                                                2002 to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice President
                                                                                (prior to November 2002)

James F. DesMarais(4)                     Assistant          September 2004     Massachusetts Financial Services Company,
(born 03/09/61)                         Secretary and                           Assistant General Counsel
                                       Assistant Clerk

Richard M. Hisey(4)                       Treasurer           August 2002       Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                                 Vice President (since July 2002); The Bank of
                                                                                New York, Senior Vice President (September 2000
                                                                                to July 2002); Lexington Global Asset Managers,
                                                                                Inc., Executive Vice President and Chief
                                                                                Financial Officer (prior to September 2000);
                                                                                Lexington Funds, Chief Financial Officer (prior
                                                                                to September 2000)

Brian T. Hourihan(4)                      Assistant          September 2004     Massachusetts Financial Services Company, Vice
(born 11/11/64)                         Secretary and                           President, Senior Counsel and Assistant
                                       Assistant Clerk                          Secretary (since June 2004); Affiliated Managers
                                                                                Group, Inc., Chief Legal Officer/Centralized
                                                                                Compliance Program (January to April 2004);
                                                                                Fidelity Research & Management Company,
                                                                                Assistant General Counsel (prior to January
                                                                                2004)

Ellen Moynihan(4)                         Assistant             May 2001        Massachusetts Financial Services Company, Vice
(born 11/13/57)                           Treasurer                             President

----------
(1) Date first appointed to serve as Member/Trustee/Officer of an MFS/Sun Life Product. Each Member has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                       POSITION(S) HELD      MEMBER/OFFICER           PRINCIPAL OCCUPATION DURING THE PAST
    NAME, DATE OF BIRTH                   WITH FUND            SINCE(1)              FIVE YEARS AND OTHER DIRECTORSHIPS(2)
----------------------------         --------------------   -----------------   ------------------------------------------------
Frank L. Tarantino                    Independent Chief      September 2004     Tarantino LLC (provider of compliance services),
(born 03/07/44)                       Compliance Officer                        Principal (since June 2004); CRA Business
                                                                                Strategies Group (consulting services),
                                                                                Executive Vice President (April 2003 to June
                                                                                2004); David L. Babson & Co. (investment
                                                                                adviser), Managing Director, Chief
                                                                                Administrative Officer and Director (February
                                                                                1997 to March 2003)

James O. Yost(4)                          Assistant             May 2001        Massachusetts Financial Services Company, Senior
(born 06/12/60)                           Treasurer                             Vice President

----------
(1) Date first appointed to serve as Member/Trustee/Officer of an MFS/Sun Life Product. Each Member has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4) "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Accounts do not hold annual meetings for the purpose of electing Members, and Members are not elected for fixed terms. Each Member and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Members currently serve as Members of each Account and have served in that capacity since originally elected or appointed. All of the Members are also Trustees of the MFS/Sun Life Series Trust. The executive officers of the Compass Variable Accounts hold similar offices for the MFS/Sun Life Series Trust and other funds in the MFS fund complex. Each Member serves as a Trustee or Member of 36 Accounts/Series.

The Statement of Additional Information contains further information about the Members and is available without charge upon request by calling 1-800-752-7215.

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

PROXY VOTING POLICIES AND INFORMATION

A general description of the accounts' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the accounts voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The accounts will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The accounts' Form N-Q may be reviewed and copied at the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1 800 SEC-0330. The accounts' Form N-Q is available on the EDGAR database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

PORTFOLIO MANAGERS

Margaret Adams
William J. Adams
John F. Addeo
David A. Antonelli
David M. Calabro
James J. Calmas
Kenneth J. Enright
Steven R. Gorham
Alan Langsner
John D. Laupheimer, Jr.
Gregory Locraft
Kate Mead
Constantinos Mokas
Edward L. O'Dette
Stephen Pesek
Scott B. Richards
Michael W. Roberge
Matthew W. Ryan
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vittozzi

(C) 2005 Sun Life Financial Distributors Inc.                  COUS-ANN-2/05 30M

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Kermit Birchfield, Robert C. Bishop, Ronald G. Steinhart and Haviland Wright, members of the Audit Committee, have been determined by the Board of Managers in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. J. Kermit Birchfield, Robert C. Bishop, Ronald G. Steinhart and Haviland Wright are "independent" members of the Audit Committee as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):
The Board of Managers has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant (the "Account"). The tables below set forth the audit fees billed to the Account as well as fees for non-audit services provided to the Account and/or to the Account's investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Account ("MFS Related Entities").

For the fiscal years ended December 31, 2004 and 2003, audit fees billed to the Account by Deloitte were as follows:

                                                           AUDIT FEES
           FEES BILLED BY DELOITTE:                       2004          2003
                                                     ---------      --------
            Government Securities Variable           $  34,750      $ 37,100
            Account

                TOTAL                                $  34,750      $ 37,100

For the fiscal years ended December 31, 2004 and 2003, fees billed by Deloitte for audit-related, tax and other services provided to the Account and for audit-related, tax and other services provided to MFS and MFS Related Entities that relate directly to the operations and financial reporting of the Account were as follows:

                                      AUDIT-RELATED FEES(1)              TAX FEES(2)                ALL OTHER FEES(3)
     FEES BILLED BY DELOITTE:          2004           2003           2004           2003           2004           2003
                                   ------------   ------------   ------------   ------------   ------------   ------------
        To Government Securities   $          0   $          0   $          0   $          0   $          0   $          0
        Variable Account

        To MFS and MFS Related        1,046,170        356,150         67,000         50,000         32,500              0
        Entities of Government
        Securities Variable
        Account*

     AGGREGATE FEES FOR NON-AUDIT
     SERVICES:

                                           2004           2003
                                   ------------   ------------
        To Government Securities   $  1,539,720   $    837,705
        Variable Account, MFS and
        MFS Related Entities#

* This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Account (portions of which services also related to the operations and financial reporting of other variable accounts and funds within the MFS Funds complex).
# This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Account and for non-audit services rendered to MFS and the MFS Related Entities.
(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
(3) The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

For periods prior to May 6, 2003, the amounts shown above under "Audit-Related Fees," "Tax Fees" and "All Other Fees" relate to permitted non-audit services that would have been subject to pre-approval if the Securities and Exchange Commission's rules relating to pre-approval of non-audit services had been in effect.

ITEM 4(e)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Managers relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Accounts and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant.

Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Account and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

ITEM 4(f):  Not applicable.

ITEM 4(h): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

     (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference:
     Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   GOVERNMENT SECURITIES VARIABLE ACCOUNT
             ----------------------------------------------------

By (Signature and Title)* /s/ ROBERT J. MANNING
                          ---------------------------------------------------------------
                          Robert J. Manning, President

Date:  February 24, 2005
       -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ ROBERT J. MANNING
                          ---------------------------------------------------------------
                          Robert J. Manning, President (Principal Executive Officer)

Date:  February 24, 2005
       -----------------


By (Signature and Title)* /s/ RICHARD M. HISEY
                          ---------------------------------------------------------------
                          Richard M. Hisey, Treasurer (Principal Financial Officer and
                                                         Accounting Officer)

Date:  February 24, 2005
       -----------------

*  Print name and title of each signing officer under his or her signature.